-------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-32548) UNDER
                           THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 46
                                      AND


              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                                AMENDMENT NO. 49


                          VANGUARD INTERNATIONAL EQUITY
                                   INDEX FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

           P.O. BOX 2600, VALLEY FORGE, PA 19482 (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                     R. GREGORY BARTON, ESQUIRE P.O. BOX 876
                             VALLEY FORGE, PA 19482


             IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE ON
            FEBRUARY 25, 2005, PURSUANT TO PARAGRAPH (B) OF RULE 485.



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

VANGUARD(R) INTERNATIONAL VIPER(R) SHARES


February 25, 2005



Exchange-traded fund shares that are not individually redeemable




This prospectus
contains financial data for the Funds through the fiscal year ended October 31, 2004.



                                                       VANGUARD EUROPEAN  VIPERS


                                                         VANGUARD PACIFIC VIPERS


                                                VANGUARD EMERGING MARKETS VIPERS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[THE VANGUARD GROUP LOGO]

VANGUARD INTERNATIONAL VIPER SHARES
Prospectus
February 25, 2005


Vanguard/(R)/ Index Participation Equity Receipts
An Exchange-Traded Class of Shares of Certain Vanguard Index Funds


--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO VIPER SHARES       23 VIPER SHARES AND VANGUARD

3 PROFILES                              24 INVESTMENT ADVISOR

  3 Vanguard European VIPERs            24 DIVIDENDS, CAPITAL GAINS,
                                           AND TAXES
  6 Vanguard Pacific VIPERs
                                        26 DAILY PRICING
  9 Vanguard Emerging
    Markets VIPERs                      26 FINANCIAL HIGHLIGHTS

 14 MORE ON THE FUNDS AND               GLOSSARY OF INVESTMENT TERMS
    VIPER SHARES
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
 A NOTE TO RETAIL INVESTORS:

 VIPER Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase VIPER Shares directly from the Fund. Instead, these investors will purchase VIPER Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming VIPER Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.
--------------------------------------------------------------------------------

AN INTRODUCTION TO VIPER SHARES



WHAT ARE VIPER SHARES?
Vanguard Index Participation Equity Receipts, or "VIPER" Shares, are an exchange-traded class of shares issued by certain Vanguard index mutual funds. VIPER Shares represent an interest in the portfolio of stocks held by the issuing fund. Vanguard International Stock Index Funds offer the following VIPER Shares through this prospectus:


--------------------------------------------------------------------------------
FUND                    VIPER SHARES             SEEKS TO TRACK
--------------------------------------------------------------------------------
Vanguard European       Vanguard European        European stock markets
 Stock Index Fund       VIPERs
Vanguard Pacific Stock  Vanguard Pacific VIPERs  Australian and Far East
 Index Fund                                      stock markets
Vanguard Emerging       Vanguard Emerging
 Markets Stock Index    Markets VIPERs           18 emerging stock markets
 Fund                                            in Europe, Asia, Africa, and
                                                 Latin America
--------------------------------------------------------------------------------

 In addition to VIPER Shares, two of the Funds offer three conventional (not exchange-traded) classes of shares, and one Fund offers two conventional classes of shares. This prospectus, however, relates only to VIPER Shares.

HOW ARE VIPER SHARES DIFFERENT FROM CONVENTIONAL MUTUAL FUND SHARES? Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.
 An organized secondary market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares are listed for trading on the American Stock Exchange (AMEX). Investors can purchase and sell VIPER Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, VIPER Shares.


 Although the market price of a VIPER Share typically approximates its NAV, there may be times when the market price and the NAV differ, so you may pay or receive more or less than NAV when you buy or sell your shares on the secondary market. Also, it is possible that an active trading market may not be maintained.


HOW DO I BUY AND SELL VIPER SHARES?
A fund issues and redeems VIPER Shares only in bundles of 100,000 shares. These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares directly with an issuing fund.
 Investors who cannot afford to purchase a Creation Unit can acquire VIPER Shares in one of two ways. If you own conventional shares of a fund that issues VIPER Shares, you can, for a fee, convert those shares into VIPER Shares of equivalent value. For more information

2


about the conversion privilege, see "Conversion Privilege" under MORE ON THE FUNDS AND VIPER SHARES. In addition, any investor may purchase VIPER Shares on the secondary market through a broker. VIPER Shares are publicly traded on the AMEX. To acquire VIPER Shares through either means, you must have a brokerage account. For information about acquiring VIPER Shares through conversion of conventional shares or through a secondary-market purchase, please contact your broker. If you want to sell VIPER Shares, you must do so through your broker; VIPER Shares cannot be converted back into conventional shares.


 NOTE: When you buy or sell VIPER Shares on the secondary market, your broker will charge a commission. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares, and receive less than NAV when you sell those shares.






























[INDEXED TO MSCI LOGO] European Stock Index Fund
                       Pacific Stock Index Fund

PROFILE--VANGUARD(R) EUROPEAN VIPERS(R)


The following profile summarizes key features of Vanguard European VIPERs, an exchange-traded class of shares issued by Vanguard(R) European Stock Index Fund.

INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The
MSCI Europe Index is made up of approximately 563 common stocks of companies located in 16 European countries--mostly companies in the United Kingdom, France, Switzerland, and Germany (which made up 36%, 13%, 10%, and 10%, respectively, of the Index's market capitalization as of October 31, 2004). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden.


PRIMARY RISKS
o European VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
o European VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o European VIPERs are subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore the European VIPERs', heavy exposure to four countries (the United Kingdom, France, Switzerland, and Germany) involves a higher degree of country risk than that of more geographically diversified international funds.
o European VIPERs are subject to regional risk, which is the chance that an entire region--namely, Europe--will be hurt by political upheaval, financial troubles, or natural disasters.
o European VIPERs are subject to currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
o    European  VIPERs are listed for  trading  on the  American  Stock  Exchange
     (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a European VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when buying European VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
o Although European VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.

4

o Trading of European VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if European VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risks of investing in European VIPERs. Because calendar-year performance information for European VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard European Stock Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for European VIPERs would be substantially similar, because both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.



       ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
       ----------------------------------------------------
       SCALE -40% - 80%

                1995            22.28%
                1996            21.26
                1997            24.23
                1998            28.86
                1999            16.62
                2000            -8.18
                2001           -20.30
                2002           -17.95
                2003            38.70
                2004            20.86
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors
     pay their brokers to buy and sell VIPER Shares in
     the secondary market.
     ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 22.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -22.84% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                   1 YEAR   5 YEARS    10 YEARS
-------------------------------------------------------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND INVESTOR SHARES
 Return Before Taxes                                20.86%   0.13%      10.79%
 Return After Taxes on Distributions                20.28   -0.48       10.05
 Return After Taxes on Distributions and Sale of
  Fund Shares                                       13.91   -0.22        9.21
-------------------------------------------------------------------------------
MSCI EUROPE INDEX (reflects no deduction for
 fees, expenses, or taxes)                          20.88%   0.06%      10.57%
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns are not relevant for a share-holder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold European VIPERs. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. European VIPERs have no operating history; actual operating expenses could be different.



 SHAREHOLDER FEES (fees paid directly from your investment)
 Sales Charge (Load) Imposed on Purchases:                           None
 Sales Charge (Load) Imposed on Reinvested                           None
 Dividends:
 Transaction Fee on Purchases and Redemptions:                    Varies*
 Transaction Fee Imposed on Reinvested                               None
 Dividends:


 ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
 Management Expenses:                                               0.14%
 12b-1 Distribution Fee:                                             None
 Other Expenses:                                                    0.04%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.18%

 *An investor purchasing or redeeming Creation Units of European VIPERs will pay to the issuing Fund a standard transaction fee of $9,600. An additional fee may be charged for cash purchases and redemptions. Please see pages 18 and 19 for additional information. The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling European VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into European VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.


 The following example is intended to help retail investors compare the cost of investing in European VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in European VIPERs. This example assumes that European VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell European VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $18         $58        $101         $230
--------------------------------------------------


 The value of a European VIPER Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $9,600 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a European VIPER Creation Unit would be $28,399 if the Creation Unit were redeemed after one year and $48,149 if redeemed after three years.

6

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES) AS OF
Distributed annually in December.        OCTOBER 31, 2004
                                         $9.5 billion
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   VANGUARD FUND NUMBER
since inception                          963

NUMBER OF EUROPEAN VIPERS                CUSIP NUMBER
IN A CREATION UNIT                       922042874
100,000
                                         AMEX TRADING SYMBOL
                                         VGK
--------------------------------------------------------------------------------


PROFILE--VANGUARD(R) PACIFIC VIPERS(R)

The following profile summarizes key features of Vanguard Pacific VIPERs, an exchange-traded class of shares issued by Vanguard(R) Pacific Stock Index Fund.


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.

PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 503 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2004, Japan and Australia made up 73% and 18%, respectively, of the Index's market capitalization.)


PRIMARY RISKS
o Pacific VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
o Pacific VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Pacific VIPERs are subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore the Pacific VIPERs', heavy exposure to Japan involves a higher degree of country risk than that of more geographically diversified international funds.
o Pacific VIPERs are subject to regional risk, which is the chance that an entire region--namely, the Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.
o Pacific VIPERs are subject to currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

o Pacific VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Pacific VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when buying Pacific VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
o Although Pacific VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
o Trading of Pacific VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Pacific VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risks of investing in Pacific VIPERs. Because calendar-year performance information for Pacific VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard Pacific Stock Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for Pacific VIPERs would be substantially similar, because both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


       ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
       ----------------------------------------------------
       SCALE -40% - 80%

                1995            2.75%
                1996           -7.82
                1997          -25.67
                1998            2.41
                1999           57.05
                2000          -25.74
                2001          -26.34
                2002           -9.32
                2003           38.42
                2004           18.83
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors
     pay their brokers to buy and sell VIPER Shares
     in the secondary market.
      ----------------------------------------------------



 During the periods shown in the bar chart, the highest return for a calendar quarter was 26.50% (quarter ended December 31, 1998), and the lowest return for a quarter was -20.69% (quarter ended December 31, 1997).

8


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                   1 YEAR   5 YEARS    10 YEARS
-------------------------------------------------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND INVESTOR SHARES

 Return Before Taxes                                18.83%    -3.98%    -0.79%
 Return After Taxes on Distributions                18.39     -4.30     -1.09
 Return After Taxes on Distributions and Sale of    12.48     -3.50     -0.82
  Fund Shares
-------------------------------------------------------------------------------
MSCI PACIFIC INDEX (reflects no deduction for
 fees, expenses, or taxes)                          18.98%    -3.72%    -0.70%
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Pacific VIPERs. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. Pacific VIPERs have no operating history; actual operating expenses could be different.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                           None
Sales Charge (Load) Imposed on Reinvested                           None
Dividends:
Transaction Fee on Purchases and Redemptions:                    Varies*
Transaction Fee Imposed on Reinvested                               None
Dividends:


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                               0.14%
12b-1 Distribution Fee:                                             None
Other Expenses:                                                    0.04%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.18%

*An investor purchasing or redeeming Creation Units of Pacific VIPERs will pay to the issuing Fund a standard transaction fee of $7,200. An additional fee may be charged for cash purchases and redemptions. Please see pages 18 and 19 for additional information. The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Pacific VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Pacific VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

9


 The following example is intended to help retail investors compare the cost of investing in Pacific VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Pacific VIPERs. This example assumes that Pacific VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Pacific VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18         $58         $101         $230
--------------------------------------------------


 The value of a Pacific VIPER Creation Unit as of the date of this prospectus, was approximately $5 million. Assuming an investment of $5 million, payment of the standard $7,200 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Pacific VIPER Creation Unit would be $23,604 if the Creation Unit were redeemed after one year and $43,363 if redeemed after three years.


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES) AS OF
Distributed annually in December.        OCTOBER 31, 2004
                                         $4.5 billion
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   VANGUARD FUND NUMBER
since inception                          962

NUMBER OF PACIFIC VIPERS                 CUSIP NUMBER
IN A CREATION UNIT                       922042866
100,000
                                         AMEX TRADING SYMBOL
                                         VPL
--------------------------------------------------------------------------------


PROFILE--VANGUARD(R) EMERGING MARKETS VIPERS(R)

The following profile summarizes key features of Vanguard Emerging Markets VIPERs, an exchange-traded class of shares issued by Vanguard(R) Emerging Markets Stock Index Fund.


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

10


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the Select Emerging Markets Index*. The Select Emerging Markets Index includes approximately 595 common stocks of companies located in emerging markets around the world. As of October 31, 2004, the largest markets covered in the Index were South Korea, South Africa, Taiwan, Brazil, and China (which made up 20%, 17%, 12%, 10%, and 9%, respectively, of the Index's market capitalization). Other countries represented in the Index include Argentina, Chile, the Czech Republic, Hungary, India, Indonesia, Israel, Mexico, Peru, the Philippines, Poland, Thailand, and Turkey. MSCI administers the Select Emerging Markets Index exclusively for Vanguard.


* Prior to January 30, 2004, the designation "Free" appeared in the name of the Index, referring to the securities that the Index tracks. Some countries restrict foreign investment in certain industries, so the Index includes only stocks that can be bought freely by a fund. The word "Free" has been eliminated from the Index name to reflect the fact that MSCI adjusts the constituents of the Index to accommodate these foreign ownership restrictions.

PRIMARY RISKS
o Emerging Markets VIPERs' total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods.
o Emerging Markets VIPERs are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Emerging Markets VIPERs are subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore Emerging Markets VIPERs', heavy exposure to South Korea, South Africa, Taiwan, Brazil, and China involves a higher degree of country risk than that of more geographically diversified international funds.
o Emerging Markets VIPERs are subject to emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.
o Emerging Markets VIPERs are subject to currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
o Emerging Markets VIPERs are listed for trading on the American Stock Exchange (AMEX) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of an Emerging Markets VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when buying Emerging Markets VIPERs on the secondary market, and you may receive less than NAV when you sell those shares.
o Although Emerging Markets VIPERs are listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
o Trading of Emerging Markets VIPERs on the AMEX may be halted if AMEX officials deem such action appropriate, if Emerging Markets VIPERs are delisted from the AMEX, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risks of investing in Emerging Markets VIPERs. Because calendar-year performance information for Emerging Markets VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard Emerging Markets Stock Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for Emerging Markets VIPERs would be substantially similar, because both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.


       ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
       ----------------------------------------------------
       SCALE -40% - 80%

                1995            0.56%
                1996           15.83
                1997          -16.82
                1998          -18.12
                1999           61.57
                2000          -27.56
                2001           -2.88
                2002           -7.43
                2003           57.65
                2004           26.12
      ----------------------------------------------------
     Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors
     pay their brokers to buy and sell VIPER Shares
     in the secondary market.
      ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 28.32% (quarter ended December 31, 1999), and the lowest return for a quarter was -22.03% (quarter ended September 30, 2001).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                     1 YEAR            5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD EMERGING MARKETS
 STOCK INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                  24.88%            5.11%           5.10%
 Return After Taxes on  Distributions 24.61             4.56            4.44
 Return After Taxes on
  Distributions and Sale
  of Fund Shares                      16.67             4.08            4.02
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 MSCI Emerging Markets Index*         25.95             4.62            3.30
 Select Emerging Markets Index**      26.68             5.55            5.18
-------------------------------------------------------------------------------
* Prior to January 30, 2004, the Index was known as the MSCI Emerging Markets Free Index.
** Consists of stocks in 18 emerging markets in Europe, Asia, Africa, and Latin America. This Index, which was known as the Select Emerging Market Free Index prior to January 30, 2004, is administered by MSCI exclusively for Vanguard.
-------------------------------------------------------------------------------

12

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Emerging Markets VIPERs. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. Emerging Markets VIPERs have no operating history; actual operating expenses could be different.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested                           None
      Dividends:
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested                               None
      Dividends:


      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.15%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.15%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.30%

      *An investor purchasing or redeeming Creation Units of Emerging Markets
       VIPERs will pay to the issuing Fund a standard transaction fee of $9,300. An additional fee may be charged for cash purchases and redemptions. Please see pages 18 and 19 for additional information. The Fund reserves the right to exempt investors providing seed capital from the purchase transaction fee. An investor buying or selling Emerging Markets VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Emerging Markets VIPERs will pay a $50 conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.


 The following example is intended to help retail investors compare the cost of investing in Emerging Markets VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Emerging Markets VIPERs. This example assumes that Emerging Markets VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Emerging Markets VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $31        $97       $169         $381
--------------------------------------------------

 The value of an Emerging Markets VIPER Creation Unit as of the date of the prospectus, was approximately $5 million. Assuming an investment of $5 million, payment of the standard $9,300 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Emerging Markets VIPER Creation Unit would be $33,924 if the Creation Unit were redeemed after one year and $66,766 if redeemed after three years.


 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES) AS OF
Distributed annually in December.        OCTOBER 31, 2004
                                         $2.8 billion
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   VANGUARD FUND NUMBER
since inception                          964

NUMBER OF EMERGING MARKETS VIPERS        CUSIP NUMBER
IN A CREATION UNIT                       922042858
100,000
                                         TRADING SYMBOL
                                         VWO
--------------------------------------------------------------------------------

14

MORE ON THE FUNDS AND VIPER SHARES


The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks that make up its target index or in synthetic equivalents (i.e., instruments that provide sustantially similar economic exposure). A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


MARKET EXPOSURE


[FLAG] VIPER SHARES ARE SUBJECT TO STOCK  MARKET RISK,  WHICH IS THE CHANCE THAT
     STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
          IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING


 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------



 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                   69.4     36.1      22.0      15.5
Worst                 -23.4     -2.9       4.0      10.2
Average                12.5     10.9      12.1      13.1
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Funds in particular.

 Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the preceding returns do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1995 through 2004, as measured by their respective indexes.



                              RETURNS FOR VARIOUS STOCK MARKETS*
------------------------------------------------------------------------------------------------
                             EUROPEAN            PACIFIC           EMERGING                 U.S.
                               MARKET             MARKET            MARKETS               MARKET
------------------------------------------------------------------------------------------------
1995                           21.95%              2.95%             -0.01%               37.58%
1996                           21.09              -8.30              15.22                22.96
1997                           23.80             -25.87             -16.36                33.36
1998                           28.53               2.72             -18.39                28.58
1999                           15.89              56.65              60.88                21.04
2000                           -8.39             -25.78             -27.94                -9.10
2001                          -19.90             -25.40              -2.80               -11.89
2002                          -18.38              -9.29              -7.04               -22.10
2003                           38.54              38.48              58.81                28.68
2004                           20.88              18.98              26.68                10.88
------------------------------------------------------------------------------------------------
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Index (formerly known as the Select
 Emerging Markets Free Index); and U.S. market returns are measured by the
 Standard & Poor's 500 Index.
------------------------------------------------------------------------------------------------


 Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from any VIPER Shares in particular.

[FLAG] EACH FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.


SECURITY SELECTION

Each Fund attempts to track the investment performance of a benchmark index using the replication method of indexing, meaning that each Fund holds the same stocks as its target index in approximately the same proportion as represented in the index itself.


 EUROPEAN STOCK INDEX FUND. The Fund invests in common stocks included in the MSCI Europe Index, which is made up of approximately 563 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Switzerland, and Germany--dominate the Index. These four countries made up 36%, 13%, 10%, and 10%, respectively, of the Index's market capitalization as of October 31, 2004. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands,

Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that which occurs with more geographically dviersified international funds. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $40.5 billion.

 PACIFIC STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 503 common stocks of Pacific Basin companies. The Index is dominated by the Japanese stock market, which represented 73% of the Index's market capitalization as of October 31, 2004. The other four countries represented in the Index are Australia, Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese stock market subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $12 billion.

 EMERGING MARKETS STOCK INDEX FUND. The Fund invests in the common stocks included in the Select Emerging Markets Index, which is made up of approximately 595 common stocks of companies located in 18 emerging markets of Europe, Asia, Africa, and Latin America. Five countries--South Korea, South Africa, Taiwan, Brazil, and China--collectively represent a majority of the Index, with 20%, 17%, 12%, 10%, and 9%, respectively, of the Index's market capitalization as of October 31, 2004. The other 13 countries are Argentina, Chile, the Czech Republic, Hungary, India, Indonesia, Israel, Mexico, Peru, the Philippines, Poland, Thailand, and Turkey. The Index is called "select" because it is modeled on a larger index--the MSCI Emerging Markets Index--but with certain adjustments designed to reduce risk. As of October 31, 2004, the Select Index excluded certain countries found in the MSCI Emerging Markets Index--Colombia, Egypt, Jordan, Malaysia, Morocca, Pakistan, Russia, Sri Lanka, and Venezuela--because of concerns about liquidity, repatriation of capital, or entry barriers in those markets.

 MSCI administers the Select Index exclusively for Vanguard and periodically adjusts the list of included countries to keep pace with evolution in world markets. Chile, India, and Peru were the newest additions (as of 2003) and brought the total number of emerging markets to 18 (such adjustments are made on a forward-looking basis, so past performance of the Select Index always reflects actual country representation during the relevant period). Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the small-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $7.5 billion.

 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

 The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes, hold stocks of many companies across many different industries. It is possible that a Fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Fund tracking such an index might no longer meet the legal definition of "diversified." For this reason, the Funds are classified as "nondiversified." However, these Funds in actuality, have been diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.

17

SPECIAL RISKS OF EXCHANGE-TRADED SHARES

[FLAG] VIPER SHARES ARE NOT INDIVIDUALLY REDEEMABLE. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough VIPER Shares to constitute a Creation Unit.

[FLAG] THE MARKET PRICE OF VIPER  SHARES MAY DIFFER FROM NET ASSET VALUE.  VIPER
     Shares are listed for trading on the AMEX and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a VIPER Share typically will approximate its net asset value
     (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying VIPER Shares on the secondary market, and you may receive less than NAV when you sell those shares.
          The market price of VIPER Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market- makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that VIPER Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of VIPER Shares is falling fastest--and this may be the time that you most want to sell VIPER Shares.
          NOTE: Vanguard's website will show the prior day's closing NAV and closing market price for each Fund's VIPER Shares. The website also will disclose how frequently each Fund's VIPER Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

[FLAG] AN ACTIVE TRADING MARKET MAY NOT EXIST. Although VIPER Shares are listed on the AMEX, it is possible that an active trading market may not be maintained.


[FLAG] TRADING MAY BE HALTED. Trading of VIPER Shares on the AMEX will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of VIPER Shares also will be halted if (1) the shares are delisted from the AMEX without first being listed on another exchange, or (2) AMEX officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.


          NOTE: If trading of VIPER Shares on the AMEX is halted, eligible investors (see below) will still be able to purchase Creation Units of VIPER Shares directly from an issuing Fund and redeem such units with the Fund.

PURCHASING VIPER SHARES FROM AN ISSUING FUND

You can purchase VIPER Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:
o Eligible Investors. To purchase VIPER Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.
o Creation Units. You must purchase VIPER Shares in large blocks known as "Creation Units." The number of VIPER Shares in a Creation Unit is as follows:

18


 --------------------------------------------------------------------------
                                              NUMBER OF VIPER SHARES IN A
 FUND                                                CREATION UNIT
 --------------------------------------------------------------------------
 Vanguard European Stock Index Fund                    100,000
 Vanguard Pacific Stock Index Fund                     100,000
 Vanguard Emerging Markets Stock Index Fund            100,000
 --------------------------------------------------------------------------


 For any particular Fund, the number of VIPER Shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Funds will not issue fractional Creation Units.
o In-Kind Creation Basket. To purchase VIPER Shares directly from a Fund, you must tender to the Fund a basket of securities. Each business day, prior to the opening of trading on the AMEX, the Fund's advisor will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in that day's creation basket. Each Fund reserves the right to accept a nonconforming creation basket. A portion of a Fund's creation basket may include American Depositary Receipts (ADRs).
o Cash Purchases. The Funds reserve the right to require cash rather than in-kind securities in certain markets. As of the date of this prospectus, cash will be required for securities traded in Brazil, Chile, India, South Korea, and Taiwan.
o Balancing Amount. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's advisor will publish, on a daily basis, information about the previous day's Balancing Amount. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."
o Placement of Purchase Orders. All purchase orders must be placed with Vanguard by or through an Authorized Participant. We strongly recommend that Authorized Participants contact Vanguard one business day prior to placing a purchase order. Purchase orders will be processed through a manual clearing process run by the DTC. A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.


o Transaction Fee on Purchase of Creation Units. The Funds impose a transaction fee on each purchase of Creation Units. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the additional cost to the Fund. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units. A summary of the transaction fees follows.


REDEEMING VIPER SHARES WITH AN ISSUING FUND

The redemption process is essentially the reverse of the purchase process.
o Eligible Investors. To redeem VIPER Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.
o Creation Units. To redeem VIPER Shares with a Fund, you must tender the shares in Creation Unit-size blocks.

o In-Kind Redemption Proceeds. Redemption proceeds will be paid in-kind with a basket of securities. In most cases, the basket of securities you receive will be the same as that required of investors purchasing Creation Units on the same day. There will be times, however, when the creation and redemption baskets differ. The composition of the redemption basket will be available on the NSCC bulletin board. NOTE: Each Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.
o Balancing Amount. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.


o Cash Redemptions. The Funds may redeem in cash rather than in kind in certain markets. As of the date of this prospectus, cash redemptions will be made for securities traded in Brazil, Chile, India, South Korea, and Taiwan.


o Placement of Redemption Orders. As with purchases, redemptions will be processed through the DTC process. We strongly recommend that Authorized Participants contact Vanguard one business day prior to placing a redemption order. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date, and all other procedures set forth in the Participation Agreement are followed.
o Transaction Fee on Redemption of Creation Units. The Funds impose a transaction fee on each redemption of Creation Units. As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units. The following table summarizes each Fund's transaction fees:


-----------------------------------------------------------------------------------------
                                   TRANSACTION FEES
-----------------------------------------------------------------------------------------
                         TRANSACTION FEE ON
                              PURCHASES AND   MAXIMUM ADDITIONAL       MAXIMUM ADDITIONAL
                             REDEMPTIONS OF      VARIABLE CHARGE          VARIABLE CHARGE
 FUND                        CREATION UNITS  FOR CASH PURCHASES*    FOR CASH REDEMPTIONS*
-----------------------------------------------------------------------------------------
 European VIPERs                     $9,600                2.00%                  2.00%
 Pacific VIPERs                      $7,200                2.00%                  2.00%
 Emerging Markets VIPERs             $9,300                2.00%                  2.00%
-----------------------------------------------------------------------------------------
 *As a percentage of the cash in lieu of the amount invested or redeemed.


PURCHASING AND SELLING VIPER SHARES ON THE SECONDARY MARKET

You can buy and sell VIPER Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell VIPER Shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must buy.

CONVERSION PRIVILEGE

Owners of conventional shares (Investor Shares, Admiral(TM) Shares, or Institutional Shares) issued by any fund may convert those shares into VIPER Shares of equivalent value of the same Fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a $50 charge on conversion transactions and reserves the

20

right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. Your broker may charge an additional fee to process a conversion. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same Fund.
 Unless you are an Authorized Participant, you must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, please contact your broker.
 Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held at Vanguard in an account in the name of the DTC. (The DTC will keep track of which VIPER Shares belong to your broker, and your broker, in turn, will keep track of which VIPER Shares belong to you.)
 Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (2) redeem the
2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
 NOTE: If you convert your conventional shares to VIPER Shares through Vanguard Brokerage Services(R) (Vanguard(R) Brokerage), all conventional shares for which you request conversion will be converted into VIPER Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. VBS does not impose a conversion fee over and above the fee imposed by Vanguard.
 Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares: n The conversion transaction is nontaxable except, as applicable, to the limited extent described above.
o The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a VIPER Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.
o Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

o During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.

EXCHANGES NOT PERMITTED: VIPER Shares of one Fund may not be exchanged for VIPER Shares of another Fund.

FREQUENT TRADING AND MARKET TIMING
Unlike frequent trading of a Vanguard fund's conventional (i.e., not exchange-traded) classes of shares, frequent trading of VIPER Shares does not disrupt portfolio management, increase the fund's trading costs, lead to realization of capitalization gains, or otherwise harm fund shareholders. The vast majority of trading in VIPER Shares occurs on the secondary market. Because these trades do not involve the issuing fund directly, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem VIPER Shares directly with the issuing fund. Because these trades are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each VIPER fund imposes transaction fees on in-kind purchases and redemptions of VIPERs that cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund's trading costs increase in those circumstances. For these reasons, the board of trustees of each fund that issues VIPER Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of VIPER Shares.


PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com a detailed list of the securities held in each Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


PRECAUTIONARY NOTES

A PRECAUTIONARY NOTE TO RETAIL INVESTORS: The DTC or its nominee will be the registered owner of all outstanding VIPER Shares. Your ownership of VIPER Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of VIPER Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose VIPER Shares

22

you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A PRECAUTIONARY NOTE TO PURCHASERS OF CREATION UNITS: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.
 Because new VIPER Shares may be issued on an ongoing basis, a "distribution" of VIPER Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent VIPER Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new VIPER Shares with an active selling effort involving solicitation of secondary-market demand for VIPER Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
 Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with VIPER Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A PRECAUTIONARY NOTE TO INVESTMENT COMPANIES: For purposes of the Investment Company Act of 1940, VIPER Shares are issued by registered investment companies, and the acquisition of VIPER Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act.

A NOTE ON UNUSUAL CIRCUMSTANCES: Vanguard reserves the right to reject any purchase request at any time, for any reason, and without notice. Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.


CASH MANAGEMENT

Vanguard may invest each Fund's daily cash balance in one or more Vanguard(R) CMT Funds, which are very low-cost money market funds. Each Fund is permitted to invest in the CMT Funds under an exemption granted by the Securities and Exchange Commission (SEC). Each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


OTHER INVESTMENT POLICIES AND RISKS


Besides investing in stocks of foreign companies, each Fund may make other kinds of investments to achieve its objective. Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

 Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
 Each Fund may enter into forward foreign currency exchange contracts, which are types of futures contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Funds' securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed foreign index funds was approximately 85%; for all foreign stock funds, the average turnover rate was approximately 88%, as reported by Morningstar, Inc. on October 31, 2004.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------



VIPER SHARES AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

24


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the advisor to the Funds through its Quantitative Equity Group. As of October 31, 2004, Vanguard served as advisor for about $557 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

 For the fiscal year ended October 31, 2004, the advisory expenses of the European, Pacific, and Emerging Markets Stock Index Funds represented an effective annual rate of 0.01% or less of each Fund's average net assets.

 The advisor, when trading securities on behalf of the Funds, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers on its assessment of their ability to provide best execution. At the direction of the Funds' board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Funds, so long as the advisor reasonably believes that the broker can provide best execution.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR


 The manager primarily responsible for overseeing the Funds' investments is:

 GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------




DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



DIVIDEND REINVESTMENT SERVICE

Brokers may make available to their customers who own VIPER Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional VIPER Shares of the same Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

BASIC TAX POINTS

Investors in taxable accounts should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional VIPER Shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned VIPER Shares.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale of VIPER Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of VIPER Shares, may be subject to state and local income taxes.
o Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

NOTE: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

26

DAILY PRICING

The net asset value, or NAV, of each Fund's VIPER Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class.
 Remember: If you buy or sell VIPER Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your VIPER Shares in Creation Unit blocks, or if you convert your conventional fund shares into VIPER Shares.


 When calculating the NAV of a Vanguard fund's shares, stocks held by the fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.


 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company specific (e.g., earnings report, merger announcement), country specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change), or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.
 Fair value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's VIPER Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

NOTE: This prospectus offers the Funds' VIPER Shares, not the Investor Shares. Information for the Investor Shares is shown here because the Funds' VIPER Shares are new. However, the two share classes are invested in the same portfolio of securities and will have substantially similar performance.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


 This explanation uses the European Stock Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2004 with a net asset value (price) of $19.93 per share. During the year, each Investor Share earned $0.54 from investment income (interest and dividends) and $3.76 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.46 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $23.77, reflecting earnings of $4.30 per share and distributions of $0.46 per share. This was an increase of $3.84 per share (from $19.93 at the beginning of the year to $23.77 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 21.89% for the year.

 As of October 31, 2004, the Investor Shares had approximately $7.9 billion in net assets. For the year, the expense ratio was 0.27% ($2.70 per $1,000 of net assets), and the net investment income amounted to 2.67% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.
--------------------------------------------------------------------------------



EUROPEAN STOCK INDEX FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------

                                                      YEAR ENDED                 JAN. 1 TO      YEAR ENDED DECEMBER 31,
                                                      OCTOBER 31,                  OCT. 31,    -------------------------------
                                               2004         2003         2002       2001*             2000         1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $19.93       $16.44       $19.50       $25.99          $28.82       $25.28
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .54          .44          .39          .37            .335          .50
 Net Realized and Unrealized Gain (Loss)       3.76         3.45        (3.01)       (6.85)         (2.692)        3.69
 on Investments
------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              4.30         3.89        (2.62)       (6.48)         (2.357)        4.19
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.46)        (.40)        (.44)        (.01)          (.423)        (.50)
 Distributions from Realized Capital Gains       --           --           --           --           (.050)        (.15)
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.46)        (.40)        (.44)        (.01)          (.473)        (.65)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $23.77       $19.93       $16.44       $19.50          $25.99       $28.82
==============================================================================================================================
TOTAL RETURN**                                21.89%       24.27%      -13.81%      -24.94%          -8.18%       16.62%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)        $7,904       $5,339       $3,870       $4,165          $5,611       $6,106
 Ratio of Total Expenses to Average
 Net Assets                                   0.27%        0.32%        0.33%        0.30%+          0.29%        0.29%
 Ratio of Net Investment Income to
 Average Net Assets                           2.67%        2.76%        2.24%        2.08%+          1.64%        1.99%
 Turnover Rate                                   5%           6%          15%            3%             8%           7%
-==============================================================================================================================

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
** Total return figures do not reflect the 0.5% purchase fee through March 31, 2000 or the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
+    Annualized.

28


PACIFIC STOCK INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED                                       YEAR ENDED
                                                       OCTOBER 31,               JAN. 1 TO              DECEMBER 31,
                                              ---------------------------------   OCT. 31,     --------------------------------
                                               2004         2003         2002        2001*            2000         1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $7.80        $5.90        $6.79        $8.95          $12.22        $7.84
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS                                                                           .
 Net Investment Income                         .121         .082         .065          .07            .077          .08
 Net Realized and Unrealized Gain (Loss)       .814        1.885        (.923)       (2.23)         (3.222)        4.39
 on Investments
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              .935        1.967        (.858)       (2.16)         (3.145)        4.47
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.105)       (.067)      (. 032)          --           (.125)        (.09)
 Distributions from Realized Capital Gains       --           --           --           --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                          (.105)       (.067)       (.032)          --           (.125)        (.09)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $8.63        $7.80       $ 5.90        $6.79           $8.95       $12.22
===============================================================================================================================
TOTAL RETURN**                               12.15%       33.75%       -12.67%      -24.13%        -25.74%        57.05%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $3,471       $2,265        $1,386       $1,389          $1,823       $2,526
 Ratio of Total Expenses to Average
 Net Assets                                   0.34%        0.39%         0.40%       0.37%+          0.38%        0.37%
 Ratio of Net Investment Income to
 Average Net Assets                           1.57%        1.49%         1.04%       1.06%+          0.68%        0.95%
 Turnover Rate                                   3%           3%          20%           2%              6%           6%
===============================================================================================================================


* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
** Total returns do not reflect the 0.5% purchase fee through March 31, 2000 or the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
+    Annualized.

EMERGING MARKETS STOCK INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED                                       YEAR ENDED
                                                       OCTOBER 31,               JAN. 1 TO              DECEMBER 31,
                                              ---------------------------------   OCT. 31,     --------------------------------
                                               2004         2003         2002        2001*            2000         1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $11.04        $7.48       $ 7.28        $8.84          $12.50        $7.91
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .263         .170          .15          .19            .141          .24
 Net Realized and Unrealized Gain (Loss)      1.749        3.512          .25        (1.74)         (3.583)        4.62
 on Investments
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations             2.012        3.682          .40        (1.55)         (3.442)        4.86
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.172)       (.122)        (.20)        (.01)          (.218)        (.27)
 Distributions from Realized Capital Gains       --           --          --            --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                          (.172)       (.122)        (.20)        (.01)          (.218)        (.27)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $12.88       $11.04        $7.48        $7.28           $8.84       $12.50
===============================================================================================================================
TOTAL RETURN**                               18.43%       49.88%        5.27%       -17.55%        -27.56%       61.57%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $2,556       $1,589         $841         $770            $913       $1,138
 Ratio of Total Expenses to Average
  Net Assets                                  0.48%        0.53%         0.57%      0.60%+           0.59%        0.58%
 Ratio of Net Investment Income to Average
 Net Assets                                    2.44%        2.26%        1.67%      2.69%+           1.51%        2.55%
 Turnover Rate                                   11%          16%          65%         23%             40%          22%
===============================================================================================================================


* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   Total  returns do not reflect the 0.5% purchase fee (1.0% prior to April 1,
     2000); the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months; or the 0.5% fee on all other redemptions (1.0% prior to April 1, 2000).
+    Annualized.








The Vanguard Group, Vanguard, Plain Talk, Admiral, VIPER, VIPERs, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

AUTHORIZED PARTICIPANT
Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.

CREATION UNIT
A large block of a specified number of VIPER Shares. Authorized Participants may purchase and redeem VIPER Shares from the fund only in Creation Unit-size aggregations.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VIPER SHARES
Vanguard Index Participation Equity Receipts, which are a class of exchange-traded shares issued by certain Vanguard mutual funds. VIPER Shares can be bought and sold continuously throughout the day at market prices.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900


FOR MORE INFORMATION
If you would like more information
about Vanguard European VIPERs, Pacific
VIPERs, or Emerging Markets VIPERs,
the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds'
investments is available in the Funds'
annual and semiannual reports to
shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI for the issuing Funds
provides more detailed information
about the Funds' VIPER Shares.

The current annual and semiannual
reports and the SAI are incorporated by
reference into (and are thus legally
a part of) this prospectus.

To receive a free copy of the latest
annual or semiannual report or the SAI, or to request additional information about the VIPER Shares, please contact us as follows:

THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-866-499-8473

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES
AND EXCHANGE COMMISSION (SEC)
You can review and copy information
about the issuing Funds (including the SAI) at the SEC's Public Reference Room in Washington,
DC. To find out more about this
public service, call the SEC at 1-202-942-8090.
Reports and other information
about the Funds are also available
in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-0102.

Funds' Investment Company Act
file number: 811-5972



(C) 2005 The Vanguard Group, Inc.
All rights reserved. Patent Pending.
Vanguard Marketing Corporation,
Distributor.

P963 022005

VANGUARD/(R)/ INTERNATIONAL STOCK
INDEX FUNDS
Investor Shares and Admiral /(TM)/ Shares .
February 25, 2005



This prospectus
contains financial data for the Funds through the fiscal year ended October 31, 2004.


                                              VANGUARD EUROPEAN STOCK INDEX FUND


                                               VANGUARD PACIFIC STOCK INDEX FUND


                                      VANGUARD EMERGING MARKETS STOCK INDEX FUND


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP LOGO]

VANGUARD INTERNATIONAL STOCK INDEX FUNDS
Investor Shares and Admiral Shares
Prospectus
February 25, 2005


--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO INDEX FUNDS                23 SHARE PRICE

2 FUND PROFILES                                 24 FINANCIAL HIGHLIGHTS

  2 Vanguard European Stock                     30 INVESTING WITH VANGUARD
    Index Fund
                                                   30 Buying Shares
  6 Vanguard Pacific Stock Index Fund
                                                   33 Converting Shares
 10 Vanguard Emerging Markets
    Stock Index Fund                               34 Redeeming Shares

14 MORE ON THE FUNDS                               37 Exchanging Shares

20 THE FUNDS AND VANGUARD                       38 Other Rules You Should Know

21 INVESTMENT ADVISOR                           41 Fund and Account Updates

21 DIVIDENDS, CAPITAL GAINS,                    42 Contacting Vanguard
   AND TAXES
                                                45 VIPER SHARES

                                                GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

This prospectus offers Investor Shares for all of the Funds as well as Admiral Shares for two of the Funds. Please note that the Admiral Shares are NOT available to:

o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

A separate prospectus offers the Funds' Institutional Shares. Institutional Shares are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million. In addition, each Fund provides an exchange-traded class of shares (VIPER Shares), which are also offered through a separate prospectus.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
  An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock index funds (both U.S. and international), as well as bond and balanced index funds. This prospectus provides information about three Vanguard International Stock Index Funds. These Funds seek to track particular segments of the international stock market.


-------------------------------------------------------------------------------
FUND                                      SEEKS TO TRACK
-------------------------------------------------------------------------------
Vanguard European Stock Index Fund        European stock markets
Vanguard Pacific Stock Index Fund         Australian and Far East stock markets
Vanguard Emerging Markets Stock Index     18 emerging stock markets in Europe,
 Fund                                      Asia, Africa, and Latin America
-------------------------------------------------------------------------------


 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.














[MSCI LOGO] European Stock Index Fund
            Pacific Stock Index Fund

2

FUND PROFILE--
VANGUARD(R) EUROPEAN STOCK INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The
MSCI Europe Index is made up of approximately 563 common stocks of companies located in 16 European countries--mostly companies in the United Kingdom, France, Switzerland, and Germany (which made up 36%, 13%, 10%, and 10%, respectively, of the Index's market capitalization, as of October 31, 2004). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

o Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Switzerland, and Germany) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


o Regional risk, which is the chance that an entire region--namely, Europe--will be hurt by political upheaval, financial troubles, or natural disasters.
o Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

       ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
       ----------------------------------------------------
       SCALE -40% - 80%

                1995            22.28%
                1996            21.26
                1997            24.23
                1998            28.86
                1999            16.62
                2000            -8.18
                2001           -20.30
                2002           -17.95
                2003            38.70
                2004            20.86
      ----------------------------------------------------



 During the periods shown in the bar chart, the highest return for a calendar quarter was 22.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -22.84% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                           1 YEAR       5 YEARS        10 YEARS
-------------------------------------------------------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                       20.86%         0.13%         10.79%
 Return After Taxes on Distributions        20.28        -0.48          10.05
 Return After Taxes on Distributions        13.91        -0.22           9.21
  and Sale of Fund Shares
-------------------------------------------------------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND
 ADMIRAL SHARES*
 Return Before Taxes*                       20.96%         --             --
-------------------------------------------------------------------------------
MSCI EUROPE INDEX (reflects no
 deduction for fees, expenses,
 or taxes)                                  20.88%       0.06%          10.57%
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on August 13, 2001, through December 31, 2004, the average annual total returns were 9.05% for the Fund's Admiral Shares and 8.94% for the MSCI Europe Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2004.

4



                                                     INVESTOR         ADMIRAL
                                                       SHARES          SHARES
                                                       ------          ------
SHAREHOLDER FEES (fees paid directly from
your investment)
Sales Charge (Load) Imposed on Purchases:               None            None
Purchase Fee:                                           None            None
Sales Charge (Load) Imposed on Reinvested               None            None
Dividends:
Redemption Fee:                                          2%*             2%*
Account Maintenance Fee (for accounts              $10/year**           None
under $10,000):

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)


Management Expenses:                                   0.21%           0.12%
12b-1 Distribution Fee:                                None            None
Other Expenses:                                        0.06%           0.06%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                0.27%           0.18%



* The 2% fee applies to shares redeemed within two months of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
** If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares     $28       $87       $152       $343
Admiral Shares       18        58        101        230
---------------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS         CONVERSION FEATURES
Distributed annually in December     Investor Shares--May be converted to
                                    Admiral Shares if you meet certain account
INVESTMENT ADVISOR                  balance and tenure requirements
The Vanguard Group, Valley Forge,    Admiral Shares--May be converted to
Pa.,                                Investor Shares if you are no longer
since inception                     eligible for Admiral Shares

INCEPTION DATE                      NEWSPAPER ABBREVIATION
Investor Shares--June 18, 1990      Investor Shares--Europe
Admiral Shares--August 13, 2001     Admiral Shares--EuropeAdml

NET ASSETS (ALL SHARE CLASSES) AS   VANGUARD FUND NUMBER
OF  OCTOBER 31, 2004                Investor Shares--79
$9.5 billion                        Admiral Shares--579

                                    CUSIP NUMBER
SUITABLE FOR IRAS                   Investor Shares--922042205
Yes                                 Admiral Shares--922042809

MINIMUM INITIAL INVESTMENT          TICKER SYMBOL
 Investor Shares--$3,000; $1,000    Investor Shares--VEURX
for IRAs (excluding SEP-IRAs) and   Admiral Shares--VEUSX
most custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

6

FUND PROFILE--
VANGUARD(R) PACIFIC STOCK INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 503 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2004, Japan and Australia made up 73% and 18%, respectively, of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to Japan subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
o Regional risk, which is the chance that an entire region--namely, the Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.
o Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

       ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
       ----------------------------------------------------
       SCALE -40% - 80%

                1995            2.75%
                1996           -7.82
                1997          -25.67
                1998            2.41
                1999           57.05
                2000          -25.74
                2001          -26.34
                2002           -9.32
                2003           38.42
                2004           18.83
        ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 26.50% (quarter ended December 31, 1998), and the lowest return for a quarter was -20.69% (quarter ended December 31, 1997).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                         1 YEAR        5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                      18.83%         -3.98%         -0.79%
 Return After Taxes on                    18.39          -4.30          -1.09
  Distributions
 Return After Taxes on
  Distributions and Sale of Fund
  Shares                                  12.48          -3.50          -0.82
-------------------------------------------------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND
 ADMIRAL SHARES*
 Return Before Taxes*                     18.96%             --             --
-------------------------------------------------------------------------------
MSCI PACIFIC INDEX (reflects no
 deduction for fees, expenses,
 or taxes)                                18.98          -3.72          -0.70
-------------------------------------------------------------------------------
*From the inception date of the Admiral Shares on August 13, 2001, through
 December 31, 2004, the average annual returns were 7.83% for the Fund's Admiral Shares and 8.15% for the MSCI Pacific Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

8


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2004.



                                                     INVESTOR         ADMIRAL
                                                       SHARES          SHARES
                                                       ------          ------
SHAREHOLDER FEES (fees paid directly from
your investment)
Sales Charge (Load) Imposed on Purchases:               None            None
Purchase Fee:                                           None            None
Sales Charge (Load) Imposed on Reinvested               None            None
Dividends:
Redemption Fee:                                          2%*             2%*
Account Maintenance Fee (for accounts              $10/year**           None
under $10,000):

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)


Management Expenses:                                   0.27%           0.18%
12b-1 Distribution Fee:                                None            None
Other Expenses:                                        0.07%           0.07%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                0.34%           0.25%



* The 2% fee applies to shares redeemed within two months of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
** If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.




 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $35      $109      $191       $431
Admiral Shares         26        80       141       318
---------------------------------------------------------




 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS         CONVERSION FEATURES
Distributed annually in December     Investor Shares--May be converted to
                                    Admiral Shares if you meet certain account
INVESTMENT ADVISOR                  balance and tenure requirements
The Vanguard Group, Valley Forge,    Admiral Shares--May be converted to
Pa.,                                Investor Shares if you are no longer
since inception                     eligible for Admiral Shares

INCEPTION DATE                      NEWSPAPER ABBREVIATION
Investor Shares--June 18, 1990      Investor Shares--Pacific
Admiral Shares--August 13, 2001     Admiral Shares--PacifAdml

NET ASSETS (ALL SHARE CLASSES) AS   VANGUARD FUND NUMBER
OF OCTOBER 31, 2004                 Investor Shares--72
$4.5 billion                        Admiral Shares--572

                                    CUSIP NUMBER
SUITABLE FOR IRAS                   Investor Shares--922042106
Yes                                 Admiral Shares--922042700

MINIMUM INITIAL INVESTMENT          TICKER SYMBOL
 Investor Shares--$3,000; $1,000    Investor Shares--VPACX
for IRAs (excluding SEP-IRAs) and   Admiral Shares--VPADX
most custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

10

FUND PROFILE--
VANGUARD(R) EMERGING MARKETS STOCK INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the Select Emerging Markets Index*. The Select Emerging Markets Index includes approximately 595 common stocks of companies located in emerging markets around the world. As of October 31, 2004, the largest markets covered in the Index were South Korea, South Africa, Taiwan, Brazil, and China (which made up 20%, 17%, 12%, 10%, and 9%, respectively, of the Index's market capitalization). Other countries represented in the Index include Argentina, Chile, the Czech Republic, Hungary, India, Indonesia, Israel, Mexico, Peru, the Philippines, Poland, Thailand, and Turkey. MSCI administers the Select Emerging Markets Index exclusively for Vanguard. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

* Prior to January 30, 2004, the designation "Free" appeared in the name of the Index, referring to the securities that the Index tracks. Some countries restrict foreign investment in certain industries, so the Index includes only stocks that can be bought freely by a fund. The word "Free" has been eliminated from the Index names to reflect the fact that MSCI adjusts the constituents of the Index to accommodate these foreign ownership restrictions.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.


o Country risk is especially high for funds that focus on emerging markets. The Index's, and therefore the Fund's, heavy exposure to South Korea, South Africa, Taiwan, Brazil, and China subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.


o Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.
o Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index and a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
      SCALE -40% - 80%

                1995            0.56%
                1996           15.83
                1997          -16.82
                1998          -18.12
                1999           61.57
                2000          -27.56
                2001           -2.88
                2002           -7.43
                2003           57.65
                2004           26.12
      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns
     would be less than those shown.
      ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 28.32% (quarter ended December 31, 1999), and the lowest return for a quarter was -22.03% (quarter ended September 30, 2001).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                     1 YEAR            5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD EMERGING MARKETS
 STOCK INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                  24.88%            5.11%           5.10%
 Return After Taxes on  Distributions 24.61             4.56            4.44
 Return After Taxes on
  Distributions and Sale
  of Fund Shares                      16.67             4.08            4.02
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 MSCI Emerging Markets Index*         25.95             4.62            3.30
 Select Emerging Markets Index**      26.68             5.55            5.18
-------------------------------------------------------------------------------
* Prior to January 30, 2004, the Index was known as the MSCI Emerging Markets Free Index.
** Consists of stocks in 18 emerging markets in Europe, Asia, Africa, and Latin America. This Index, which was known as the Select Emerging Market Free Index prior to January 30, 2004, is administered by MSCI exclusively for Vanguard.
-------------------------------------------------------------------------------

12

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                           None
Purchase Fee:                                                      0.5%*
Sales Charge (Load) Imposed on Reinvested                           None
Dividends:
Redemption Fee:                                              2% or 0.5%**
Account Maintenance fee (for accounts under  $10,000):          $10/year+


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                               0.24%
12b-1 Distribution Fee:                                             None
Other Expenses:                                                    0.24%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.48%



* The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
** The 2% fee applies to shares redeemed within two months of purchase; the 0.5% fee applies to shares redeemed two months or more from the date of purchase. The fee applies to shares redeemed by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares redeemed within two months of the purchase are subject to the 2% redemption fee, but not the 0.5% redemption fee. Shares held for two months or more from the date of purchase are not subject to the 2% redemption fee, but are subject to the 0.5% redemption fee.
+ If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a share may be automatically redeemed to make up the difference.



 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.

-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
  $151         $260        $379         $728
-------------------------------------------------




 You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the periods below, as it would to those above):


-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
   $99         $203        $317         $651
-------------------------------------------------




 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS       MINIMUM INITIAL INVESTMENT
Distributed annually in           $3,000; $1,000 for IRAs (excluding SEP-IRAs)
December                          and most custodial accounts for minors

INVESTMENT ADVISOR
The Vanguard Group, Valley        NEWSPAPER ABBREVIATION
Forge, Pa.,                       EmerMkt
since inception
                                  VANGUARD FUND NUMBER
INCEPTION DATE                    533
May 4, 1994
                                  CUSIP NUMBER
NET ASSETS (ALL SHARE CLASSES)    922042304
AS OF
OCTOBER 31, 2004                  TICKER SYMBOL
$2.8 billion                      VEIEX

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

14

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


  The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


ADVANTAGES OF INDEX FUNDS

Index funds typically have the following characteristics:
o Variety of investments. Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


  Compared with actively managed funds, most index funds have lower turnover rates and lower capital gains distributions. However, from time to time, some index funds may pay out higher-than-expected taxable distributions. That's because index funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.


INDEXING METHODS

In seeking to track a particular index, a fund generally uses one of the following methods to select the securities in which it invests.
  REPLICATION METHOD. Many stock funds use the replication method of indexing. This means that a fund holds each security found in its target index in approximately the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. Each Fund employs this method of indexing.


  SAMPLING METHOD. Because it would be expensive and inefficient to buy and sell all securities held in certain indexes (the Dow Jones Wilshire 5000 Composite Index, for example, included more than 5,000 separate stocks as of October 31,
2004), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.


MARKET EXPOSURE


To track their target indexes as closely as possible, the Funds attempt to remain fully invested in foreign stocks included in their particular indexes.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------


[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


          IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                   69.4     36.1      22.0      15.5
Worst                 -23.4     -2.9       4.0      10.2
Average                12.5     10.9      12.1      13.1
----------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Funds in particular.
  Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed




16


markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the preceding returns do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1995 through 2004, as measured by their respective indexes.




                              RETURNS FOR VARIOUS STOCK MARKETS*
------------------------------------------------------------------------------------------------
                             EUROPEAN            PACIFIC           EMERGING                 U.S.
                               MARKET             MARKET            MARKETS               MARKET
------------------------------------------------------------------------------------------------
1995                           21.95%              2.95%             -0.01%               37.58%
1996                           21.09              -8.30              15.22                22.96
1997                           23.80             -25.87             -16.36                33.36
1998                           28.53               2.72             -18.39                28.58
1999                           15.89              56.65              60.88                21.04
2000                           -8.39             -25.78             -27.94                -9.10
2001                          -19.90             -25.40              -2.80               -11.89
2002                          -18.38              -9.29              -7.04               -22.10
2003                           38.54              38.48              58.81                28.68
2004                           20.88              18.98              26.68                10.88
------------------------------------------------------------------------------------------------
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Index (formerly known as the Select
 Emerging Markets Free Index); and U.S. market returns are measured by the
 Standard & Poor's 500 Index.
------------------------------------------------------------------------------------------------

 Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from the Funds in particular.


[FLAG] EACH FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                 REGIONAL VERSUS BROAD INTERNATIONAL INVESTING


 Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------


SECURITY SELECTION


In seeking to track their target indexes, the Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes.

  EUROPEAN STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 563 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Switzerland, and Germany--dominate the Index. These four countries made up 36%, 13%, 10%, and 10%, respectively, of the Index's market capitalization as of October 31, 2004. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $40.5 billion.
 PACIFIC STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 503 common stocks of Pacific Basin companies. The Index is dominated by the Japanese stock market, which represented 73% of the Index's market capitalization as of October 31, 2004. The other four countries represented in the Index are Australia, Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese stock market subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $12 billion.
 EMERGING MARKETS STOCK INDEX FUND. The Fund invests in the common stocks included in the Select Emerging Markets Index, which is made up of approximately 595 common stocks of companies located in 18 emerging markets of Europe, Asia, Africa, and Latin America. Five countries--South Korea, South Africa, Taiwan, Brazil, and China--collectively represent a majority of the Index, with 20%, 17%, 12%, 10%, and 9%, respectively, of the Index's market capitalization as of October 31, 2004. The other 13 countries are Argentina, Chile, the Czech Republic, Hungary, India, Indonesia, Israel, Mexico, Peru, the Philippines, Poland, Thailand, and Turkey. The Index is called "select" because it is modeled on a larger index--the MSCI Emerging Markets Index--but with certain adjustments designed to reduce risk. As of October 31, 2004, the Select Index excluded certain countries found in the MSCI Emerging Markets Index--Colombia, Egypt, Jordan, Malaysia, Morocco, Pakistan, Russia, Sri Lanka, and Venezuela--because of concerns about liquidity, repatriation of capital, or entry barriers in those markets.
 MSCI administers the Select Index exclusively for Vanguard and periodically adjusts the list of included countries to keep pace with evolution in world markets. Chile, India, and Peru were the newest additions (as of 2003) and brought the total number of emerging markets to 18 (such adjustments are made on a forward-looking basis, so past performance of the Select Index always reflects actual country representation during the relevant period). Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the small-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $7.5 billion.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.
 The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a Fund's target index could become less diversified if

18


the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Fund tracking such an index might no longer meet the legal definition of "diversified. " For this reason, the Funds are classified as "nondiversified. " However, these Funds in actuality, have been diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.


PURCHASE, REDEMPTION, ACCOUNT MAINTENANCE, AND CUSTODIAL FEES


Some Vanguard funds charge a fee on purchases of their shares, including shares purchased by exchange from other Vanguard funds. Some Vanguard funds also charge a fee on the redemption of their shares. Shares you have held the longest will be redeemed first. Funds incur trading costs when they invest new cash or sell securities to meet redemption requests; these costs run higher for funds that invest in small-company or international stocks.
 Unlike a sales charge or a sales load paid to a broker or a fund management company, all purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. Without these fees, high trading costs would prevent some funds from tracking their target indexes so closely. Purchases that result from reinvested dividends or capital gains are not subject to purchase fees.
 To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund account whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$2.50 per quarter or $10 per year--is deducted from the quarterly or annual dividend distributions, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.
 A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000. See INVESTING WITH VANGUARD for more information about fees.


CASH MANAGEMENT


Vanguard may invest each Fund's daily cash balance in one or more Vanguard(R) CMT Funds, which are very low-cost money market funds. Each Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). Each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


OTHER INVESTMENT POLICIES AND RISKS


Besides investing in stocks of foreign companies, each Fund may make other kinds of investments to achieve its objective. Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


  Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


 Each Fund may enter into forward foreign currency exchange contracts, which are types of futures contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Funds' securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.


FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard(R) funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
o Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.
o Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 Each Fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

20


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed foreign index funds was approximately 85%; for all foreign stock funds, the average turnover rate was approximately 88%, as reported by Morningstar, Inc. on October 31, 2004.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------




THE FUNDS AND VANGUARD


The Funds are offered by The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.


 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------




INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the advisor to the Funds through its Quantitative Equity Group. As of October 31, 2004, Vanguard served as advisor for about $557 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

   For the fiscal year ended October 31, 2004, the advisory expenses of the European, Pacific, and Emerging Markets Stock Index Funds represented an effective annual rate of 0.01% or less of each Fund's average net assets.


   The advisor, when trading securities on behalf of the Funds, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers on its assessment of their ability to provide best execution. At the direction of the Funds' board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Funds, so long as the advisor reasonably believes that the broker can provide best execution.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR


 The manager primarily responsible for overseeing the Funds' investments is:

 GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

22

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
o Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"


 Unless you are investing through a tax-deferred retirement account (such as an
 IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share for the Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of a Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.


 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.


 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earn-

24

ings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


This explanation uses the European Stock Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2004 with a net asset value (price) of $19.93 per share. During the year, each Investor Share earned $0.54 from investment income (interest and dividends) and $3.76 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.46 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $23.77, reflecting earnings of $4.30 per share and distributions of $0.46 per share. This was an increase of $3.84 per share (from $19.93 at the beginning of the year to $23.77 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 21.89% for the year.

As of October 31, 2004, the Investor Shares had approximately $7.9 billion in net assets. For the year, the expense ratio was 0.27% ($2.70 per $1,000 of net assets), and the net investment income amounted to 2.67% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.
--------------------------------------------------------------------------------

25



EUROPEAN STOCK INDEX FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------

                                                      YEAR ENDED                 JAN. 1 TO      YEAR ENDED DECEMBER 31,
                                                      OCTOBER 31,                  OCT. 31,    -------------------------------
                                               2004         2003         2002       2001*             2000         1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $19.93       $16.44       $19.50       $25.99          $28.82       $25.28
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .54          .44          .39          .37            .335          .50
 Net Realized and Unrealized Gain (Loss)       3.76         3.45        (3.01)       (6.85)         (2.692)        3.69
 on Investments
------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              4.30         3.89        (2.62)       (6.48)         (2.357)        4.19
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.46)        (.40)        (.44)        (.01)          (.423)        (.50)
 Distributions from Realized Capital Gains       --           --           --           --           (.050)        (.15)
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.46)        (.40)        (.44)        (.01)          (.473)        (.65)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $23.77       $19.93       $16.44       $19.50          $25.99       $28.82
==============================================================================================================================
TOTAL RETURN**                                21.89%       24.27%      -13.81%      -24.94%          -8.18%       16.62%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)        $7,904       $5,339       $3,870       $4,165          $5,611       $6,106
 Ratio of Total Expenses to Average
 Net Assets                                   0.27%        0.32%        0.33%        0.30%+          0.29%        0.29%
 Ratio of Net Investment Income to
 Average Net Assets                           2.67%        2.76%        2.24%        2.08%+          1.64%        1.99%
 Turnover Rate                                   5%           6%          15%            3%             8%           7%
-==============================================================================================================================

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
** Total return figures do not reflect the 0.5% purchase fee through March 31, 2000 or the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
+    Annualized.

26


EUROPEAN STOCK INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------
                                                       YEAR ENDED
                                                       OCTOBER 31,               AUG. 13* TO
                                              ---------------------------------   OCT. 31,
                                               2004           2003       2002        2001**
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $46.82        $38.61     $45.77         $50.00
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        1.308          1.070        .96            .12
 Net Realized and Unrealized Gain (Loss)
 on Investments                               8.830          8.115     (7.08)         (4.35)
---------------------------------------------------------------------------------------------
 Total from Investment Operations            10.138          9.185     (6.12)         (4.23)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (1.118)         (.975)     (1.04)             --
 Distributions from Realized Capital Gains      --              --         --             --
---------------------------------------------------------------------------------------------
 Total Distributions                        (1.118)         (.975)     (1.04)             --
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $55.84         $46.82     $38.61         $45.77
=============================================================================================
TOTAL RETURN**                               21.98%         24.42%    -13.74%         -8.46%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          $628           $447       $335           $261
 Ratio of Total Expenses to Average
 Net Assets                                   0.18%          0.23%      0.23%        0.25%++
 Ratio of Net Investment Income to
 Average Net Assets                           2.76%          2.84%      2.41%        0.70%++
 Turnover Rate                                   5%             6%        15%             3%
=============================================================================================

*    Inception.
** The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
+ Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
++   Annualized.

PACIFIC STOCK INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED                                       YEAR ENDED
                                                       OCTOBER 31,               JAN. 1 TO              DECEMBER 31,
                                              ---------------------------------   OCT. 31,     --------------------------------
                                               2004         2003         2002        2001*            2000         1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $7.80        $5.90        $6.79        $8.95          $12.22        $7.84
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS                                                                           .
 Net Investment Income                         .121         .082         .065          .07            .077          .08
 Net Realized and Unrealized Gain (Loss)       .814        1.885        (.923)       (2.23)         (3.222)        4.39
 on Investments
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              .935        1.967        (.858)       (2.16)         (3.145)        4.47
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.105)       (.067)      (. 032)          --           (.125)        (.09)
 Distributions from Realized Capital Gains       --           --           --           --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                          (.105)       (.067)       (.032)          --           (.125)        (.09)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $8.63        $7.80       $ 5.90        $6.79           $8.95       $12.22
===============================================================================================================================
TOTAL RETURN**                               12.15%       33.75%       -12.67%      -24.13%        -25.74%        57.05%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $3,471       $2,265       $1,386       $1,389          $1,823       $2,526
 Ratio of Total Expenses to Average
 Net Assets                                   0.34%        0.39%         0.40%       0.37%+          0.38%        0.37%
 Ratio of Net Investment Income to
 Average Net Assets                           1.57%        1.49%         1.04%       1.06%+          0.68%        0.95%
 Turnover Rate                                   3%           3%          20%           2%              6%           6%
===============================================================================================================================


* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
** Total returns do not reflect the 0.5% purchase fee through March 31, 2000; the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
+    Annualized.

PACIFIC STOCK INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------
                                                       YEAR ENDED
                                                       OCTOBER 31,               AUG. 13* TO
                                              ---------------------------------   OCT. 31,
                                               2004         2003         2002        2001**
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $51.05       $38.63       $44.40         $50.00
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .835         .575         .461            .20
 Net Realized and Unrealized Gain (Loss)
 on Investments                               5.318       12.318      (6.016)         (5.80)
---------------------------------------------------------------------------------------------
 Total from Investment Operations             6.153       12.893      (5.555)         (5.60)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.733)       (.473)       (.215)             --
 Distributions from Realized Capital Gains       --           --           --             --
---------------------------------------------------------------------------------------------
 Total Distributions                         (.733)       (.473)       (.215)             --
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $56.47       $51.05       $38.63         $44.40
=============================================================================================
TOTAL RETURN**                               12.23%       33.82%      -12.55%        -11.20%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          $314         $198         $102            $80
 Ratio of Total Expenses to Average
 Net Assets                                   0.25%        0.30%        0.30%        0.32%++
 Ratio of Net Investment Income to
 Average Net Assets                           1.69%        1.59%        1.16%        2.05%++
 Turnover Rate                                   3%           3%          20%             2%
=============================================================================================


*    Inception.
** The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
+ Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
++   Annualized.

EMERGING MARKETS STOCK INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED                                       YEAR ENDED
                                                       OCTOBER 31,               JAN. 1 TO              DECEMBER 31,
                                              ---------------------------------   OCT. 31,     --------------------------------
                                               2004         2003         2002        2001*            2000         1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $11.04        $7.48       $ 7.28        $8.84          $12.50        $7.91
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .263         .170          .15          .19            .141          .24
 Net Realized and Unrealized Gain (Loss)      1.749        3.512          .25        (1.74)         (3.583)        4.62
 on Investments
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations             2.012        3.682          .40        (1.55)         (3.442)        4.86
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.172)       (.122)        (.20)        (.01)          (.218)        (.27)
 Distributions from Realized Capital Gains       --           --          --            --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                          (.172)       (.122)        (.20)        (.01)          (.218)        (.27)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $12.88       $11.04        $7.48        $7.28           $8.84       $12.50
===============================================================================================================================
TOTAL RETURN**                               18.43%       49.88%        5.27%       -17.55%        -27.56%       61.57%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $2,556       $1,589         $841         $770            $913       $1,138
 Ratio of Total Expenses to Average
  Net Assets                                  0.48%        0.53%         0.57%      0.60%+           0.59%        0.58%
 Ratio of Net Investment Income to Average
 Net Assets                                    2.44%        2.26%        1.67%      2.69%+           1.51%        2.55%
 Turnover Rate                                   11%          16%          65%         23%             40%          22%
===============================================================================================================================

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   Total  returns do not reflect the 0.5% purchase fee (1.0% prior to April 1,
     2000); the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months; the 0.5% fee on all other redemptions (1.0% prior to April 1, 2000); or the $10 annual account maintenance fee applied on balances under $10,000.
+    Annualized.

30


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs (excluding SEP-IRAs) and most custodial accounts for minors.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES


TO OPEN AND MAINTAIN AN ACCOUNT:. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the Fund. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them.


TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.

HOW TO BUY SHARES

ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number". For a list of Fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

PURCHASE FEES
The Emerging Markets Stock Index Fund charges a purchase fee of 0.5% on all share purchases, including shares purchased by exchange from other Vanguard funds. In addition, each Fund reserves the right to impose purchase fees on all share purchases. Purchase fees do not apply to shares purchased through reinvested dividends and capital gains.

YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request

32

received at Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day. BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available to:
o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.

^NEW ACCOUNTS. We are
required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor as determined by Vanguard, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.

CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.

TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.

 Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard's Admiral Service Center by telephone or mail to request this transaction.

CONVERSIONS INTO INSTITUTIONAL SHARES
You may convert Investor Shares or Admiral Shares into
Institutional Shares of the same Fund (if available), provided that your account balance in the Fund is at least $10 million. The Funds' Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

34

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE.
Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard. BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

REDEMPTION FEES
Vanguard European Stock Index Fund, and Vanguard Pacific Stock Index Fund, each charge a 2% redemption fee on shares redeemed within two months of purchase.


 Vanguard Emerging Markets Stock Index Fund charges a 2% redemption fee on shares held for less than two months, and a 0.5% redemption fee on shares held for two months or more.


Each Fund's redemption fees apply to shares redeemed by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. The 2% redemption fee applies only to shares purchased on or after June 27, 2003.

We will redeem your "oldest" shares first. Redemption fees may not apply to certain categories of redemptions, such as those that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are: redemptions of shares purchased through the reinvestment of dividend and capital gains distributions; redemptions resulting from account transfers and share class conversions within the same fund; redemptions from or within employer-sponsored defined contribution plans serviced by Vanguard's Integrated Retirement Plan Solutions Department and

Vanguard's Institutional Investment Group; redemptions resulting from required minimum distributions from an individual retirement account for which Vanguard serves as trustee or custodian; redemptions resulting from individual retirement account conversions, recharacterizations, and excess contributions; redemptions within Vanguard advisory programs (such as Vanguard Fiduciary Services) and institutional rebalancing and asset allocation programs; redemptions from or within annuity programs for which Vanguard provides specialized marketing or support services; and redemptions by certain pension plans as required by law or by regulatory authorities. Redemption fees also may be waived if required by law, regulation or court order.


 Certain intermediaries might not exempt redemption fees as described above. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^BY EXCHANGE. You may instruct
Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know .

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.

^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard(R) Prime Money Market Fund), the redemption

36

proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if the fund does not have sufficient proceeds for payment.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

   For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.

 Funds may be added to or deleted from this list at any time, without notice to shareholders.


 For ALL VANGUARD FUNDS, the following limit generally applies:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard has determined, in its sole discretion, could adversely affect management of the fund.


 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent- trading or market-timing concerns. These categories are:

38


o Systematic transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.
o Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services(R)).
o Transactions within certain retirement plans administered by Vanguard, for which other policies apply.


  This limit also will not apply if it would violate a law, regulation, or court order.

   This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.

   Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW


VANGUARD.COM(R)
^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o Authorization to act on the account (as the account owner or by legal documentation or other means).
o    Account registration and address.
o    Social Security or employer identification number.
o    Fund name and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
o    The fund name and account number.
o The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
o    Authorized signatures of all registered owners.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
* Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner, or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

40

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.

 When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.

  Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your Social Security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transactions reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

42

ANNUAL AND SEMIANNUAL REPORTS

We will send you (electronically or by mail, as you prefer) financial reports about Vanguard International Stock Index Funds twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:


o    Performance assessments with comparisons with industry benchmarks.
o    Financial statements with detailed listings of the Funds' holdings.


 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.


PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



CONTACTING VANGUARD


ONLINE

VANGUARD.COM
o    For the most complete source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests
o    24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
o For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
o For fund and service information
o For literature requests
o Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
o For account information
o For most account transactions
o Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
o For Admiral account information
o For most Admiral transactions
o Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only


INTERMEDIARY SALES SUPPORT
1-800-997-2798
o For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
o Business hours only


VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

44

FUND NUMBERS
Please use the specific fund number when contacting us about:

     Vanguard European Stock Index Fund--79 (Investor Shares) or 579 (Admiral Shares)
     Vanguard Pacific Stock Index Fund--72 (Investor Shares) or 572 (Admiral Shares)
     Vanguard Emerging Markets Stock Index Fund--533 (Investor Shares only)






























The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Tele-Account, Vanguard Tele-Account, Admiral, Explorer, VIPER, VIPERs, Vanguard Fiduciary Services, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI and MSCI bears no liability with respect to any such funds or securities. For such funds the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

VIPER(R) SHARES

In addition to Investor Shares and Admiral Shares, certain Vanguard funds offer a class of shares, known as Vanguard/(R)/ Index Participation Equity Receipts (VIPER) Shares, that are listed for trading on the American Stock Exchange
(AMEX). If you own Investor Shares or Admiral Shares issued by one of these funds, you may convert those shares into VIPER* Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.

 Each Fund in this prospectus offers a VIPER Share class:


-------------------------------------------------------------------------------
FUND                                      VIPER SHARES            TICKER SYMBOL
-------------------------------------------------------------------------------
Vanguard European Stock Index Fund     European VIPERs(R)               VGK
Vanguard Pacific Stock Index Fund      Pacific VIPERs(R)                VPL
Vanguard Emerging Markets Stock
        Index Fund                     Emerging Markets VIPERs(R)       VWO
-------------------------------------------------------------------------------

Although VIPER Shares represent an investment in the same portfolio of securities as Investor Shares or Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to VIPER Shares.

The following material summarizes key information about VIPER Shares. A separate prospectus with more complete information about VIPER Shares is also available. Investors should review that prospectus before deciding whether to convert.

DIFFERENCES BETWEEN VIPER SHARES AND CONVENTIONAL MUTUAL FUND SHARES

Investor Shares and Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted below.

 An organized trading market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares will be listed for trading on the AMEX. Investors can purchase and sell VIPER Shares on the open market through a full-service, discount, or online broker. Open-market transactions will not occur at NAV, but at market prices that change throughout the day based on changes in the prices of the fund's portfolio securities and the supply of and demand for VIPER Shares. The market price of a fund's VIPER Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.

BUYING AND SELLING VIPER SHARES

Note: VIPER Shares must be held in a brokerage account. Therefore, before acquiring VIPER Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.



*Patent Pending.

46

 You buy and sell VIPER Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares and receive less than NAV when you sell those shares.

 If you own conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) of a Vanguard fund that issues VIPER Shares, you can convert those shares into VIPER Shares of equivalent value--but you cannot convert back. See "Conversions" for a discussion of the conversion process.

 There is one other way to buy and sell VIPER Shares. Investors can purchase and redeem VIPER Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 100,000 VIPER Shares known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares this way.

RISKS

VIPER Shares issued by a fund are subject to the same risks as conventional shares of the same fund. VIPER Shares also are subject to the following risks:

o The market price of a fund's VIPER Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying VIPER Shares and you may receive less than NAV when selling them.
o VIPER Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own VIPER Shares, you must sell them on the open market. Although VIPER Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
o Trading of a fund's VIPER Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FEES AND EXPENSES

When you buy and sell VIPER Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to VIPER Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.
 The estimated total annual operating expenses (the expense ratio) for each type of VIPER Share are:



--------------------------------------------------
VIPER SHARES               EXPECTED EXPENSE RATIO
--------------------------------------------------
European VIPERs                    0.18%
Pacific VIPERs                     0.18
Emerging Markets VIPERs            0.30
--------------------------------------------------

ACCOUNT SERVICES

 Because you hold VIPER Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services/(R)/. Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of VIPER Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose VIPER Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.

CONVERSIONS

Owners of conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) issued by a Vanguard fund that offers VIPER Shares may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares of a Vanguard fund through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard imposes a fee on conversion transactions, and your broker may impose a fee of its own to process a conversion request. Vanguard reserves the right, in the future, to limit or terminate the conversion privilege or to raise the amount of the conversion fee.

 To initiate a conversion of conventional shares into VIPER Shares, you must contact your broker; your broker, in turn, will contact Vanguard. For brokers that can handle fractional shares, each full and fractional conventional share will be converted into full and fractional VIPER Shares of equivalent value. For example, if you own 300.250 conventional shares, and this is equivalent in value to 90.750 VIPER Shares, you will receive 90.750 VIPER Shares.

 Some brokers cannot handle fractional shares. If you intend to hold your VIPER Shares through one of these brokers, the conversion would be handled in such a way that you would receive a whole number of VIPER Shares. In the example above, for instance, you would convert full and fractional conventional shares equivalent in value to exactly 90 VIPER Shares. The remaining conventional shares would be redeemed, and you would receive the cash proceeds of that redemption. You would realize a gain or loss on the redemption (in no case more than the value of a single VIPER Share) that must be reported on your tax return. Please consult your broker to determine whether it can handle fractional VIPER Shares.

 Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares:

o The conversion transaction is nontaxable except to the extent that conventional shares must be sold to avoid the creation of fractional VIPER Shares.
o The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a VIPER Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.
o Until the conversion process is complete, you will remain fully invested in the fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

48

o During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you would liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.
o VIPER Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, VIPER Shares of one fund cannot be exchanged for VIPER Shares of another fund.

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



















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

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you would like more information
about Vanguard International Stock Index
Funds, the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard
shareholder and would like
information about your
account, account transactions,
and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273


INFORMATION PROVIDED
BY THE SECURITIES AND
EXCHANGE COMMISSION (SEC)
You can review and copy information
about the Funds (including the SAI) at the SEC's
Public Reference Room in Washington, DC.
To find out more about this public
service, call the SEC at 1-202-942-8090.
Reports and other information about the
Funds are also available in the EDGAR
Database on the SEC's Internet site at
http://www.sec.gov, or you can receive
copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.


Funds' Investment Company Act
file number: 811-5972


(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P072 022005

VANGUARD(R) INTERNATIONAL STOCK
INDEX FUNDS
Investor Shares for Participants . February 25, 2005


This prospectus
contains financial data for the Funds through the fiscal year ended October 31, 2004.


                                              VANGUARD EUROPEAN STOCK INDEX FUND


                                               VANGUARD PACIFIC STOCK INDEX FUND


                                      VANGUARD EMERGING MARKETS STOCK INDEX FUND


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD INTERNATIONAL STOCK INDEX FUNDS
Investor Shares
Participant Prospectus
February 25, 2005



--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO INDEX FUNDS                18 INVESTMENT ADVISOR

2 FUND PROFILES                                 19 DIVIDENDS, CAPITAL GAINS,
                                                   AND TAXES
  2 Vanguard European Stock
  Index Fund                                    20 SHARE PRICE

  5 Vanguard Pacific Stock Index Fund           20 FINANCIAL HIGHLIGHTS

  8 Vanguard Emerging Markets                   24 INVESTING WITH VANGUARD
    Stock Index Fund
                                                25 ACCESSING FUND INFORMATION
12 MORE ON THE FUNDS                               BY COMPUTER

18 THE FUNDS AND VANGUARD                       GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
 An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

INDEX FUNDS IN THIS PROSPECTUS


Vanguard offers a variety of stock index funds (both U.S. and international), as well as bond and balanced index funds. This prospectus provides information about three Vanguard International Stock Index Funds. These Funds seek to track particular segments of the international stock market.


-------------------------------------------------------------------------------
FUND                                      SEEKS TO TRACK
-------------------------------------------------------------------------------
Vanguard European Stock Index Fund        European stock markets
Vanguard Pacific Stock Index Fund         Australian and Far East stock markets
Vanguard Emerging Markets Stock Index     18 emerging stock markets in Europe,
 Fund                                      Asia, Africa, and Latin America
-------------------------------------------------------------------------------


 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.














[MSCI LOGO] European Stock Index Fund
            Pacific Stock Index Fund

2

FUND PROFILE--
VANGUARD(R) EUROPEAN STOCK INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The
MSCI Europe Index is made up of approximately 563 common stocks of companies located in 16 European countries--mostly those in the United Kingdom, France, Switzerland, and Germany (which made up 36%, 13%, 10%, and 10%, respectively, of the Index's market capitalization, as of October 31, 2004). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Switzerland, and Germany) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
o Regional risk, which is the chance that an entire region--namely, Europe--will be hurt by political upheaval, financial troubles, or natural disasters.
o Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

       ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
       ----------------------------------------------------
       SCALE -40% - 80%

                1995            22.28%
                1996            21.26
                1997            24.23
                1998            28.86
                1999            16.62
                2000            -8.18
                2001           -20.30
                2002           -17.95
                2003            38.70
                2004            20.86
      ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 22.30% (quarter ended June 30, 2003), and the lowest return for a quarter was -22.84% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
-------------------------------------------------------------------------------

Vanguard European Stock Index Fund Investor Shares    20.86%     0.13%   10.79%
MSCI Europe Index (reflects no deduction for fees
 or expenses)                                         20.88      0.06    10.57
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2004.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                            2%*


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                     0.21%
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                          0.06%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                   0.27%


* The 2% fee applies to shares redeemed within two months of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.


 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

4



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $28        $87        $152         $343
--------------------------------------------------


 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         Europe

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   79
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922042205
June 18, 1990
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VEURX
OCTOBER 31, 2004
$9.5 billion
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD(R) PACIFIC STOCK INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 503 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2004, Japan and Australia made up 73% and 18%, respectively, of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to Japan subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
o Regional risk, which is the chance that an entire region--namely, the Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.
o Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

6


       ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
       ----------------------------------------------------
       SCALE -40% - 80%

                1995            2.75%
                1996           -7.82
                1997          -25.67
                1998            2.41
                1999           57.05
                2000          -25.74
                2001          -26.34
                2002           -9.32
                2003           38.42
                2004           18.83
        ----------------------------------------------------



 During the periods shown in the bar chart, the highest return for a calendar quarter was 26.50% (quarter ended December 31, 1998), and the lowest return for a quarter was -20.69% (quarter ended December 31, 1997).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund Investor Shares    18.83%    -3.98%      0.79%
MSCI Pacific Index (reflects no deduction for fees
 or expenses)                                        18.98      -3.72     -0.70
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2004.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                            2%*


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                     0.27%
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                          0.07%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                   0.34%

* The 2% fee applies to shares redeemed within two months of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.



 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $35          $109        191         431
--------------------------------------------------





 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         Pacific

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   72
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922042106
June 18, 1990
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VPACX
OCTOBER 31, 2004
$4.5 billion
--------------------------------------------------------------------------------

8

FUND PROFILE--
VANGUARD(R) EMERGING MARKETS STOCK INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the Select Emerging Markets Index*. The Select Emerging Markets Index includes approximately 595 common stocks of companies located in emerging markets around the world. As of October 31, 2004, the largest markets covered in the Index were South Korea, South Africa, Taiwan, Brazil, and China (which made up 20%, 17%, 12%, 10%, and 9%, respectively, of the Index's market capitalization). Other countries represented in the Index include Argentina, Chile, the Czech Republic, Hungary, India, Indonesia, Israel, Mexico, Peru, the Philippines, Poland, Thailand, and Turkey. MSCI administers the Select Emerging Markets Index exclusively for Vanguard. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

* Prior to January 30, 2004, the designation "Free" appeared in the name of the Index, referring to the securities that the Index tracks. Some countries restrict foreign investment in certain industries, so the Index includes only stocks that can be bought freely by a fund. The word "Free" has been eliminated from the Index names to reflect the fact that MSCI adjusts the constituents of the Index to accommodate these foreign ownership restrictions.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:


o Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high for funds that focus on emerging markets. The Index's, and therefore the Fund's, heavy exposure to South Korea, South Africa, Taiwan, Brazil, and China subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
o Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.
o Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.



      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
      SCALE -40% - 80%

                1995            0.56%
                1996           15.83
                1997          -16.82
                1998          -18.12
                1999           61.57
                2000          -27.56
                2001           -2.88
                2002           -7.43
                2003           57.65
                2004           26.12
      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns
     would be less than those shown.
      ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 28.32% (quarter ended December 31, 1999), and the lowest return for a quarter was -22.03% (quarter ended September 30, 2001).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                    1 YEAR             5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Vanguard Emerging Markets
  Stock Index Fund Investor Shares   24.88%              5.11%          5.10%
-------------------------------------------------------------------------------
Comparative Indexes (reflect no deduction for fees or expenses)
 MSCI Emerging Markets Index*        25.95%              4.62%          3.30%
 Select Emerging Markets Index**     26.68               5.55           5.18
-------------------------------------------------------------------------------
* Prior to January 30, 2004, the Index was known as the MSCI Emerging Markets Free Index.
** Consists of stocks in 18 emerging markets in Europe, Asia, Africa, and Latin America. This Index, which was known as the Select Emerging Markets Free Index prior to January 30, 2004, is administered by MSCI exclusvely for Vanguard.
-------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2004.

10



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                           None
Purchase Fee:                                                        0.5%*
Sales Charge (Load) Imposed on Reinvested Dividends:                None
Redemption Fee:                                                2% or 0.5%**


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                0.24%
12b-1 Distribution Fee:                                              None
Other Expenses:                                                     0.24%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.48%



* The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
** The 2% fee applies to shares redeemed within two months of purchase; the 0.5% fee applies to shares redeemed two months or more from the date of purchase. The fee applies to shares redeemed by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares redeemed within two months of the purchase are subject to the 2% redemption fee, but not the 0.5% redemption fee. Shares held for two months or more from the date of purchase are not subject to the 2% redemption fee, but are subject to the 0.5% redemption fee.




 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.



-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
   $151         $260       $379         $728
-------------------------------------------------


 You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the periods below, as it would to those above):



-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
   $99         $203       $317         $651
-------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NEWSPAPER ABBREVIATION
Distributed annually in December         EmerMkt

INVESTMENT ADVISOR                       VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,   533
since inception
                                         CUSIP NUMBER
INCEPTION DATE                           922042304
May 4, 1994
                                         TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF     VEIEX
OCTOBER 31, 2004
$2.8 billion
--------------------------------------------------------------------------------

12

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


ADVANTAGES OF INDEX FUNDS


Index funds typically have the following characteristics:
o Variety of investments. Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


INDEXING METHODS

In seeking to track a particular index, a fund generally uses one of the following methods to select the securities in which it invests.


 REPLICATION METHOD. Many stock funds use the replication method of indexing. This means that a fund holds each security found in its target index in approximately the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. Each Fund employs this method of indexing.

 SAMPLING METHOD. Because it would be expensive and inefficient to buy and sell all securities held in certain indexes (the Dow Jones Wilshire 5000 Composite Index, for example, included more than 5,000 separate stocks as of October 31,
2004), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.


MARKET EXPOSURE


To track their target indexes as closely as possible, the Funds attempt to remain fully invested in foreign stocks included in their particular indexes.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING


 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------




[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
          IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.


 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                   69.4     36.1      22.0      15.5
Worst                 -23.4     -2.9       4.0      10.2
Average                12.5     10.9      12.1      13.1
----------------------------------------------------------


  The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Funds in particular.

14


 Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the preceding returns do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1995 through 2004, as measured by their respective indexes.




                              RETURNS FOR VARIOUS STOCK MARKETS*
------------------------------------------------------------------------------------------------
                             EUROPEAN            PACIFIC           EMERGING                 U.S.
                               MARKET             MARKET            MARKETS               MARKET
------------------------------------------------------------------------------------------------
1995                           21.95%              2.95%             -0.01%               37.58%
1996                           21.09              -8.30              15.22                22.96
1997                           23.80             -25.87             -16.36                33.36
1998                           28.53               2.72             -18.39                28.58
1999                           15.89              56.65              60.88                21.04
2000                           -8.39             -25.78             -27.94                -9.10
2001                          -19.90             -25.40              -2.80               -11.89
2002                          -18.38              -9.29              -7.04               -22.10
2003                           38.54              38.48              58.81                28.68
2004                           20.88              18.98              26.68                10.88
------------------------------------------------------------------------------------------------
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Index (formerly known as the Select
 Emerging Markets Free Index); and U.S. market returns are measured by the
 Standard & Poor's 500 Index.
------------------------------------------------------------------------------------------------

 Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from the Funds in particular.



[FLAG] EACH FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                 REGIONAL VERSUS BROAD INTERNATIONAL INVESTING


Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------



SECURITY SELECTION

In seeking to track their target indexes, the Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes.

  EUROPEAN STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 563 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Switzerland, and Germany--dominate the Index. These four countries made up 36%, 13%, 10%, and 10%, respectively, of the Index's market capitalization as of October 31, 2004. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $40.5 billion.

 PACIFIC STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 503 common stocks of Pacific Basin companies. The Index is dominated by the Japanese stock market, which represented 73% of the Index's market capitalization as of October 31, 2004. The other four countries represented in the Index are Australia, Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese stock market subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $12 billion.

 EMERGING MARKETS STOCK INDEX FUND. The Fund invests in the common stocks included in the Select Emerging Markets Index, which is made up of approximately 595 common stocks of companies located in 18 emerging markets of Europe, Asia, Africa, and Latin America. Five countries--South Korea, South Africa, Taiwan, Brazil, and China--collectively represent a majority of the Index, with 20%, 17%, 12%, 10%, and 9%, respectively, of the Index's market capitalization as of October 31, 2004. The other 13 countries are Argentina, Chile, the Czech Republic, Hungary, India, Indonesia, Israel, Mexico, Peru, the Philippines, Poland, Thailand, and Turkey. The Index is called "select" because it is modeled on a larger index--the MSCI Emerging Markets Index--but with certain adjustments designed to reduce risk. As of October 31, 2004, the Select Index excluded certain countries found in the MSCI Emerging Markets Index--Colombia, Egypt, Jordan, Malaysia, Morocco, Pakistan, Russia, Sri Lanka, and Venezuela--because of concerns about liquidity, repatriation of capital, or entry barriers in those markets.

 MSCI administers the Select Index exclusively for Vanguard and periodically adjusts the list of included countries to keep pace with evolution in world markets. Chile, India, and Peru were the newest additions (as of 2003) and brought the total number of emerging markets to 18 (such adjustments are made on a forward-looking basis, so past performance of the Select Index always reflects actual country representation during the relevant period). Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the small-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $7.5 billion.

 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

 The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a Fund's target index could become less diversified if

16


the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Fund tracking such an index might no longer meet the legal definition of "diversified. " For this reason, the Funds are classified as "nondiversified. " However, these Funds, in actuality, have been diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.


PURCHASE AND REDEMPTION FEES


Some Vanguard index funds charge a fee on purchases of their shares, including shares purchased by exchange from other Vanguard funds. Some Vanguard index funds also charge a fee on the redemption of their shares. Shares you have held the longest will be redeemed first. Funds incur trading costs when they invest new cash or sell securities to meet redemption requests; these costs run higher for funds that invest in small-company or international stocks.

 Unlike a sales charge or a load paid to a broker or a fund management company, all purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. Without these fees, high trading costs would prevent some funds from tracking their target indexes so closely. Purchases that result from reinvested dividends or capital gains are not subject to purchase fees. The Fund may waive the redemption fee within certain institutional or retirement benefits plans for which Vanguard provides specialized recordkeeping and support services.


CASH MANAGEMENT


Vanguard may invest each Fund's daily cash balance in one or more Vanguard(R) CMT Funds, which are very low-cost money market funds. Each Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). Each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


OTHER INVESTMENT POLICIES AND RISKS


Besides investing in stocks of foreign companies, each Fund may make other kinds of investments to achieve its objective. Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

 Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


 Each Fund may enter into forward foreign currency exchange contracts, which are types of futures contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Funds' securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

FREQUENT TRADING OR MARKET-TIMING


Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard(R) funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
o Each Vanguard fund (other than money market funds and VIPER(R) Shares) limits the number of times that an investor can exchange into and out of the fund.
o Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

  See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each Fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The FINANCIAL

18


HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed foreign index funds was approximately 85%; for all foreign stock funds, the average turnover rate was approximately 88%, as reported by Morningstar, Inc. on October 31, 2004.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included inthe fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------




THE FUNDS AND VANGUARD


The Funds are offered by The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------




INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the advisor to the Funds through its Quantitative Equity Group. As of October 31, 2004, Vanguard served as advisor for about $557 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

  For the fiscal year ended October 31, 2004, the advisory expenses of the European, Pacific, and Emerging Markets Stock Index Funds represented an effective annual rate of 0.01% or less of each Fund's average net assets.

  The advisor, when trading securities on behalf of the Funds, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers on its assessment of their ability to provide best execution. At the direction of the Funds' board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Funds, so long as the advisor reasonably believes that the broker can provide best execution.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR


The manager primarily responsible for overseeing the Funds' investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard.
He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



DIVIDENDS, CAPITAL GAINS, AND TAXES


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December.


 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

20

SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share for the Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of a Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.


 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.

 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.



FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


This explanation uses the European Stock Index Fund's Investor Shares as an example. The Investor Shares began fiscal year 2004 with a net asset value (price) of $19.93 per share. During the year, each Investor Share earned $0.54 from investment income (interest and dividends) and $3.76 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.46 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $23.77, reflecting earnings of $4.30 per share and distributions of $0.46 per share. This was an increase of $3.84 per share (from $19.93 at the beginning of the year to $23.77 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 21.89% for the year.

As of October 31, 2004, the Investor Shares had approximately $7.9 billion in net assets. For the year, the expense ratio was 0.27% ($2.70 per $1,000 of net assets), and the net investment income amounted to 2.67% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.
--------------------------------------------------------------------------------




EUROPEAN STOCK INDEX FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------------

                                                      YEAR ENDED                 JAN. 1 TO      YEAR ENDED DECEMBER 31,
                                                      OCTOBER 31,                  OCT. 31,    -------------------------------
                                               2004         2003         2002       2001*             2000         1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $19.93       $16.44       $19.50       $25.99          $28.82       $25.28
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .54          .44          .39          .37            .335          .50
 Net Realized and Unrealized Gain (Loss)       3.76         3.45        (3.01)       (6.85)         (2.692)        3.69
 on Investments
------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              4.30         3.89        (2.62)       (6.48)         (2.357)        4.19
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income          (.46)        (.40)        (.44)        (.01)          (.423)        (.50)
 Distributions from Realized Capital Gains       --           --           --           --           (.050)        (.15)
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                           (.46)        (.40)        (.44)        (.01)          (.473)        (.65)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $23.77       $19.93       $16.44       $19.50          $25.99       $28.82
==============================================================================================================================
TOTAL RETURN**                                21.89%       24.27%      -13.81%      -24.94%          -8.18%       16.62%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)        $7,904       $5,339       $3,870       $4,165          $5,611       $6,106
 Ratio of Total Expenses to Average
 Net Assets                                   0.27%        0.32%        0.33%        0.30%+          0.29%        0.29%
 Ratio of Net Investment Income to
 Average Net Assets                           2.67%        2.76%        2.24%        2.08%+          1.64%        1.99%
 Turnover Rate                                   5%           6%          15%            3%             8%           7%
-==============================================================================================================================

* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
** Total return figures do not reflect the 0.5% purchase fee through March 31, 2000; or the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
+    Annualized.

22



PACIFIC STOCK INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED                                       YEAR ENDED
                                                       OCTOBER 31,               JAN. 1 TO              DECEMBER 31,
                                              ---------------------------------   OCT. 31,     --------------------------------
                                               2004         2003         2002        2001*            2000         1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $7.80        $5.90        $6.79        $8.95          $12.22        $7.84
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS                                                                           .
 Net Investment Income                         .121         .082         .065          .07            .077          .08
 Net Realized and Unrealized Gain (Loss)       .814        1.885        (.923)       (2.23)         (3.222)        4.39
 on Investments
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              .935        1.967        (.858)       (2.16)         (3.145)        4.47
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.105)       (.067)      (. 032)          --           (.125)        (.09)
 Distributions from Realized Capital Gains       --           --           --           --              --           --
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                          (.105)       (.067)       (.032)          --           (.125)        (.09)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $8.63        $7.80       $ 5.90        $6.79           $8.95       $12.22
===============================================================================================================================
TOTAL RETURN**                               12.15%       33.75%       -12.67%      -24.13%        -25.74%        57.05%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $3,471       $2,265       $1,386       $1,389          $1,823       $2,526
 Ratio of Total Expenses to Average
 Net Assets                                   0.34%        0.39%         0.40%       0.37%+          0.38%        0.37%
 Ratio of Net Investment Income to
 Average Net Assets                           1.57%        1.49%         1.04%       1.06%+          0.68%        0.95%
 Turnover Rate                                   3%           3%          20%           2%              6%           6%
===============================================================================================================================


* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
** Total returns do not reflect the 0.5% purchase fee through March 31, 2000; or the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
+    Annualized.

EMERGING MARKETS STOCK INDEX FUND INVESTOR SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED                                       YEAR ENDED
                                                       OCTOBER 31,               JAN. 1 TO              DECEMBER 31,
                                              ---------------------------------   OCT. 31,     --------------------------------
                                               2004         2003         2002        2001*            2000         1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $11.04        $7.48       $ 7.28        $8.84          $12.50        $7.91
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .263         .170          .15          .19            .141          .24
 Net Realized and Unrealized Gain (Loss)      1.749        3.512          .25        (1.74)         (3.583)        4.62
 on Investments
-------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations             2.012        3.682          .40        (1.55)         (3.442)        4.86
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.172)       (.122)        (.20)        (.01)          (.218)        (.27)
 Distributions from Realized Capital Gains       --           --          --            --              --           --
-------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                          (.172)       (.122)        (.20)        (.01)          (.218)        (.27)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $12.88       $11.04        $7.48        $7.28           $8.84       $12.50
===============================================================================================================================
TOTAL RETURN**                               18.43%       49.88%        5.27%       -17.55%        -27.56%       61.57%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)        $2,556       $1,589         $841         $770            $913       $1,138
 Ratio of Total Expenses to Average
  Net Assets                                  0.48%        0.53%         0.57%      0.60%+           0.59%        0.58%
 Ratio of Net Investment Income to Average
 Net Assets                                    2.44%        2.26%        1.67%      2.69%+           1.51%        2.55%
 Turnover Rate                                   11%          16%          65%         23%             40%          22%
===============================================================================================================================


* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   Total  returns do not reflect the 0.5% purchase fee (1.0% prior to April 1,
     2000); or the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months; the 0.5% fee on all other redemptions (1.0% prior to April 1, 2000).
+    Annualized.

24

INVESTING WITH VANGUARD


Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.


o If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS


Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policy generally applies:

o    You must wait 90 days before exchanging back into the fund from any source.
o    The 90-day clock restarts after every exchange out of the fund.
o Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.


          For ALL VANGUARD FUNDS, the following policy generally applies:
o Participant exchange activity is limited to no more than FOUR "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS during any 12-month period. A "round trip" is an exchange redemption from a fund followed by an exchange purchase back into the fund.

 Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
 Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


If Vanguard does not administer your plan, your plan's administrator will establish omnibus accounts in the Vanguard funds. We cannot monitor the individual participants' trading activity through omnibus accounts. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the plan administrator to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a participant. Plan administrators may apply frequent-trading policies that differ from those described in this prospectus. Please read your plan's materials carefully to learn of any rules or fees that may apply.

PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


The Vanguard Group, Vanguard, PlainTalk, Explorer, VIPER and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI and MSCI bears no liability with respect to any such funds or securities. For such funds the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900


FOR MORE INFORMATION
If you would like more information about
Vanguard International Stock Index
Funds, the following documents are
available free upon request:


ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual
reports and the SAI are incorporated by
reference into (and are thus
legally a part of) this prospectus.

To receive a free copy of the
latest annual or semiannual report
or the SAI, or to request additional
information about the Funds
or other Vanguard funds,
please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM


INFORMATION PROVIDED BY
THE SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy information
about the Funds (including the SAI) at the SEC's
Public Reference Room in Washington, DC.
To find out more about this public
service, call the SEC at 1-202-942-8090.
Reports and other information about the
Funds are also available in the EDGAR
Database on the SEC's Internet site at
http://www.sec.gov, or you can receive
copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.


Funds' Investment Company Act
file number: 811-5972


(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I072 022005

VANGUARD(R) INTERNATIONAL STOCK
INDEX FUNDS
Admiral(TM) Shares for Participants . February 25, 2005


This prospectus
contains financial data for the Funds through the fiscal year ended October 31, 2004.


                                              VANGUARD EUROPEAN STOCK INDEX FUND


                                               VANGUARD PACIFIC STOCK INDEX FUND



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD INTERNATIONAL STOCK INDEX FUNDS
Admiral Shares
Participant Prospectus
February 25, 2005


--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO INDEX FUNDS                14 DIVIDENDS, CAPITAL GAINS,
                                                   AND TAXES
2 FUND PROFILES
                                                14 SHARE PRICE
  2 Vanguard European Stock
    Index Fund                                  15 FINANCIAL HIGHLIGHTS

  4 Vanguard Pacific Stock Index Fund           18 INVESTING WITH VANGUARD

7 MORE ON THE FUNDS                             19 ACCESSING FUND INFORMATION
                                                   BY COMPUTER
13 THE FUNDS AND VANGUARD
                                                GLOSSARY OF INVESTMENT TERMS
13 INVESTMENT ADVISOR
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
  An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

INDEX FUNDS IN THIS PROSPECTUS


Vanguard offers a variety of stock (both U.S. and international), as well as bond and balanced index funds. This prospectus provides information about two of the Vanguard International Stock Index Funds. Each Fund seeks to track a particular segment of the international stock market.


---------------------------------------------------------------------------
FUND                                SEEKS TO TRACK
---------------------------------------------------------------------------
Vanguard European Stock Index Fund  European stock markets
Vanguard Pacific Stock Index Fund   Australian and Far East stock markets
---------------------------------------------------------------------------




 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.


[MSCI LOGO]

2

FUND PROFILE--
VANGUARD(R) EUROPEAN STOCK INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The
MSCI Europe Index is made up of approximately 563 common stocks of companies located in 16 European countries--mostly companies in the United Kingdom, France, Switzerland, and Germany (which made up 36%, 13%, 10%, and 10%, respectively, of the Index's market capitalization, as of October 31, 2004). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Switzerland, and Germany) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
o Regional risk, which is the chance that an entire region--namely, Europe--will be hurt by political upheaval, financial troubles, or natural disasters.
o Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
        SCALE -40% - 80%

                2002           -17.85%
                2003            38.84
                2004            20.96
      ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 22.29% (quarter ended June 30, 2003), and the lowest return for a quarter was -22.85% (quarter ended September 30, 2002).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                          SINCE
                                                        1 YEAR       INCEPTION*
-------------------------------------------------------------------------------
Vanguard European Stock Index Fund Admiral Shares        20.96%           9.05%
MSCI Europe Index (reflects no deduction for             20.88            8.94
 fees or expenses)
-------------------------------------------------------------------------------
* Since-inception returns are from August 13, 2001--the inception of the Admiral Shares--through December 31, 2004
-------------------------------------------------------------------------------


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2004.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                            2%*


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                     0.12%
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                          0.06%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                   0.18%



* The 2% fee applies to shares redeemed within two months of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.

4

 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $18         $58        $101         $230
--------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES) AS OF
Distributed annually in December         OCTOBER 31, 2004
                                         $9.5 billion
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   NEWSPAPER ABBREVIATION
since inception                          EuropeAdml

INCEPTION DATE                           VANGUARD FUND NUMBER
Investor Shares--June 18, 1990           579
Admiral Shares--August 13, 2001
                                         CUSIP NUMBER
                                         922042809

                                         TICKER SYMBOL
                                         VEUSX
--------------------------------------------------------------------------------


FUND PROFILE--
VANGUARD(R) PACIFIC STOCK INDEX FUND


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 503 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2004, Japan and Australia made up 73% and 18%, respectively, of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

o Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to Japan subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
o Regional risk, which is the chance that an entire region--namely, the Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.
o Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.



      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--ADMIRAL SHARES
      ----------------------------------------------------
        SCALE -40% - 80%

                2002            -9.22%
                2003            38.58
                2004            18.96
      ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 18.83% (quarter ended September 30, 2003), and the lowest return for a quarter was -12.73% (quarter ended September 30, 2002).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                         SINCE
                                                       1 YEAR        INCEPTION*
-------------------------------------------------------------------------------
Vanguard Pacific Stock Index Fund Admiral Shares       18.96%            7.83%
MSCI Pacific Index (reflects no deduction              18.98             8.15
 for fees or expenses)
-------------------------------------------------------------------------------
* Since-inception returns are from August 13, 2001--the inception date of the Admiral Shares--through December 31, 2004.
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2004.

6



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                            2%*


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                     0.18%
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                          0.07%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                   0.25%


* The 2% fee applies to shares redeemed within two months of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.



 The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $26        $80        $141          $318
--------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              NET ASSETS (ALL SHARE CLASSES) AS OF
Distributed annually in December         OCTOBER 31, 2004
                                         $4.5 billion
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   NEWSPAPER ABBREVIATION
since inception                          PacifAdml

INCEPTION DATE                           VANGUARD FUND NUMBER
Investor Shares--June 18, 1990           572
Admiral Shares--August 13, 2001
                                         CUSIP NUMBER
                                         922042700

                                         TICKER SYMBOL
                                         VPADX
--------------------------------------------------------------------------------

MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


ADVANTAGES OF INDEX FUNDS


Index funds typically have the following characteristics:
o Variety of investments. Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index funds by definition will not perform dramatically better or worse than their benchmarks.
o Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


INDEXING METHODS

In seeking to track a particular index, a fund generally uses one of two methods to select the securities in which it invests.


 REPLICATION METHOD. Many stock funds use the replication method of indexing. This means that a fund holds each security found in its target index in approximately the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. Each Fund employs this method of indexing.

 SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Dow Jones Wilshire 5000 Composite Index, for example, included more than 5,000 separate stocks as of October 31, 2004), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. For stock funds, these include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.


MARKET EXPOSURE

To track their target indexes as closely as possible, the Funds attempt to remain fully invested in foreign stocks included in their particular indexes.

8


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING


U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------




[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
          IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.


 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                   69.4     36.1      22.0      15.5
Worst                 -23.4     -2.9       4.0      10.2
Average                12.5     10.9      12.1      13.1
----------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Funds in particular.
  Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the preceding returns do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1995 through 2004, as measured by their respective indexes.

                              RETURNS FOR VARIOUS STOCK MARKETS*
------------------------------------------------------------------------------------------------
                             EUROPEAN            PACIFIC           EMERGING                 U.S.
                               MARKET             MARKET            MARKETS               MARKET
------------------------------------------------------------------------------------------------
1995                           21.95%              2.95%             -0.01%               37.58%
1996                           21.09              -8.30              15.22                22.96
1997                           23.80             -25.87             -16.36                33.36
1998                           28.53               2.72             -18.39                28.58
1999                           15.89              56.65              60.88                21.04
2000                           -8.39             -25.78             -27.94                -9.10
2001                          -19.90             -25.40              -2.80               -11.89
2002                          -18.38              -9.29              -7.04               -22.10
2003                           38.54              38.48              58.81                28.68
2004                           20.88              18.98              26.68                10.88
------------------------------------------------------------------------------------------------
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Index (formerly known as the Select
 Emerging Markets Free Index); and U.S. market returns are measured by the
 Standard & Poor's 500 Index.
------------------------------------------------------------------------------------------------

 Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from the Funds in particular.



[FLAG] EACH FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                 REGIONAL VERSUS BROAD INTERNATIONAL INVESTING


Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------


SECURITY SELECTION


In seeking to track their target indexes, the Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes.
 EUROPEAN STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 563 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Switzerland, and Germany--dominate the Index. These four countries made up 36%, 13%, 10%, and 10%, respectively, of the Index's market capitalization as of October 31, 2004. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to

10

a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $40.5 billion.


 PACIFIC STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 503 common stocks of Pacific Basin companies. The Index is dominated by the Japanese stock market, which represented 73% of the Index's market capitalization as of October 31, 2004. The other four countries represented in the Index are Australia, Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese stock market subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $12 billion.

 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

 The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a Fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Fund tracking such an index might no longer meet the legal definition of "diversified. " For this reason, the Funds are classified as "nondiversified. " However, these Funds, in actuality, have been diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.


PURCHASE AND REDEMPTION FEES


Some Vanguard index funds charge a fee on purchases of their shares, including shares purchased by exchange from other Vanguard funds. Some Vanguard index funds also charge a fee on the redemption of their shares. Shares you have held the longest will be redeemed first. Funds incur trading costs when they invest new cash or sell securities to meet redemption requests; these costs run higher for funds that invest in small-company or international stocks.

 Unlike a sales charge or a load paid to a broker or a fund management company, all purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. Without these fees, high trading costs would prevent some funds from tracking their target indexes so closely. Purchases that result from reinvested dividends or capital gains are not subject to purchase fees. The Fund may waive the redemption fee within certain institutional or retirement benefit plans for which Vanguard provides specialized recordkeeping and support services.

CASH MANAGEMENT


Vanguard may invest each Fund's daily cash balance in one or more Vanguard(R) CMT Funds, which are very low-cost money market funds. Each Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). Each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


OTHER INVESTMENT POLICIES AND RISKS


Besides investing in stocks of foreign companies, each Fund may make other kinds of investments to achieve its objective. Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

 Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


 Each Fund may enter into forward foreign currency exchange contracts, which are types of futures contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Funds' securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

FREQUENT TRADING OR MARKET-TIMING


Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard(R) funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.

12


o Each Vanguard fund (other than money market funds and VIPER(R) Shares) limits the number of times that an investor can exchange into and out of the fund.
o Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.


 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.


 Each Fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed foreign index funds was approximately 85%; for all foreign stock funds, the average turnover rate was approximately 88%, as reported by Morningstar, Inc. on October 31, 2004.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

THE FUNDS AND VANGUARD


The Funds are offered by The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets worth more than $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays (or in the case of a fund with multiple share classes, each share class of the fund) its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------


INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund's through its Quantitative Equity Group. As of October 31, 2004, Vanguard served as advisor for about $557 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the control of the trustees and officers of the Funds.
  For the fiscal year ended October 31, 2004, the advisory expenses of the European and Pacific Stock Index Funds represented an effective annual rate of 0.01% of each Fund's average net assets.
  The advisor, when trading securities on behalf of the Funds, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers on its assessment of their ability to provide best execution. At the direction of the Funds' board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Funds, so long as the advisor reasonably believes that the broker can provide best execution.

14


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR


The manager primarily responsible for overseeing the Funds' investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard.
He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------



DIVIDENDS, CAPITAL GAINS, AND TAXES


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December.


 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected because the Fund holds foreign securities that trade on foreign markets that are open.

 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.
  When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
  Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.




FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

16


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


This explanation uses the European Stock Index Fund Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2004 with a net asset value (price) of $46.82 per share. During the year, each Admiral Share earned $1.308 from investment income (interest and dividends) and $8.830 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.118 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $55.84, reflecting earnings of $10.138 per share and distributions of $1.118 per share. This was an increase of $9.02 per share (from $46.82 at the beginning of the year to $55.84 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 21.98% for the year.

As of October 31, 2004, the Admiral Shares had approximately $628 million in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 2.76% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.
--------------------------------------------------------------------------------





EUROPEAN STOCK INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------
                                                       YEAR ENDED
                                                       OCTOBER 31,               AUG. 13* TO
                                              ---------------------------------   OCT. 31,
                                               2004           2003       2002        2001**
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $46.82        $38.61     $45.77         $50.00
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        1.308          1.070        .96            .12
 Net Realized and Unrealized Gain (Loss)
 on Investments                               8.830          8.115     (7.08)         (4.35)
---------------------------------------------------------------------------------------------
 Total from Investment Operations            10.138          9.185     (6.12)         (4.23)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income       (1.118)         (.975)     (1.04)             --
 Distributions from Realized Capital Gains      --              --         --             --
---------------------------------------------------------------------------------------------
 Total Distributions                        (1.118)         (.975)     (1.04)             --
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $55.84         $46.82     $38.61         $45.77
=============================================================================================
TOTAL RETURN**                               21.98%         24.42%    -13.74%         -8.46%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          $628           $447       $335           $261
 Ratio of Total Expenses to Average
 Net Assets                                   0.18%          0.23%      0.23%        0.25%++
 Ratio of Net Investment Income to
 Average Net Assets                           2.76%          2.84%      2.41%        0.70%++
 Turnover Rate                                   5%             6%        15%             3%
=============================================================================================

*    Inception.
** The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
+ Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
++   Annualized.

PACIFIC STOCK INDEX FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------
                                                       YEAR ENDED
                                                       OCTOBER 31,               AUG. 13* TO
                                              ---------------------------------   OCT. 31,
                                               2004         2003         2002        2001**
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $51.05       $38.63       $44.40         $50.00
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .835         .575         .461            .20
 Net Realized and Unrealized Gain (Loss)
 on Investments                               5.318       12.318      (6.016)         (5.80)
---------------------------------------------------------------------------------------------
 Total from Investment Operations             6.153       12.893      (5.555)         (5.60)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.733)       (.473)       (.215)             --
 Distributions from Realized Capital Gains       --           --           --             --
---------------------------------------------------------------------------------------------
 Total Distributions                         (.733)       (.473)       (.215)             --
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $56.47       $51.05       $38.63         $44.40
=============================================================================================
TOTAL RETURN**                               12.23%       33.82%      -12.55%        -11.20%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          $314         $198         $102            $80
 Ratio of Total Expenses to Average
 Net Assets                                   0.25%        0.30%        0.30%        0.32%++
 Ratio of Net Investment Income to
 Average Net Assets                           1.69%        1.59%        1.16%        2.05%++
 Turnover Rate                                   3%           3%          20%             2%
=============================================================================================


*    Inception.
** The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
+ Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
++   Annualized.

18

INVESTING WITH VANGUARD


Your retirement or savings plan investment options include one or both of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
o If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.


INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS


Contributions, exchanges, or redemptions must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.


 If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policy generally applies:


o    You must wait 90 days before exchanging back into the fund from any source.
o    The 90-day clock restarts after every exchange out of the fund.
o Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.


 For ALL VANGUARD FUNDS, the following policy generally applies:
o Participant exchange activity is limited to no more than FOUR "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS during any 12-month period. A "round trip" is an exchange redemption from a fund followed by an exchange purchase back into the fund.

 Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
 Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


 If Vanguard does not administer your plan, your plan's administrator will establish omnibus accounts in the Vanguard funds. We cannot monitor the individual participants' trading activity through omnibus accounts. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the plan administrator to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a participant. Plan administrators may apply frequent-trading policies that differ from those described in this prospectus. Please read your plan's materials carefully to learn of any rules or fees that may apply.

PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.



ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




The Vanguard Group, Vanguard, PlainTalk, Explorer, Admiral, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI and MSCI bears no liability with respect to any such funds or securities. For such funds the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.


MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's asset invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900


FOR MORE INFORMATION
If you would like more information
about Vanguard International Stock Index
Funds, the following documents
are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.


STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest
annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM


INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy information
about the Funds (including the SAI) at the SEC's
Public Reference Room in Washington, DC.
To find out more about this public
service, call the SEC at 1-202-942-8090.
Reports and other information about the
Funds are also available in the EDGAR
Database on the SEC's Internet site at
http://www.sec.gov, or you can receive
copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.


Funds' Investment Company Act
file numbers: 811-5972


(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I572 022005

VANGUARD(R) INTERNATIONAL STOCK
INDEX FUNDS
Institutional Shares . February 25, 2005


This prospectus
contains financial data for the Funds through the fiscal year ended October 31, 2004.


                                              VANGUARD EUROPEAN STOCK INDEX FUND


                                               VANGUARD PACIFIC STOCK INDEX FUND


                                      VANGUARD EMERGING MARKETS STOCK INDEX FUND


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD INTERNATIONAL STOCK INDEX FUNDS
Institutional Shares
Prospectus
February 25, 2005


--------------------------------------------------------------------------------
CONTENTS

1 AN INTRODUCTION TO INDEX FUNDS                21 SHARE PRICE

2 FUND PROFILES                            21 FINANCIAL HIGHLIGHTS

  2 Vanguard European Stock Index          26 INVESTING WITH VANGUARD
    Fund Institutional Shares
                                              26 Buying Shares
  5 Vanguard Pacific Stock Index
    Fund Institutional Shares                 28 Converting Shares

  8 Vanguard Emerging Markets Stock           29 Redeeming Shares
    Index Fund Institutional Shares
                                              32 Exchanging Shares
 11 MORE ON THE FUNDS
                                              33 Other Rules You Should Know
 18 THE FUNDS AND VANGUARD
                                              36 Fund and Account Updates
 18 INVESTMENT ADVISOR
                                              37 Contacting Vanguard
 19 DIVIDENDS, CAPITAL GAINS,
    AND TAXES                                 39 VIPER Shares

                                            GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

This prospectus offers the Funds' Institutional Shares, which are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million.

A separate prospectus offers Investor Shares for all of the Vanguard International Stock Index Funds, and Admiral(TM) Shares for the European and Pacific Stock Index Funds. Investor Shares and Admiral Shares have investment minimums of $3,000 ($1,000 for IRAs) and $250,000, respectively. In addition, each Fund provides an exchange-traded class of shares (VIPER Shares), which are also offered through a separate prospectus.

The Funds' separate share classes have different expenses; as a result, their investment performances will vary.
--------------------------------------------------------------------------------

AN INTRODUCTION TO INDEX FUNDS


WHAT IS INDEXING?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.
 An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

INDEX FUNDS IN THIS PROSPECTUS

Vanguard offers a variety of stock index funds (both U.S. and international), as well as bond and balanced index funds. This prospectus provides information about Vanguard International Stock Index Funds' Institutional Shares. Each Fund seeks to track a particular segment of the international stock market.


--------------------------------------------------------------------------------
FUND                                      SEEKS TO TRACK
--------------------------------------------------------------------------------
Vanguard European Stock Index Fund        European stock markets
Vanguard Pacific Stock Index Fund         Australian and Far East stock markets
Vanguard Emerging Markets Stock Index     18 emerging stock markets in Europe,
 Fund                                      Asia, Africa, and Latin America
--------------------------------------------------------------------------------

 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.














[MSCI LOGO] European Stock Index Fund
            Pacific Stock Index Fund

2

FUND PROFILE--VANGUARD(R) EUROPEAN STOCK INDEX
FUND INSTITUTIONAL SHARES


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The
MSCI Europe Index is made up of approximately 563 common stocks of companies located in 16 European countries--mostly those in the United Kingdom, France, Switzerland, and Germany (which made up 36%, 13%, 10%, and 10%, respectively, of the Index's market capitalization, as of October 31, 2004). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISK
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to four countries (the United Kingdom, France, Switzerland, and Germany) subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
o Regional risk, which is the chance that an entire region--namely, Europe--will be hurt by political upheaval, financial troubles, or natural disasters.
o Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

       ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
       ----------------------------------------------------
       SCALE -40% - 80%


                2001           -20.22%
                2002           -17.82
                2003            38.89
                2004            21.05
        ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 22.28% (quarter ended June 30, 2003), and the lowest return for a quarter was -22.87% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                        SINCE
                                                     1 YEAR         INCEPTION*
-------------------------------------------------------------------------------

VANGUARD EUROPEAN STOCK INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                                  21.05%             1.48%
 Return After Taxes on Distributions                  20.44              0.79
 Return After Taxes on Distributions                  14.05              0.89
  and Sale of Fund Shares
-------------------------------------------------------------------------------
MSCI EUROPE INDEX (reflects no deduction for
 fees, expenses, or taxes)                            20.88%            1.37%
-------------------------------------------------------------------------------
* Since-inception returns are from May 15, 2000--the inception date of the Institutional Shares--through December 31, 2004.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2004.

4



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                            2%*


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                     0.05%
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                          0.07%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                   0.12%



* The 2% fee applies to shares redeemed within two months of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.



 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $12        $39         $68          $154
--------------------------------------------------



 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $10 million

INVESTMENT ADVISOR                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   EuroInst
since inception
                                         VANGUARD FUND NUMBER
INCEPTION DATE                           235
Investor Shares--June 18, 1990
Institutional Shares--May 15, 2000       CUSIP NUMBER
                                         922042502
NET ASSETS (ALL SHARE CLASSES) AS OF
OCTOBER 31, 2004                         TICKER SYMBOL
$9.5 billion                             VESIX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD(R) PACIFIC STOCK INDEX
FUND INSTITUTIONAL SHARES


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 503 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of October 31, 2004, Japan and Australia made up 73% and 18%, respectively, of the Index's market capitalization.) For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore the Fund's, heavy exposure to Japan subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
o Regional risk, which is the chance that an entire region--namely, the Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.
o Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

6


       ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
       ----------------------------------------------------
       SCALE -40% - 80%


                2001           -26.27%
                2002            -9.19
                2003            38.65
                2004            19.00
        ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 18.72% (quarter ended September 30, 2003), and the lowest return for a quarter was -18.25% (quarter ended September 30, 2001).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                        SINCE
                                                     1 YEAR         INCEPTION*
-------------------------------------------------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                                  19.00%            -2.16%
 Return After Taxes on Distributions                  18.51             -2.54
 Return After Taxes on Distributions                  12.61             -2.02
  and Sale of Fund Shares
-------------------------------------------------------------------------------
MSCI PACIFIC INDEX (reflects no
 deduction for fees, expenses,                        18.98%            -1.95%
 or taxes)
-------------------------------------------------------------------------------
* Since-inception returns are from May 15, 2000--the inception date of the Institutional Shares--through December 31, 2004.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2004.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                 None
Purchase Fee:                                                             None
Sales Charge (Load) Imposed on Reinvested Dividends:                      None
Redemption Fee:                                                            2%*


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                     0.10%
12b-1 Distribution Fee:                                                   None
Other Expenses:                                                          0.07%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                   0.17%


* The 2% fee applies to shares redeemed within two months of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.


 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $17          $55        $96         $217
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $10 million

INVESTMENT ADVISOR                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   PacInst
since inception
                                         VANGUARD FUND NUMBER
INCEPTION DATE                           237
Investor Shares--June 18, 1990
Institutional Shares--May 15, 2000       CUSIP NUMBER
                                         922042403
NET ASSETS (ALL SHARE CLASSES) AS OF
OCTOBER 31, 2004                         TICKER SYMBOL
$4.5 billion                             VPKIX
--------------------------------------------------------------------------------

8

FUND PROFILE--VANGUARD(R) EMERGING MARKETS STOCK
INDEX FUND INSTITUTIONAL SHARES


INVESTMENT OBJECTIVE
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.


PRIMARY INVESTMENT STRATEGIES
The Fund employs a "passive management"--or indexing--investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the Select Emerging Markets Index*. The Select Emerging Markets Index includes approximately 595 common stocks of companies located in emerging markets around the world. As of October 31, 2004, the largest markets covered in the Index were South Korea, South Africa, Taiwan, Brazil, and China (which made up 20%, 17%, 12%, 10%, and 9%, respectively, of the Index's market capitalization). Other countries represented in the Index include Argentina, Chile, the Czech Republic, Hungary, India, Indonesia, Israel, Mexico, Peru, the Philippines, Poland, Thailand, and Turkey. MSCI administers the Select Emerging Markets Index exclusively for Vanguard. For more information about passive management, see "Advantages of Index Funds" and "Indexing Methods" under MORE ON THE FUNDS.

* Prior to January 30, 2004, the designation "Free" appeared in the name of the Index, referring to the securities that the Index tracks. Some countries restrict foreign investment in certain industries, so the Index includes only stocks that can be bought freely by a fund. The word "Free" has been eliminated from the Index names to reflect the fact that MSCI adjusts the constituents of the Index to accommodate these foreign ownership restrictions.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high for funds that focus on emerging markets. The Index's, and therefore the Fund's, heavy exposure to South Korea, South Africa, Taiwan, Brazil, and China subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds.
o Emerging markets risk, which is the chance that the emerging markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.
o Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns (including operating expenses and any applicable shareholder fees) compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.



       ----------------------------------------------------
              ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
       ----------------------------------------------------
       SCALE -40% - 80%
                2001            -2.74%
                2002            -7.28
                2003            57.97
                2004            26.24
        ----------------------------------------------------
     If applicable shareholder fees were reflected,
     returns would be less than those shown.
      ----------------------------------------------------


 During the periods shown in the bar chart, the highest return for a calendar quarter was 25.53% (quarter ended December 31, 2001), and the lowest return for a quarter was -21.92% (quarter ended September 30, 2001).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                        SINCE
                                                   1 YEAR           INCEPTION*
-------------------------------------------------------------------------------
VANGUARD EMERGING MARKETS STOCK INDEX
 FUND INSTITUTIONAL SHARES
 Return Before Taxes                                25.00%               8.48%
 Return After Taxes on                              24.72                7.83
  Distributions
 Return After Taxes on
  Distributions and Sale of Fund Shares             16.78                6.96
-------------------------------------------------------------------------------
COMPARATIVE INDEXES (reflect no deduction for fees,
 expenses, or taxes)
 MSCI Emerging Markets Index**                      25.95%               7.47%
 Select Emerging Markets Index+                     26.68                8.96
-------------------------------------------------------------------------------
* Since-inception returns are from June 22, 2000--the inception date of the Institutional Shares--through December 31, 2004.
** Prior to January 30, 2004, the Index was known as the MSCI Emerging Markets Free Index. +Consists of stocks in 18 emerging markets in Europe, Asia, Africa, and Latin America. This Index, which is known as the Select Emerging Markets Free Index prior to January 30, 2004, is administered by MSCI exclusvely for Vanguard.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended October 31, 2004.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                               None
Purchase Fee:                                                          0.5%*
Sales Charge (Load) Imposed on Reinvested Dividends:                    None
Redemption Fee:                                                  2% or 0.5%**


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                   0.08%
12b-1 Distribution Fee:                                                 None
Other Expenses:                                                        0.25%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                 0.33%


* The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.
** The 2% fee applies to shares redeemed within two months of purchase; the 0.5% fee applies to shares redeemed two months or more from the date of purchase. The fee applies to shares redeemed by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares redeemed within two months of the purchase are subject to the 2% redemption fee, but not the 0.5% redemption fee. Shares held for two months or more from the date of purchase are not subject to the 2% redemption fee, but are subject to the 0.5% redemption fee.




 The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, and that you redeem your shares at the end of the given period.



-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $136       $213       $297         $545
-------------------------------------------------



 You would pay the following expenses if you did not redeem your shares (the difference being that the Fund's 0.5% redemption fee would not apply to any of the periods below, as it would to those above):



-------------------------------------------------
  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $84         $156       $234        $466
-------------------------------------------------

 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $10 million

INVESTMENT ADVISOR                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   EmergInst
since inception
                                         VANGUARD FUND NUMBER
INCEPTION DATE                           239
Investor Shares--May 4, 1994
Institutional Shares--June 22, 2000      CUSIP NUMBER
                                         922042601
NET ASSETS (ALL SHARE CLASSES) AS OF
OCTOBER 31, 2004                         TICKER SYMBOL
$2.8 billion                             VEMIX
--------------------------------------------------------------------------------



MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, each Fund will invest at least 80% of its assets in the types of stocks indicated by its name. A Fund may change its 80% policy or indexing strategy only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


ADVANTAGES OF INDEX FUNDS


Index funds typically have the following characteristics:
o Variety of investments. Vanguard index funds generally invest in the stocks or bonds of a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.
 Compared with actively managed funds, most index funds have lower turnover rates and lower capital gains distributions. However, from time to time, some index funds may pay out higher-than-expected taxable distributions. That's because index funds must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a cap-

12


ital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.


INDEXING METHODS

In seeking to track a particular index, a fund generally uses one of the following methods to select the securities in which it invests.
 REPLICATION METHOD. Many stock funds use the replication method of indexing. This means that a fund holds each security found in its target index in approximately the same proportion as represented in the index itself. For example, if 5% of the Standard & Poor's 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. Each Fund employs this method of indexing.


 SAMPLING METHOD. Because it would be very expensive and inefficient to buy and sell all securities held in certain indexes (the Dow Jones Wilshire 5000 Composite Index, for example, included more than 5,000 separate stocks as of October 31, 2004), many funds tracking these larger indexes use a "sampling" technique. Using sophisticated computer programs, a fund selects, from the target index, a representative sample of securities that will resemble the full target index in terms of key risk factors and other characteristics. For stock funds, these factors include industry weightings, country weightings, market capitalization, and other financial characteristics of stocks.


MARKET EXPOSURE


To track their target indexes as closely as possible, the Funds attempt to remain fully invested in foreign stocks included in their particular indexes.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING


U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------


[FLAG] EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


          IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI

EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                   69.4     36.1      22.0      15.5
Worst                 -23.4     -2.9       4.0      10.2
Average                12.5     10.9      12.1      13.1
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Funds in particular.
 Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the preceding returns do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1995 through 2004, as measured by their respective indexes.



                              RETURNS FOR VARIOUS STOCK MARKETS*
------------------------------------------------------------------------------------------------
                             EUROPEAN            PACIFIC           EMERGING                 U.S.
                               MARKET             MARKET            MARKETS               MARKET
------------------------------------------------------------------------------------------------
1995                           21.95%              2.95%             -0.01%               37.58%
1996                           21.09              -8.30              15.22                22.96
1997                           23.80             -25.87             -16.36                33.36
1998                           28.53               2.72             -18.39                28.58
1999                           15.89              56.65              60.88                21.04
2000                           -8.39             -25.78             -27.94                -9.10
2001                          -19.90             -25.40              -2.80               -11.89
2002                          -18.38              -9.29              -7.04               -22.10
2003                           38.54              38.48              58.81                28.68
2004                           20.88              18.98              26.68                10.88
------------------------------------------------------------------------------------------------
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Index (formerly known as the Select
 Emerging Markets Free Index); and U.S. market returns are measured by the
 Standard & Poor's 500 Index.
------------------------------------------------------------------------------------------------

 Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from the Funds in particular.

14

[FLAG] EACH FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                 REGIONAL VERSUS BROAD INTERNATIONAL INVESTING


Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------



SECURITY SELECTION

 In seeking to track their target indexes, the Funds invest in portfolios of foreign stocks selected in a manner that mirrors the weightings of their target indexes.


 EUROPEAN STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Europe Index, which is made up of approximately 563 common stocks of companies located in 16 European countries. Four countries--the United Kingdom, France, Switzerland, and Germany--dominate the Index. These four countries made up 36%, 13%, 10%, and 10%, respectively, of the Index's market capitalization as of October 31, 2004. The other 12 countries--Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden--are much less significant to the Index and, consequently, to the Fund. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $40.5 billion.

 PACIFIC STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 503 common stocks of Pacific Basin companies. The Index is dominated by the Japanese stock market, which represented 73% of the Index's market capitalization as of October 31, 2004. The other four countries represented in the Index are Australia, Hong Kong, Singapore, and New Zealand. The Fund's large investment in the Japanese stock market subjects the Fund to a higher degree of country risk than that which occurs with more geographically diversified international funds. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $12 billion.

 EMERGING MARKETS STOCK INDEX FUND. The Fund invests in the common stocks included in the Select Emerging Markets Index, which is made up of approximately 595 common stocks of companies located in 18 emerging markets of Europe, Asia, Africa, and Latin America. Five countries--South Korea, South Africa,Taiwan, Brazil, and China--collectively represent a majority of the Index, with 20%, 17%, 12%, 10%, and 9%, respectively, of the Index's market capitalization as of October 31, 2004. The other 13 countries are Argentina, Chile, the Czech Republic, Hungary, India, Indonesia, Israel, Mexico, Peru, the Philippines, Poland, Thailand, and Turkey. The Index is called "select" because it is modeled on a larger index--the MSCI Emerging Markets Index--but with certain adjustments designed to reduce risk. As of October 31, 2004, the Select Index excluded certain countries found in the MSCI Emerging Markets Index--Colombia, Egypt, Jordan, Malaysia, Morocco, Pakistan,

Russia, Sri Lanka, and Venezuela--because of concerns about liquidity, repatriation of capital, or entry barriers in those markets.


 MSCI administers the Select Index exclusively for Vanguard and periodically adjusts the list of included countries to keep pace with evolution in world markets. Chile, India, and Peru were the newest additions (as of 2003) and brought the total number of emerging markets to 18 (such adjustments are made on a forward-looking basis, so past performance of the Select Index always reflects actual country representation during the relevant period). Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the small-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2004, the Fund had an asset-weighted median market capitalization of $7.5 billion.

 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

 The target indexes tracked by the Funds typically include a diverse collection of stocks. Similarly, the Funds that track these indexes hold stocks of many companies across many different industries. It is possible that a Fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a Fund tracking such an index might no longer meet the legal definition of "diversified. " For this reason, the Funds are classified as "nondiversified. " However, these Funds, in actuality, have been diversified from inception until the date of this prospectus, and Vanguard expects them to remain diversified.


PURCHASE AND REDEMPTION FEES


Some Vanguard index funds charge a fee on purchases of their shares, including shares purchased by exchange from other Vanguard funds. Some Vanguard index funds also charge a fee on the redemption of their shares. Shares you have held the longest will be redeemed first. Funds incur trading costs when they invest new cash or sell securities to meet redemption requests; these costs run higher for funds that invest in small-company or international stocks.
 Unlike a sales charge or a load paid to a broker or a fund management company, all purchase and redemption fees are paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. Without these fees, high trading costs would prevent some funds from tracking their target indexes so closely. Purchases that result from reinvested dividends or capital gains are not subject to purchase fees. See INVESTING WITH VANGUARD for more information about fees.

16

CASH MANAGEMENT


Vanguard may invest each Fund's daily cash balance in one or more Vanguard(R) CMT Funds, which are very low-cost money market funds. Each Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). Each Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


OTHER INVESTMENT POLICIES AND RISKS


Besides investing in stocks of foreign companies, each Fund may make other kinds of investments to achieve its objective. Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


 Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


 Each Fund may enter into forward foreign currency exchange contracts, which are types of futures contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Funds' securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.





FREQUENT TRADING OR MARKET-TIMING


Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing and, for funds holding foreign securities, time-zone arbitrage. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard(R) funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
o Each Vanguard fund (other than money market funds and VIPER(R) Shares) limits the number of times that an investor can exchange into and out of the fund.
o Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each Fund (other than money market funds), in determining its net asset value, may use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING


Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



TURNOVER RATE


Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for passively managed foreign index funds was approximately 85%; for all foreign stock funds, the average turnover rate was approximately 88%, as reported by Morningstar, Inc. on October 31, 2004.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE


Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

18

THE FUNDS AND VANGUARD


The Funds are offered by The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets worth more than $800 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays (or in the case of a fund with multiple share classes, each share class of the fund) its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR


The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of October 31, 2004, Vanguard served as advisor for about $557 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the control of the trustees and officers of the Funds.
  For the fiscal year ended October 31, 2004, the advisory expenses of the European, Pacific, and Emerging Markets Stock Index Funds represented an effective annual rate of 0.01% or less of each Fund's average net assets.
  The advisor, when trading securities on behalf of the Funds, must seek total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers on its assessment of their ability to provide best execution. At the direction of the Funds' board of trustees, some portion of Fund transactions may be directed to a broker that has previously agreed to rebate a portion of the commissions it receives directly to the Funds, so long as the advisor reasonably believes that the broker can provide best execution.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISOR


The manager primarily responsible for overseeing the Funds' investments is:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard.
He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------




DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS


Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS


As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

20

o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


o Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.


o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"


Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest
$5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share for the Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds.
 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of directors. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.



FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

22


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


This explanation uses the European Stock Index Fund's Institutional Shares as an example. The Institutional Shares began fiscal year 2004 with a net asset value (price) of $19.96 per share. During the year, each Institutional Share earned $0.57 from investment income (interest and dividends) and $3.76 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.49 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $23.80, reflecting earnings of $4.33 per share and distributions of $0.49 per share. This was an increase of $3.84 per share (from $19.96 at the beginning of the year to $23.80 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 22.03% for the year.

As of October 31, 2004, the Institutional Shares had approximately $988 million in net assets. For the year, the expense ratio was 0.12% ($1.20 per $1,000 of net assets), and the net investment income amounted to 2.77% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.
--------------------------------------------------------------------------------

EUROPEAN STOCK INDEX FUND INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED
                                                  OCTOBER 31,                      JAN. 1 TO           MAY 15**
                                 ----------------------------------------            OCT. 31,        TO DEC. 31,
                                          2004         2003          2002              2001*               2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $19.96       $16.46        $19.52             $25.99             $27.22
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                     .57         .471          .414               .390               .172
 Net Realized and Unrealized Gain
 (Loss) on Investments                    3.76        3.454        (3.015)            (6.848)             (.965)
-----------------------------------------------------------------------------------------------------------------
 Total from Investment Operations         4.33        3.925        (2.601)            (6.458)             (.793)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income     (.49)       (.425)        (.459)             (.012)             (.437)
 Distributions from Realized
   Capital Gains                            --           --            --                 --                 --
-----------------------------------------------------------------------------------------------------------------
 Total Distributions                      (.49)       (.425)        (.459)             (.012)             (.437)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $23.80       $19.96        $16.46             $19.52             $25.99
=================================================================================================================
TOTAL RETURN+                           22.03%       24.49%       -13.71%            -24.85%             -2.89%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)     $988         $649          $311               $248               $284
 Ratio of Total Expenses to Average
  Net Assets                              0.12%        0.17%         0.18%            0.20%++            0.20%++
 Ratio of Net Investment Income to
  Average Net Assets                     2.77%        2.96%         2.46%            2.13%++             1.19%++
 Turnover Rate                              5%           6%           15%                 3%                8%
=================================================================================================================



* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   Inception.
+ Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
++   Annualized.

24




PACIFIC STOCK INDEX FUND INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED
                                                  OCTOBER 31,                      JAN. 1 TO           MAY 15**
                                 ----------------------------------------            OCT. 31,        TO DEC. 31,
                                          2004         2003          2002              2001*               2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $7.81        $5.91         $6.79              $8.95             $11.10
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                    .134         .090          .081                .08               .052
 Net Realized and Unrealized Gain
 (Loss) on Investments                    .814        1.885         (.923)             (2.24)            (2.071)
-----------------------------------------------------------------------------------------------------------------
 Total from Investment Operations        .948         1.975         (.842)             (2.16)            (2.019)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income    (.118)       (.075)        (.038)                --              (.131)
 Distributions from Realized
   Capital Gains                            --           --            --                 --                 --
-----------------------------------------------------------------------------------------------------------------
 Total Distributions                     (.118)       (.075)        (.038)                --              (.131)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $8.64        $7.81         $5.91              $6.79              $8.95
=================================================================================================================
TOTAL RETURN+                           12.32%       33.88%       -12.44%            -24.13%            -18.19%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)     $754         $369          $131                $90               $102
 Ratio of Total Expenses to Average
  Net Assets                             0.17%        0.22%         0.25%            0.29%++            0.29%++
 Ratio of Net Investment Income to
  Average Net Assets                     1.76%        1.70%         1.20%            1.18%++            0.79%++
 Turnover Rate                              3%           3%           20%                 2%                 6%
=================================================================================================================



* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   Inception.
+ Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
++   Annualized.

EMERGING MARKETS STOCK INDEX FUND INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED
                                                  OCTOBER 31,                      JAN. 1 TO           JUNE 22**
                                 ----------------------------------------            OCT. 31,        TO DEC. 31,
                                          2004         2003          2002              2001*               2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $11.05        $7.49         $7.29              $8.84             $11.16
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                    .287         .183          .165               .200               .021
 Net Realized and Unrealized Gain
 (Loss) on Investments                   1.749        3.512          .246             (1.739)            (2.126)
-----------------------------------------------------------------------------------------------------------------
 Total from Investment Operations        2.036        3.695          .411             (1.539)            (2.105)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income    (.186)       (.135)        (.211)             (.011)             (.215)
 Distributions from Realized
   Capital Gains                            --           --            --                 --                 --
-----------------------------------------------------------------------------------------------------------------
 Total Distributions                     (.186)       (.135)        (.211)             (.011)             (.215)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $12.90       $11.05         $7.49              $7.29              $8.84
=================================================================================================================
TOTAL RETURN+                           18.64%        50.06%         5.40%           -17.42%            -18.86%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)     $245         $137           $76                $65                $19
 Ratio of Total Expenses to Average
  Net Assets                             0.33%        0.38%         0.41%              0.45%++            0.45%++
 Ratio of Net Investment Income to
  Average Net Assets                     2.61%        2.41%         1.85%              2.75%++            1.34%++
 Turnover Rate                             11%          16%           65%                23%                 40%
=================================================================================================================


* The Fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**   Inception.
+ Total return figures do not reflect the 0.5% fee imposed on purchases; the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months; or the 0.5% fee on all other redemptions.
++   Annualized.

26


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------



BUYING SHARES


ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $10 million. Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This exception does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.


TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.


 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.


HOW TO BUY SHARES
ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.


BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of Fund numbers and addresses, see Contacting Vanguard.


BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.


BY WIRE. Call Vanguard to purchase shares by wire. See
Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

PURCHASE FEES
The Emerging Markets Stock Index Fund charges a purchase fee of 0.5% on all share purchases, including shares purchased by exchange from other Vanguard funds. In addition, each Fund reserves the right to impose purchase fees on all share purchases. Purchase fees do not apply to shares purchased through reinvested dividends and capital gains.

YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.

BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

28


For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.


^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.


^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor as determined by Vanguard, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.


^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).


^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.



CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

CONVERSION FROM INVESTOR SHARES OR ADMIRAL SHARES

You may convert Investor Shares or Admiral Shares into Institutional Shares of the same Fund (if available), provided that your account balance in the Fund is at least $10 million.

MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES

If an investor no longer meets the requirements for Institutional Shares, the Fund may reclassify the investor's Institutional Shares into Investor Shares or Admiral Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares or Admiral Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.


ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

REDEMPTION FEES
Vanguard European Stock Index Fund, and Vanguard Pacific Stock Index Fund each charge a 2% redemption fee on shares redeemed within two months of purchase.
 Vanguard Emerging Markets Stock Index Fund charges a 2% redemption fee on shares held for less than two months, and a 0.5% redemption fee on shares held for two months or more.
 Each Fund's redemption fees apply to shares redeemed by selling, by exchanging to another fund, or by application of the

30


low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. The 2% redemption fee applies only to shares purchased on or after June 27, 2003.
 We will redeem your "oldest" shares first. Redemption fees may not apply to certain categories of redemptions, such as those that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are: redemptions of shares purchased through the reinvestment of dividend and capital gains distributions; redemptions resulting from account transfers and share class conversions within the same fund; redemptions from or within employer-sponsored defined contribution plans serviced by Vanguard's Integrated Retirement Plan Solutions Department and Vanguard's Institutional Investment Group; redemptions resulting from required minimum distributions from an individual retirement account for which Vanguard serves as trustee or custodian; redemptions resulting from individual retirement account conversions, recharacterizations, and excess contributions; redemptions within Vanguard advisory programs (such as Vanguard Fiduciary Services) and institutional rebalancing and asset allocation programs; redemptions from or within annuity programs for which Vanguard provides specialized marketing or support services; and redemptions by certain pension plans as required by law or by regulatory authorities. Redemption fees also may be waived if required by law, regulation or court order.

 Certain intermediaries might not exempt redemption fees as described above. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.


YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.


TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know .

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100. ^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard/(R)/ Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.


^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if the fund does not have sufficient proceeds for payment.

^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.

32


^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.



^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES


An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, DEVELOPED MARKETS INDEX FUND, TOTAL INTERNATIONAL STOCK INDEX FUND, INSTITUTIONAL DEVELOPED MARKETS INDEX FUND, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.
 Funds may be added to or deleted from this list at any time, without notice to shareholders.

 For ALL VANGUARD FUNDS, the following limit generally applies:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard has determined, in its sole discretion, could adversely affect management of the fund.

 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent-trading or market-timing concerns. These categories are:
o Systematic transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.
o Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services(R)).
o Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

 This limit also will not apply if it would violate a law, regulation, or court order.
 This limit does not apply to omnibus accounts held through intermediaries. Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.


 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW



VANGUARD.COM(R)
^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell, or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com you can consent to the electronic delievery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

34

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o Authorization to act on the account (as the account owner or by legal documentation or other means).
o    Account registration and address.
o    Social Security or employer identification number.
o    Fund name and account number, if applicable.


^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.


GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
o    The fund name and account number.
o The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
o    Authorized signatures of all registered owners.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud.

Keep your account information private and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.
 When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client.
 Intermediaries may apply frequent-trading policies that differ from those described in this prospectus. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
Each Fund reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's fund account balance falls below the minimum initial investment.
 Any such conversion or redemption will be preceded by written notice to the investor. No purchase or redemption fee will be imposed on share class conversions.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees

36


charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


FUND AND ACCOUNT UPDATES



CONFIRMATION STATEMENTS
We will send a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However we will not send such statements if they reflect only money market checkwriting or reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.


AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany the annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send you (electronically or by mail, as you prefer) financial reports about Vanguard International Stock Index Funds twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

o    Performance assessments with comparisons with industry benchmarks.
o Financial statements with detailed listings of the Funds' holdings. Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS
We generally post on our website at www.vanguard.com a detailed list of the securities held in the Fund (portfolio holdings) as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 30 days after the end of the calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We generally post on our website at www.vanguard.com the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end in the "Holdings" section of the Fund's Profile page, 15 calendar days after the end of the calendar quarter. These postings generally remain until replaced by new postings as described above. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD


ONLINE


VANGUARD.COM
o Your most complete source of Vanguard news
o For fund, account, and service information
o For most account transactions
o For literature requests
o 24 hours a day, 7 days a week


VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
o For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
o For fund and service information
o For literature requests
o Business hours only

38

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
o For account information
o For most account transactions
o Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only


INTERMEDIARY SALES SUPPORT
1-800-997-2798
o For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
o Business hours only


VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:
 Vanguard European Stock Index Fund Institutional Shares--235
 Vanguard Pacific Stock Index Fund Institutional Shares--237
 Vanguard Emerging Markets Stock Index Fund Institutional Shares--239





The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Tele-Account, Vanguard Tele-Account, Admiral, Explorer, VIPER, VIPERs, Vanguard Fiduciary Services, Vanguard Brokerage Services, and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI and MSCI bears no liability with respect to any such funds or securities. For such funds the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

VIPER(R) SHARES

In addition to Investor Shares and Admiral Shares, certain
Vanguard funds offer a class of shares, known as Vanguard(R) Index
Participation Equity Receipts (VIPER) Shares, that are listed for trading on the American Stock Exchange (AMEX). If you own Investor Shares or Admiral Shares issued by one of these funds, you may convert those shares into VIPER* Shares of the same fund.

Note: Vanguard reserves the right to modify or terminate the conversion privilege in the future.


 Each Fund in this prospectus offers a VIPER Share class:

-------------------------------------------------------------------------------
FUND                                      VIPER SHARES            TICKER SYMBOL
-------------------------------------------------------------------------------
Vanguard European Stock Index Fund     European VIPERs(R)               VGK
Vanguard Pacific Stock Index Fund      Pacific VIPERs(R)                VPL
Vanguard Emerging Markets Stock
        Index Fund                     Emerging Markets VIPERs(R)       VWO
-------------------------------------------------------------------------------


 Although VIPER Shares represent an investment in the same portfolio of securities as Investor Shares or Admiral Shares, they have different characteristics and may appeal to a different group of investors. It is important that you understand the differences before deciding whether to convert your shares to VIPER Shares.
 The following material summarizes key information about VIPER Shares. A separate prospectus with more complete information about VIPER Shares is also available. Investors should review that prospectus before deciding whether to convert.

DIFFERENCES BETWEEN VIPER SHARES AND CONVENTIONAL MUTUAL FUND SHARES

Investor Shares and Admiral Shares are "conventional" mutual fund shares; that is, they can be purchased from and redeemed with the issuing fund for cash at a net asset value (NAV) calculated once a day. VIPER Shares, by contrast, cannot be purchased from or redeemed with the issuing fund, except as noted below.


  An organized trading market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares will be listed for trading on the AMEX. Investors can purchase and sell VIPER Shares on the open market through a full-service, discount, or online broker. Open-market transactions will not occur at NAV, but at market prices that change throughout the day based on changes in the prices of the fund's portfolio securities and the supply of and demand for VIPER Shares. The market price of a fund's VIPER Shares will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of extreme market volatility the difference may become significant.


BUYING AND SELLING VIPER SHARES

Note: VIPER Shares must be held in a brokerage account. Therefore, before acquiring VIPER Shares, whether through a conversion or an open-market purchase, you must have an account with a broker.


*Patent Pending.

40


 You buy and sell VIPER Shares in the same way you buy and sell any other exchange-traded security--on the open market, through a broker. In most cases, the broker will charge you a commission to execute the transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must purchase. Because open-market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares and receive less than NAV when you sell those shares.


 If you own conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) of a Vanguard fund that issues VIPER Shares, you can convert those shares into VIPER Shares of equivalent value--but you cannot convert back. See "Conversions" for a discussion of the conversion process.
 There is one other way to buy and sell VIPER Shares. Investors can purchase and redeem VIPER Shares directly from the issuing fund at NAV if they do so (1) through certain authorized broker-dealers, (2) in large blocks of 100,000 VIPER Shares known as Creation Units, and (3) in exchange for baskets of securities rather than cash. However, because Creation Units will be worth millions of dollars, and because most investors prefer to transact in cash rather than with securities, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares this way.

RISKS

VIPER Shares issued by a fund are subject to the same risks as conventional shares of the same fund. VIPER Shares also are subject to the following risks:

o The market price of a fund's VIPER Shares will vary somewhat from the NAV of those shares. Therefore, you may pay more than NAV when buying VIPER Shares and you may receive less than NAV when selling them.
o VIPER Shares cannot be redeemed with the Fund, except in Creation Unit aggregations. Therefore, if you no longer wish to own VIPER Shares, you must sell them on the open market. Although VIPER Shares will be listed for trading on the AMEX, it is possible that an active trading market may not be maintained.
o Trading of a fund's VIPER Shares on the AMEX may be halted if AMEX officials deem such action appropriate, if the shares are delisted from the AMEX, or if the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FEES AND EXPENSES


When you buy and sell VIPER Shares through a brokerage firm, you will pay whatever commissions the firm charges. You also will incur the cost of the "bid-asked spread," which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. If you convert from conventional shares to VIPER Shares, you will not pay a brokerage commission or a bid-asked spread. However, Vanguard charges $50 for each conversion transaction, and your broker may impose its own conversion fees as well.
 The estimated total annual operating expenses (the expense ratio) for each type of VIPER Share are:


--------------------------------------------------
VIPER SHARES               EXPECTED EXPENSE RATIO
--------------------------------------------------
European VIPERs                     0.18%
Pacific VIPERs                      0.18
Emerging Markets VIPERs             0.30
--------------------------------------------------

ACCOUNT SERVICES

 Because you hold VIPER Shares through a brokerage account, Vanguard will have no record of your ownership unless you hold the shares through Vanguard Brokerage Services(R). Your broker will service your account. For example, the broker will provide account statements, confirmations of your purchases and sales of VIPER Shares, and year-end tax information. The broker also will be responsible for ensuring that you receive shareholder reports and other communications from the fund whose VIPER Shares you own. You will receive certain services (e.g., dividend reinvestment and average-cost information) only if your broker offers those services.

CONVERSIONS


Owners of conventional shares (Investor Shares, Admiral Shares, or Institutional Shares) issued by a Vanguard fund that offers VIPER Shares may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares of a Vanguard fund through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard imposes a fee on conversion transactions, and your broker may impose a fee of its own to process a conversion request. Vanguard reserves the right, in the future, to limit or terminate the conversion privilege or to raise the amount of the conversion fee.


 To initiate a conversion of conventional shares into VIPER Shares, you must contact your broker; your broker, in turn, will contact Vanguard. For brokers that can handle fractional shares, each full and fractional conventional share will be converted into full and fractional VIPER Shares of equivalent value. For example, if you own 300.250 conventional shares, and this is equivalent in value to 90.750 VIPER Shares, you will receive 90.750 VIPER Shares.
 Some brokers cannot handle fractional shares. If you intend to hold your VIPER Shares through one of these brokers, the conversion would be handled in such a way that you would receive a whole number of VIPER Shares. In the example above, for instance, you would convert full and fractional conventional shares equivalent in value to exactly 90 VIPER Shares. The remaining conventional shares would be redeemed, and you would receive the cash proceeds of that redemption. You would realize a gain or loss on the redemption (in no case more than the value of a single VIPER Share) that must be reported on your tax return. Please consult your broker to determine whether it can handle fractional VIPER Shares.
 Here are some important points to keep in mind when converting conventional shares of a Vanguard fund into VIPER Shares:


o The conversion transaction is nontaxable except to the extent that conventional shares must be sold to avoid the creation of fractional VIPER Shares.
o The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a VIPER Fund declares dividends. This is necessary to pevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.
o Until the conversion process is complete, you will remain fully invested in the fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.
o During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your

42

 share ownership) to redeem your conventional shares. After the conversion process is complete, you would liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.
o VIPER Shares, whether acquired through a conversion or purchased on the open market, cannot be converted into conventional shares of the same fund. Similarly, VIPER Shares of one fund cannot be exchanged for VIPER Shares of another fund.




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















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

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

MEDIAN MARKET CAP
An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you would like more information
about Vanguard International Stock Index
Funds, the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI provides more detailed
information about the Funds. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest
annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

If you are an individual investor:
THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of
Vanguard's Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273


INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's
Public Reference Room in Washington, DC.
To find out more about this public
service, call the SEC at 1-202-942-8090.
Reports and other information about the
Funds are also available in the EDGAR
Database on the SEC's Internet site at
http://www.sec.gov, or you can receive
copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.


Fund's Investment Company Act
file number: 811-5972


(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I235 022005

                                     PART B

                 VANGUARD(R) INTERNATIONAL EQUITY INDEX FUNDS
                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 25, 2005



This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated February 25, 2005). To obtain, without charge, a prospectus or\\ \\the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:



                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447


                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-16
SHARE PRICE...........................................................B-17
PURCHASE AND REDEMPTION OF SHARES.....................................B-17
MANAGEMENT OF THE FUNDS...............................................B-18
INVESTMENT ADVISORY SERVICES..........................................B-26
BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS......................B-26
PORTFOLIO TRANSACTIONS................................................B-30
PROXY VOTING GUIDELINES...............................................B-30
TOTAL RETURNS.........................................................B-35
FINANCIAL STATEMENTS..................................................B-35
INFORMATION ABOUT THE VIPER SHARE CLASS...............................B-36
LEGAL DISCLAIMER......................................................B-51



                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard International Equity Index Funds (the Trust) was organized as a Maryland corporation in 1989, and was reorganized as a Delaware statutory trust in July 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard International Equity Index Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, non-diversified management investment company. It currently offers the following funds and classes of shares:



                                                SHARE CLASSES**
                                                -------------


     FUND*                      INVESTOR  ADMIRAL  INSTITUTIONAL    VIPERS(R)
     ----                       --------  -------  -------------    ----------
     Vanguard European             Yes       Yes         Yes           Yes
     Stock Index Fund
     Vanguard Pacific              Yes       Yes         Yes           Yes
     Stock Index Fund
     Vanguard Emerging             Yes       No          Yes           Yes
     Markets Stock Index Fund
     *Individually, a Fund; collectively, the Funds.
    **Individually, a class; collectively, the classes.

The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares. Each Fund described in this Statement of Additional Information is a member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds for more information.



SERVICE PROVIDERS


 CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.



 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.



CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.


 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.



 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.


 CONVERSION RIGHTS. Fund shareholders may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. For additional information about the conversion rights applicable to VIPER Shares, please see "Information about the VIPER Share Class."


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Funds that are attributable to PFICs are characterized as ordinary income.


                               INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. Under normal circumstances, the European Stock Index, Pacific Stock Index, and Emerging Markets Stock Index Funds will invest at least 80% of their net assets in the types of stocks connoted by their respective names. In applying these 80% policies, assets will include net assets and borrowings for investment purposes.



   BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.



 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.



 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.



 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.



 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.



 FUNDS MAY REPURCHASE VIPER TM SHARES. Any Fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the Fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investment, are selling at a discount to net asset value, will cause the Fund to more closely track its index than alternative investments, or some combination of the three. A Fund that repurchases its VIPER Shares may lend those shares to qualified institutional borrowers as part of the Fund's securities lending activities discussed on page 12.



 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. In an index fund, the intent is to maintain exposure to foreign currencies to the same extent that the fund's assets are held in securities denominated in those currencies. A fund may enter into foreign currency contracts when it trades foreign stocks in order to avoid any gain or loss on the currency during the settlement period. A fund also may enter into foreign currency transactions to provide the appropriate currency exposure to offset an amount related to an open futures contract. A fund will not speculate in foreign currency exchange.



   Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."



 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.




 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.


 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.


 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.



 The buyer of a call option is said to be "long" on the underlying position, while the buyer of a put option is said to be "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.



OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The 1940 Act provides an exemption from these restictions for a fund-of-funds where the acquiring funds are part of the same group of investment companies and comply with various conditions set forth by the Act. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts, and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.


 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.



 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.


 VIPER SHARES. VIPER Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described above under the headings "Exchange-Traded Funds" and "Other Investment Companies."


 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 INVESTMENT POLICIES RELATING TO THE SALE OF INVESTOR SHARES OF THE FUNDS IN JAPAN. Each Fund may not borrow money except for temporary or emergency purposes in an amount not exceeding 10% of the Fund's net assets. Each Fund may borrow money through banks or Vanguard's interfund lending program only and must comply with all regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowing exceed 5% of net assets.


                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 ASSESSABLE SECURITIES. Each Fund may not invest in assessable securities or securities involving unlimited liability on the part of the holders thereof.


 BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.


 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.



DIVERSIFICATION. Each Fund will limit the aggregate value of all holdings (except U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC, each of which exceeds 5% of the Fund's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Fund's total assets as of the end of each quarter of the taxable year. Additionally, the Fund will limit the aggregate value of its holdings of a single issuer (except U.S. government securities, cash, and cash items, as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.



 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.


 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.


 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 OIL, GAS, MINERALS. Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.


 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

 None of these limitations prevents a Fund from having an ownership interest in Vanguard. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.


 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


                                   SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                        PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES



The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Funds' prospectuses. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. An order received before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; an order received after the close of regular trading on the Exchange will be executed at the price computed on the first business day following the date of receipt.



 The European Stock Index and Pacific Stock Index Funds do not charge purchase fees. The Emerging Markets Stock Index Fund charges a 0.5% purchase fee. The purchase fee is paid to the Fund to reimburse it for the transaction costs incurred from purchasing securities. The fee is deducted from all purchases, including exchanges from other Vanguard funds, but not from reinvested dividends and capital gains.


REDEMPTION OF SHARES


Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.


 Each Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lessor of $250,000 or 1% of the net assets of the Fund at the beginning of such period. If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.


 There is a 0.5% redemption fee charged for redemptions from the Emerging Markets Index Fund's Investor and Institutional Shares. For each Fund's Investor, Admiral, and Institutional Shares, a redemption fee of 2% of the value of shares redeemed will be deducted from the redemption proceeds for shares held for less than two months. For the Emerging Markets Stock Index Fund, shares redeemed within two months of purchase are subject to the 2% redemption fee, but not the 0.5% redemption fee. Shares held for two months or more from the date of purchase are not subject to the 2% redemption fee, but are subject to the 0.5% redemption fee. The redemption fee is paid to the

Fund to reimburse the Fund for transaction costs it incurs while liquidating securities in order to meet fund redemptions.


 The fee, which does not apply to any shares purchased though reinvested dividends or capital gains distributions, is withheld from redemption proceeds and retained by the Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds. We will redeem your oldest shares first.



RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard funds.



                             MANAGEMENT OF THE FUNDS


VANGUARD

Each Fund is a member of Vanguard of Investment Companies, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds, including the Funds.



 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


 The funds' officers are also officers and employees of Vanguard.


 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization.

The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of October 31, 2004, the Funds contributed $2,283,000 to Vanguard, which represented 0.01% of each Fund's net assets and was 2.28% of Vanguard's capitalization.



 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.


 One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.



During the fiscal years ended October 31, 2002, 2003, and 2004, the Funds incurred the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses:




                                                   FISCAL YEAR            FISCAL YEAR              FISCAL YEAR
                                                         ENDED                  ENDED                    ENDED
FUND                                                10/31/2004             10/31/2004               10/31/2004
----                                                ----------             ----------               ----------
European Stock Index Fund                          $12,377,000            $12,930,000              $16,270,000
Pacific Stock Index Fund                             5,071,000              5,972,000                9,379,000
Emerging Markets Stock Index Fund                    3,160,000              3,378,000                5,509,000


OFFICERS AND TRUSTEES


The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds: select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                                                                                                                          NUMBER OF
                                              VANGUARD                                                               VANGUARD FUNDS
                        POSITION(S)           FUNDS' TRUSTEE/  PRINCIPAL OCCUPATION                                     OVERSEEN BY
NAME, YEAR OF BIRTH     HELD WITH FUNDS       OFFICER SINCE    DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------     ---------------       --------------   --------------------------                           ---------------
John J. Brennan*        Chairman of the       May 1987         Chairman of the Board, Chief Executive Officer,                  132
(1954)                  Board, Chief                           and Director (Trustee) of Vanguard and each of the
                        Executive Officer,                     investment companies served by Vanguard.
                        and Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis        Trustee               January 2001     The Partners of '63 (pro bono ventures in education);            132
(1937)                                                         Senior Advisor to Greenwich Associates (international
                                                               business strategy consulting); Successor Trustee of
                                                               Yale University; Overseer of the Stern School of
                                                               Business at New York University; Trustee of the
                                                               Whitehead Institute for Biomedical Research.

Rajiv L. Gupta          Trustee               December 2001    Chairman and Chief Executive Officer of Rohm and Haas Co.        132
(1945)                                                         (chemicals) since October 1999; Board Member of American
                                                               Chemistry Council; Trustee of Drexel University and Chemical
                                                               Heritage Foundation.

JoAnn Heffernan Heisen  Trustee               July 1998        Vice President, Chief Information Officer, and                   132
(1950)                                                         Member of the Executive Committee of Johnson
                                                               & Johnson (pharmaceuticals/consumer products);
                                                               Director of the University Medical Center at Princeton
                                                               and Women's Research and Education Institute.

Burton G. Malkiel       Trustee               May 1977         Chemical Bank Chairman's Professor of Economics,                 129
(1932)                                                         Princeton University; Director of Vanguard Investment
                                                               Series plc (Irish investment fund) since November 2001
                                                               Vanguard Group (Ireland) Limited (investment management)
                                                               since November 2001, BKF Capital (investment
                                                               management), The Jeffrey Co. (holding company), and
                                                               CareGain, Inc. (healthcare management).

Andre F. Perold         Trustee               December 2004    George Gund  Professor of Finance and Banking,  Harvard          132
(1952)                                                         Business  School since  2000;   Senior   Associate
                                                               Dean: Director  of  Faculty  Recruiting,   and  Chair  of
                                                               Finance Faculty,  Harvard Business School;  Director and
                                                               Chairman of Unx, Inc. (equities trading firm) since 2003;
                                                               Director of registered  investment  companies  advised by
                                                               Merrill  Lynch Investment  Managers and  affiliates
                                                               (1985-2004), Genbel Securities  Limited (South African
                                                               financial Services firm) (1999-2003),  Gensec Bank (1999-
                                                               2001), Sanlam,  Ltd (South African insurance company)
                                                               (2001-2003),  Stockback,  Inc.  (credit  card firm)
                                                               (2000-2002), Bulldogresearch.com (investment  research)
                                                               (1999-2001);   and  Trustee  of  Commonfund   (investment
                                                                management) (1989-2001).





*Officers of the Funds are "Interested persons" as defined in the 1940 Act.


                                                                                                                          NUMBER OF
                                              VANGUARD                                                               VANGUARD FUNDS
                        POSITION(S)           FUNDS' TRUSTEE/  PRINCIPAL OCCUPATION                                     OVERSEEN BY
NAME, YEAR OF BIRTH     HELD WITH FUNDS       OFFICER SINCE    DURING THE PAST FIVE YEARS                           TRUSTEE/OFFICER
-------------------     ---------------       --------------   --------------------------                           ---------------
Alfred M. Rankin, Jr.   Trustee               January 1993     Chairman, President, Chief Executive Officer, and                132
(1941)                                                         Director of NACCO Industries, Inc. (forklift trucks/
                                                               housewares/lignite); Director of Goodrich
                                                               Corporation (industrial products/aircraft systems
                                                               and services); Director of Standard Products
                                                               Company (supplier for automotive industry) until 1998.

J. Lawrence Wilson      Trustee               April 1985       Retired Chairman and Chief Executive Officer of                  132
(1936)                                                         Rohm and Haas Co. (chemicals); Director of
                                                               Cummins Inc. (diesel engines), MeadWestvaco
                                                               Corp. (packaging products), and Amerisource Bergen
                                                               Corp. (pharmaceutical distribution); Trustee of
                                                               Vanderbilt University and Culver Educational
                                                               Foundation.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*      Secretary             June 2001        Managing Director and General Counsel of                         132
(1951)                                                         Vanguard since September 1997; Secretary of
                                                               Vanguard, and of each of the investment
                                                               served by Vanguard since June 2001.

Thomas J. Higgins*      Treasurer             July 1998        Principal of Vanguard; Treasurer of each of                      132
(1957)                                                         the investment companies served by Vanguard
                                                               since July 1998.

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.




 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2003 and 2004, Vanguard paid Greenwich subscription fees amounting to less than $350,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.




TRUSTEES' OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each class of each fund.

                   VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

                                                                          DOLLAR RANGE OF FUND          AGGREGATE DOLLAR RANGE OF
                                                                            SHARES OWNED BY               VANGUARD FUND SHARES
FUND                                          TRUSTEE                           TRUSTEE                     OWNED BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN STOCK INDEX FUND                     John J. Brennan                 Over $100,000                   Over $100,000
                                              Charles D. Ellis                Over $100,000                   Over $100,000
                                              Rajiv L. Gupta                      None                        Over $100,000
                                              JoAnn Heffernan Heisen              None                        Over $100,000
                                              Burton G. Malkiel               Over $100,000                   Over $100,000
                                              Andre F. Perold*                     N/A                              N/A
                                              Alfred M. Rankin, Jr.               None                        Over $100,000
                                              J. Lawrence Wilson              Over $100,000                   Over $100,000

PACIFIC STOCK INDEX FUND                      John J. Brennan                 Over $100,000                   Over $100,000
                                              Charles D. Ellis                Over $100,000                   Over $100,000
                                              Rajiv L. Gupta                      None                        Over $100,000
                                              JoAnn Heffernan Heisen              None                        Over $100,000
                                              Burton G. Malkiel               $10,001-$50,000                 Over $100,000
                                              Andre F. Perold*                     N/A                              N/A
                                              Alfred M. Rankin, Jr.               None                        Over $100,000
                                              J. Lawrence Wilson                  None                        Over $100,000

EMERGING MARKETS STOCK INDEX FUND             John J. Brennan                 Over $100,000                   Over $100,000
                                              Charles D. Ellis                     None                       Over $100,000
                                              Rajiv L. Gupta                       None                       Over $100,000
                                              JoAnn Heffernan Heisen               None                       Over $100,000
                                              Burton G. Malkiel                    None                       Over $100,000
                                              Andre F. Perold*                     N/A                              N/A
                                              Alfred M. Rankin, Jr.                None                       Over $100,000
                                              J. Lawrence Wilson              Over $100,000                   Over $100,000

*Mr. Perold became a trustee effective December 2004.


TRUSTEE COMPENSATION



The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-20), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.



 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.



 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.



 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                   VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
                               COMPENSATION TABLE

                                                PENSION OR RETIREMENT
                             AGGREGATE             BENEFITS ACCRUED             ACCRUED ANNUAL          TOTAL COMPENSATION
                         COMPENSATION FROM         AS PART OF THESE           RETIREMENT BENEFITS         FROM ALL VANGUARD
TRUSTEE                   THESE FUNDS/(1)/        FUNDS' EXPENSES/(1)/         AT JANUARY 1, 2004     FUNDS PAID TO TRUSTEES/(3)/
-----------------------------------------------------------------------------------------------------------------------------------
John J. Brennan.               None                      None                          None                        None
Charles D. Ellis             $2,336                      None                          None                    $112,700
Rajiv L. Gupta                2,336                      None                          None                     112,700
JoAnn Heffernan Heisen        2,336                      $ 98                       $ 3,873                     112,700
Burton G. Malkiel             2,336                       160                        11,247                     112,700
Andre F. Perold/(4)/            N/A                       N/A                           N/A                      19,200
Alfred M. Rankin, Jr.         2,336                       118                         6,067                    $112,700
J. Lawrence Wilson            2,695                       125                         8,393                     130,000
---------
(1)The amounts shown in this column are based on the Funds' fiscal year ended October 31, 2004. Each Fund within the Trust is responsible for a proportionate share of these amounts.
(2)Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments).
   Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3)The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 132
   Vanguard funds (129 in the case of Mr. Malkiel) for the 2004 calendar year.
(4)Mr. Perold became a trustee effective December, 2004.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Polices and Procedures) to govern the disclosure of the portfolio holdings of a Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.


 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose their ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets (collectively, ten largest stock holdings) as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.



ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, will seek to disclose their complete portfolio holdings as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. A Principal or Senior Analyst in Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interest of the fund.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.



 As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Alcom Printing Group Inc., Apple Press Automatic Data Processing, Inc., Intelligencer Printing Company, Lipper Inc., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.



DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, (Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.



 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described in the preceding text may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.



DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the funds or their agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the fund Boards. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.



DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Approved Vanguard Representatives to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.



 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason. "Approved Vanguard Representatives" include Vanguard fund officers, Vanguard fund portfolio managers and other individuals employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by a Principal in Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.



PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.



PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.



                          INVESTMENT ADVISORY SERVICES



Vanguard provides investment advisory services to the Funds and several other Vanguard funds. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard. During the fiscal years ended October 31, 2002, 2003, and 2004, the Funds incurred expenses for investment advisory services of approximately the following amounts:


                                                   FISCAL YEAR            FISCAL YEAR              FISCAL YEAR
                                                         ENDED                  ENDED                    ENDED
    FUND                                            10/31/2002             10/31/2003               10/31/2004
    ----                                            ----------             ----------               -----------
    Vanguard European Stock Index Fund                 $99,000               $108,000                  $121,000
    Vanguard Pacific Stock Index Fund                   99,000                108,000                   121,000
    Vanguard Emerging Markets Stock Index Fund          99,000               108 ,000                   121,000




                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS


Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. The board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Quantitative Equity Group. Vanguard provides the board with monthly, quarterly, and annual analyses of the Quantitative Equity Group's performance, as well as other information of interest from time to time. In addition, Vanguard provides the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of each Fund's internalized management. Each Fund's portfolio manager meets with the board periodically to discuss the management and performance of the Fund.



When considering whether to continue the internalized management structure of the Funds, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the services provided, as well as other material facts, such as the investment performance of the Fund's assets and the fair market value of the services provided. The board reviews and considers the extent to which the advisor has realized or will realize economies of scale as the Fund grows. Additional information is provided to the board detailing other sources of revenue to the advisor or its affiliates from its relationship with the Fund; intangible or fall-out benefits that accrue to the advisor and its affiliates, if relevant, and the advisor's control of the investment expenses of the Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.


 The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds.



 After reviewing and considering the factors stated above as they relate to the Funds, the board determines whether it would be in the best interests of the respective Fund shareholders to continue the internalized management arrangements for the Funds.



VANGUARD EUROPEAN STOCK INDEX FUND


The board considered the following factors when determining whether Vanguard should continue providing internalized investment management services as cost to the Fund:

-    The nature, extent, and quality of the services provided.

-    The investment performance of the Fund's assets managed by Vanguard.

-    The fair market value of the services provided.

- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

-    Vanguard's control of the operating expenses of the Fund.


 The specific Fund performance and advisory fee information considered by the board included the following:



                          AVERAGE ANNUAL RETURN (BEFORE TAXES)*
                           FOR PERIODS ENDED OCTOBER 31, 2004

                                                                                      ADVISORY FEES
                                                                                    EXPRESSED AS AN
                                                                                   ANNUAL EFFECTIVE
                                           ONE      FIVE        TEN    EXPENSE   RATE OF THE FUNDS'
                                          YEAR     YEARS      YEARS      RATIO   AVERAGE NET ASSETS
                                          ----     -----      -----      -----   ------------------
EUROPEAN STOCK INDEX FUND
 INVESTOR SHARES                        21.89%     0.41%      9.18%       0.27%    Less than   0.01%
 Average European Region Fund**         21.59      1.69       7.91        1.81                 0.78
 MSCI Europe Index                      21.89      0.30       8.98         N/A                  N/A
 *Return figures do not reflect the $10 annual maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.



- The board considered the Fund's short- and long-term investment performance, which are disclosed in the table above. The board determined that the performance results for the Fund were very close to those of the Fund's target index and exceeded the performance results of the average european region fund (derived from data provided by Lipper Inc.).

- The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.

- The board assessed the advisory expenses incurred by the Fund and considered the fair market value of the services provided in light of the expenses incurred. The board concluded that the expenses incurred to Vanguard were very reasonable and were significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.

- Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders was to continue the investment management arrangement with Vanguard.



VANGUARD PACIFIC STOCK INDEX FUND (VANGUARD)


The board considered the following factors when determining whether Vanguard should continue providing internalized investment management services as cost to the Fund:

-    The nature, extent, and quality of the services provided.

-    The investment performance of the Fund's assets managed by Vanguard.

-    The fair market value of the services provided.

- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

-    Vanguard's control of the operating expenses of the Fund.


 The specific Fund performance and advisory fee information considered by the board included the following:



                          AVERAGE ANNUAL RETURN (BEFORE TAXES)*
                           FOR PERIODS ENDED OCTOBER 31, 2004

                                                                                      ADVISORY FEES
                                                                                    EXPRESSED AS AN
                                                                                   ANNUAL EFFECTIVE
                                           ONE      FIVE        TEN    EXPENSE   RATE OF THE FUNDS'
                                          YEAR     YEARS      YEARS      RATIO   AVERAGE NET ASSETS
                                          ----     -----      -----      -----   ------------------
PACIFIC STOCK INDEX FUND
 INVESTOR SHARES                        12.15%    -3.80%     -2.25%       0.34%     Less than  0.01%
 Average Pacific Region Fund**           7.48     -6.17      -1.65        2.27                 0.85
 MSCI Pacific Index                     12.13     -3.52      -2.21         N/A                  N/A
 *Return figures do not reflect the $10 annual maintenance fee applied on balances under $10,000.
**Derived from data provided by Lipper Inc.


- The board considered the Fund's short- and long-term investment performance, which are disclosed in the table above. The board determined that the performance results for the Fund were very close to those of the Fund's target index and during some periods they exceeded the performance results of the average pacific region fund (derived from data provided by Lipper Inc.).

- The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.


- The board assessed the advisory expenses incured by the Fund and considered the fair market value of the services provided in light of the expenses incurred. The board concluded that the expenses incurred to Vanguard were very reasonable and were significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.


- Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.


- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders was to continue the investment management arrangement with Vanguard.



VANGUARD EMERGING MARKETS STOCK INDEX FUND (VANGUARD)


The board considered the following factors when determining whether Vanguard should continue providing internalized investment management services as cost to the Fund:

-    The nature, extent, and quality of the services provided.

-    The investment performance of the Fund's assets managed by Vanguard.

-    The fair market value of the services provided.

- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

-    Vanguard's control of the operating expenses of the Fund.


 The specific Fund performance and advisory fee information considered by the board included the following:




                          AVERAGE ANNUAL RETURN (BEFORE TAXES)*
                           FOR PERIODS ENDED OCTOBER 31, 2004

                                                                                      ADVISORY FEES
                                                                                    EXPRESSED AS AN
                                                                                   ANNUAL EFFECTIVE
                                           ONE      FIVE        TEN    EXPENSE   RATE OF THE FUNDS'
                                          YEAR     YEARS      YEARS      RATIO   AVERAGE NET ASSETS
                                          ----     -----      -----      -----   ------------------
EMERGING MARKETS STOCK INDEX FUND
 INVESTOR SHARES+                       17.26%     6.44%      2.08%       0.48%     Less than  0.01%
 Average Emerging Markets Fund**        19.50      7.20       1.80        2.13                 0.86
 MSCI All Country World Index ex USA    19.67      0.45       4.33         N/A                 N/A
 Select Emerging Markets Index***       19.03      7.02       2.10         N/A                 N/A

  *Return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
 **Data provided by Lipper Inc.
***Consists of stocks in 18 emerging markets of Europe, Asia, Africa, and Latin America.
   The index is administered exclusively for Vanguard by MSCI. Prior to January 30, 2004, the Index was known as the Select
   Emerging Markets Free Index.
  +Performance figures for the Emerging Markets Stock Index Fund are adjusted for the 0.5% transaction fee on purchases and redemptions.




- The board considered the Fund's short- and long-term investment performance, which are disclosed in the table above. The board determined that the performance results for the Fund were very close to those of the fund's target index and over the long term, they exceeded the performance results of the average emerging markets fund (derived from data provided by Lipper Inc.).

- The board concluded that, in the aggregate, the nature, extent, and quality of services provided by Vanguard to the Fund are appropriate and should continue.


- The board assessed the advisory expenses incurred by the Fund and considered the fair market value of the services provided in light of the expenses incurred. The board concluded that the expenses incurred to Vanguard were very reasonable and were significantly less than the average advisory fee paid by others in the Fund's Lipper peer group.


- Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of the Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.


- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interests of the Fund's shareholders was to continue the investment management arrangement with Vanguard.



                             PORTFOLIO TRANSACTIONS


In placing securities transactions, the advisor will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers who supply statistical information and provide other services in addition to execution services to the Funds.

 During the fiscal years ended October 31, 2002, 2003, and 2004, the Funds paid brokerage commissions in the following amounts:


                                                   FISCAL YEAR            FISCAL YEAR              FISCAL YEAR
                                                         ENDED                  ENDED                    ENDED
    FUND                                            10/31/2002             10/31/2003               10/31/2004
    ----                                            ----------             ----------               -----------
    European Stock Index Fund                       $4,762,000            $2,816,,000                $5,057,000
    Pacific Stock Index Fund                           908,000                376,000                   718,000
    Emerging Markets Stock Index Fund                3,519,000              2,034,000                 3,649,000





                             PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.


 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.


 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.


 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
---------------------                                      ------------------------
Nominated slate results in board comprised of a        Nominated slate results in board comprised of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).





B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.


 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


  The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Company requires senior executives to hold a minimum   Total potential dilution (including all stock-based plans) exceeds 15% of
amount of company stock (frequently expressed as a     shares outstanding.
multiple of salary).

Company requires stock acquired through option         Annual option grants acquired through have exceeded 2% of shares outstanding.
exercise to be held for a certain period of time.
Compensation program includes performance-vesting      Plan permits repricing or replacement of options without shareholder
awards, indexed options or other performance-linked    approval.
grants.

Concentration of option grants to senior executives    Plan permits issuance of options with exercise prices below the grant date
is limited (indicating that the plant is very broad-   market value of the company's stock.
based).

Stock-based compensation is clearly used as a sub-     Plan provides for the issuance of reload options.
cash in delivering market-competitive total pay.
                                                       Plan contains automatic share replenishment (evergreen) feature.






B. BONUS PLANS



Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.



C. EMPLOYEE STOCK PURCHASE PLANS


We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 Our positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:


FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Plan is relatively short-term (3-5 years).             Plan is long term (>5 years).

Plan requires shareholder approval for renewal         Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of indep-      Ownership trigger is less than 15%.
endent directors at least every three years (so-
called TIDE provisions).

Plan includes permitted bid/qualified offer feature    Classified board.
(chewable pill) that mandates shareholder vote in
certain situations.

Ownership trigger is reasonable (15-20%)               Board with limited independence.
Highly independent, non-classified board.



B. CUMULATIVE VOTING


We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.

                                  TOTAL RETURNS



The average annual total returns of each Fund for the one-, five-, and ten-year periods (or since inception) ended October 31, 2004, are set forth below:




                                                                                 5 YEARS (OR SINCE                10 YEARS (OR SINCE
                                                          1 YEAR ENDED            INCEPTION) ENDED                  INCEPTION) ENDED
FUND                                                        10/31/2004                  10/31/2004                        10/31/2004
----                                                        ----------                 -----------                         ---------
VANGUARD EUROPEAN STOCK INDEX FUND INVESTOR SHARES*
 Return Before Taxes                                            21.89%                       0.41%                             9.18%
 Return After Taxes on Distributions                            21.51                       -0.24                              8.42
 Return After Taxes on Distributions and Sale of Fund Shares    14.68                       -0.00                              7.70

VANGUARD EUROPEAN STOCK INDEX FUND ADMIRAL SHARES
(Inception August 13, 2001)
 Return Before Taxes                                            21.98%                       5.78%                              N/A

VANGUARD EUROPEAN STOCK INDEX FUND INSTITUTIONAL SHARES
(Inception May 15, 2000)
 Return Before Taxes                                            22.03%                      -0.99%                              N/A

VANGUARD PACIFIC STOCK INDEX FUND INVESTOR SHARES*
 Return Before Taxes                                            12.15%                      -3.80%                            -2.25%
 Return After Taxes on Distributions                            11.88                       -4.09                             -2.55
 Return After Taxes on Distributions and Sale of Fund Shares     8.11                       -3.34                             -2.03

VANGUARD PACIFIC STOCK INDEX FUND ADMIRAL SHARES
(Inception August 13, 2001)
 Return Before Taxes                                            12.23%                       4.90%                              N/A
VANGUARD PACIFIC STOCK INDEX FUND INSTITUTIONAL SHARES
(Inception May 15, 2000)
 Return Before Taxes                                            12.32%                      -4.42%                              N/A

VANGUARD EMERGING MARKETS STOCK INDEX FUND INVESTOR SHARES**
 Return Before Taxes                                            17.26%                       6.44%                             2.08%
 Return After Taxes on Distributions                            17.02                        5.76                              1.42
 Return After Taxes on Distributions and Sale of Fund Shares    11.53                        5.13                              1.36

VANGUARD EMERGING MARKETS STOCK INDEX FUND INSTITUTIONAL SHARES+
(Inception June 22, 2000)
 Return Before Taxes                                            17.47%                       5.16%                              N/A

 *Return Figures do not reflect the annual account maintenance fee imposed on accounts with balances of less than $10,000 or the fee imposed on purchases prior to April 1, 2000.
**Return figures do not reflect the annual account maintenance fee imposed on accounts with balances of less than $10,000, but do reflect the 0.5% fee imposed on purchases and redemptions.
 +Return figures reflect the 0.5% fee imposed on purchases and redemptions.


                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended October 31, 2004, appearing in the Funds' 2004 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

                     INFORMATION ABOUT THE VIPER SHARE CLASS


Each Fund offers and issues an exchange-traded class of shares called VIPER Shares. Each Fund issues VIPER Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.


 Each VIPER Fund issues Creation Units in kind, in exchange for a basket of portfolio securities (Deposit Securities). Each VIPER Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, an in-kind redemption of portfolio securities (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. The Deposit Securities and Redemption Securities may include American Depository Receipts (ADRs). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each VIPER Fund reserves the right to issue Creation Units for cash, rather than in kind. As of the date of this prospectus, cash purchases and redemptions will be required for securities traded in Brazil,Chile, India, South Korea, and Taiwan.
                         ----------------


EXCHANGE LISTING AND TRADING


European VIPERs, Pacific VIPERs, and Emerging Markets VIPERs have been approved for listing on the American Stock Exchange (AMEX) and will trade on the AMEX at market prices that may differ from net asset value.


 There can be no assurance that, in the future, VIPER Shares will continue to meet all of the AMEX's listing requirements. The AMEX may, but is not required to, delist a Fund's VIPER Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the VIPER Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will also delist a Fund's VIPER Shares upon termination of the VIPER Share class.


 As with any stock traded on an exchange, purchases and sales of VIPER Shares will be subject to usual and customary brokerage commissions.


 The AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV)") for each Fund as calculated by an information provider. The Funds are not involved with or responsible for the calculation or dissemination of the IOPVs, and they make no warranty as to the accuracy of the IOPVs. An IOPV for each Fund's VIPER Shares is disseminated every 15 seconds during regular AMEX trading hours. An IOPV has an equity securities value component and a cash component. The equity securities values included in an IOPV are based on the real time market prices of the Deposit Securities for a Fund's VIPER Shares. The IOPV is designed as an estimate of a Fund's net asset value at a particular point in time, but it is only an estimate and it should not be viewed as the actual net asset value, which is calculated once each day.


CONVERSIONS AND EXCHANGES


Owners of conventional shares issued by a VIPER Fund (Investor, Admiral, or Institutional Shares) may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same fund.


 Investors that are not Authorized Participants must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, an investor must contact her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.


 Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; her ownership of conventional shares and VIPER Shares will be known only to her broker. Next, the broker will instruct Vanguard to convert the appropriate amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held in an account at Vanguard in the name of DTC. (DTC will keep track of which VIPER Shares belong to the broker and the broker, in turn, will keep track of which VIPER Shares belong to its customers.) Because DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned 300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor's account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (2) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on her tax return (unless she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.


 The conversion process works differently if the investor opts to hold VIPER Shares through an account at Vanguard Brokerage Services(R) (VBS(R)). If the investor converts her conventional shares to VIPER Shares through VBS, all conventional shares for which she requests conversion will be converted into the equivalent amount of VIPER Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.


 Here are some important points to keep in mind when converting conventional shares of a Fund into VIPER Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

- The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day. Vanguard imposes conversion blackout windows around the dates when a VIPER Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the VIPER share class into which the shares will be converted.

- During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and her investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, the investor will be able to liquidate all or part of her investment by instructing Vanguard or her broker (depending on whether her shares are held in her own account or her broker's omnibus account) to redeem her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of her investment by instructing her broker to sell her VIPER Shares.


BOOK ENTRY ONLY SYSTEM


Vanguard(R)/ /VIPER(TM) Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (NYSE), the AMEX, and the National Association of Securities Dealers (NASD). Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).


 Beneficial ownership of VIPER Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in VIPER Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of VIPER Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in VIPER Shares.


 Each Fund recognizes DTC or its nominee as the record owner of all VIPER Shares for all purposes. Beneficial Owners of VIPER Shares are not entitled to have VIPER Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of VIPER Shares.


 Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of the VIPER Shares of each Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding VIPER Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.


 Share distributions shall be made to DTC or its nominee as the registered holder of all VIPER Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in VIPER Shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of VIPER Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.


 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such VIPER Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.


 DTC may determine to discontinue providing its service with respect to VIPER Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of VIPER Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which VIPER Shares may be listed).


PURCHASE AND ISSUANCE OF VIPER SHARES IN CREATION UNITS


The VIPER Funds issue and sell VIPER Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The VIPER Funds will not issue fractional Creation Units.


 A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


FUND DEPOSIT


The consideration for purchase of a Creation Unit from a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.


 The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).


 Vanguard, through the National Securities Clearing Corporation (NSCC) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced Fund Deposit composition is made available. Each Fund reserves the right to accept a nonconforming Fund Deposit.


 The identity and number of shares of the Deposit Securities required for a Fund Deposit may change from one day to another to reflect rebalancing adjustments and corporate actions, or in response to adjustments to the weighting or composition of the component stocks of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting.


 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate Fund, and the Fund's determination shall be final and binding.


PROCEDURES FOR PURCHASING CREATION UNITS


To be eligible to place orders with the Distributor and to purchase Creation Units from a Fund, you must be an Authorized Participant, i.e., a DTC Participant that has executed an agreement with the Trust's Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.


 We strongly recommend that Authorized Participants contact the Distributor one business day prior to placing a purchase order. To initiate a purchase order for a Creation Unit, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The Distributor shall inform the Fund's Custodian of the order. The Custodian will then inform the appropriate foreign subcustodians. Each subcustodian shall maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the relevant Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by Vanguard. Deposit Securities must be delivered to an account maintained at the applicable local subcustodians. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on the Business Day.


  The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable Transaction Fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.


  The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.

 Neither the Trust, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly).


 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.


  An order to purchase Creation Units is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If the appropriate parties do not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


  Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When each subcustodian has confirmed to the Custodian that the required securities included in the Fund Deposit have been delivered to the account of the relevant subcustodian, and the cash component has been delivered to the Custodian, the Distributor shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit.


 A Fund may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, cash totaling at least 103% of the market value of the undelivered Deposit Securities (the Additional Cash Deposit) in accordance with the Fund's procedures. The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time on such date. If the order is not placed in proper form by 4 p.m, then the Fund may reject the order and the investor shall be liable to the Fund for losses, if any, resulting therefrom. Information concerning the Funds' current procedures for use of collateral under these circumstances is available from the Distributor. The Funds will be permitted to purchase missing Deposit Securities at any time and the Authorized Participant will be subject to liability for any shortfall between the cost to the Fund of purchasing the missing Deposit Securities and the cash collateral.


ACCEPTANCE OF PURCHASE ORDERS


Subject to the conditions that (1) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of regular trading on the NYSE, and (2) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right to reject any order until acceptance.


REJECTION OF PURCHASE ORDERS


Each of the Funds reserves the absolute right to reject a purchase order. By way of example, and not limitation, a Fund will reject a purchase order if:

-    the order is not in proper form;

- the investor(s), upon obtaining the VIPER Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;

- the Deposit Securities delivered are not as disseminated through the facilities of the AMEX for that date, as described above;

- acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

- acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

- acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

- circumstances outside the control of the Fund, the Transfer Agent, the Custodian, the Subcustodian(s), the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Custodian, the Subcustodian(s), the Distributor, DTC, NSCC, or any other participant in the purchase process, and similar extraordinary events.


 The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The Funds, Vanguard, the Transfer Agent, the Custodian, the Subcustodian(s), and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.


TRANSACTION FEE ON PURCHASES OF CREATION UNITS


Each of the Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units.


  When a VIPER Fund permits or requires a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities. The transaction fees for in-kind and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Fund.

                                                                                 MAXIMUM ADDITIONAL VARIABLE
FUND                                          TRANSACTION FEE ON PURCHASES        CHARGE FOR CASH PURCHASES*
----                                          ----------------------------        --------------------------
European VIPERs                                         $9,600                              2.00%
Emerging Markets VIPERs                                 $9,300                              2.00%
Pacific Stock VIPERs                                    $7,200                              2.00%
   *As a percentage of the cash in lieu of amount invested




REDEMPTION OF VIPER SHARES IN CREATION UNITS


VIPER Shares may be redeemed only in Creation Units; a Fund will not redeem VIPER Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of VIPER Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a Business Day in good order will receive the NAV next determined after the request is made.


 Unless cash redemptions are available or specified for a Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.


 Vanguard, through the NSCC, makes available immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through NSCC.


TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS


Each of the VIPER Funds imposes a transaction fee (payable to the Fund) to compensate the Funds for the transfer and other transaction costs associated with the redemption of Creation Units.

 When a VIPER Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.


 The transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Redemption Securities from the Fund to their account.

                                                                                    MAXIMUM ADDITIONAL VARIABLE
FUND                                          TRANSACTION FEE ON REDEMPTIONS        CHARGE FOR CASH REDEMPTIONS*
----                                          ------------------------------        ----------------------------
European VIPERs                                         $9,600                              2.00%
Emerging Markets VIPERs                                 $9,300                              2.00%
Pacific Stock VIPERs                                    $7,200                              2.00%
  *As a percentage of the cash in lieu of amount redeemed.


PLACEMENT OF REDEMPTION ORDERS


Redemption requests for Creation Units must be submitted to the Distributor by or through an Authorized Participant on a Business Day between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Investors are responsible for making arrangements for redemption requests to be made through Authorized Participants. The Distributor will provide a list of current Authorized Participants upon request. Investors making a redemption request should be aware that such request must be in the form specified by the Authorized Participant. Investors making a redemption request should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the VIPER Shares to the Fund's Transfer Agent. Investors should also allow for the additional time that may be requested to effect redemptions through their financial intermediaries if such intermediaries are not Authorized Participants. We strongly recommend that Authorized Participants contact the Distributor one business day prior to placing a redemption order.


  An order to redeem a Creation Unit of a Fund is deemed received on the Transmittal Date if (1) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. If the Fund's custodian does not receive the required number of VIPER Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


 The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Fund according to the procedures set forth under "Calculation of Net Asset Value," computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the Fund on such Transmittal Date.


 Each of the VIPER Funds reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the net asset value of its VIPER Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).


 If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular stock included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the stock. In addition, each Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.


  A redemption request is considered to be in "proper form" if (1) an Authorized Participant has transferred or caused to be transferred to the Fund's Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (2) a request satisfactory to the Fund is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above.


  Upon receiving a redemption request, the Distributor shall notify the Fund and the Fund's Transfer Agent of such redemption request. The tender of an investor's VIPER Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds VIPER Shares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.


  In connection with taking delivery of shares of Redemption Securities upon redemption of a Creation Unit, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank, or other custody provider in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Deposit Securities will be delivered.


  Deliveries of redemption proceeds by the VIPER Funds relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to a Fund, Appendix A identifies the instances where more than seven days would be needed to deliver redemption proceeds. The Funds will deliver in-kind redemption proceeds within the number of days stated in Appendix A.


  If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of the redeeming Beneficial Owner has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of the Creation Unit redeemed after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Redemption Securities of the Fund). Redemptions of Creation Units will be subject to compliance with applicable United States federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities.


  Although the VIPER Funds do not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by a Fund, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).


  To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Unit to be redeemed to the Fund at or prior to 4:00 p.m. on the business day of submission of such redemption request, the Distributor will nonetheless accept the redemption in reliance on the undertaking by the Authorized Participant to deliver the missing VIPER Shares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 103% of the value of the missing VIPER Shares in accordance with the Fund's then-effective procedures. Information concerning the Funds' current procedures for use of collateral under these circumstances is available from the Distributor. The only collateral that is acceptable to the Fund is cash in U.S. dollars. The Fund's current procedures for collateralization of missing VIPER Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds, and that the fees of the custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Fund to purchase the missing VIPER Shares or acquire the Redemption Securities and the Cash Component underlying such VIPER Shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such VIPER Shares, Redemption Securities, or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

  Because the Redemption Securities of a Fund may trade on the relevant exchange(s) on days that the AMEX is closed, stockholders may not be able to redeem their shares of such Fund, or to purchase or sell VIPER Shares on the AMEX, on days when the net asset value of such Fund could be significantly affected by events in the relevant foreign markets.


  The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.


              APPENDIX A--VIPER SHARES: FOREIGN MARKET INFORMATION


The VIPER Funds generally intend to deliver Redemption Securities on a basis of "T" plus three Business Days. The Funds may effect deliveries of Redemption Securities on a basis other than T plus three to accommodate local holiday schedules or under certain other circumstances. The ability of the Funds to effect in-kind redemptions within three Business Days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays that are Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Funds from delivering securities within three Business Days.


  The securities delivery cycles currently practicable for transferring Redemption Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances, during the calendar year 2005. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.


VANGUARD EMERGING MARKETS VIPERs

REGULAR HOLIDAYS. The dates in the calendar year 2005 on which the regular Argentina, Brazil, Chile, China, Czech Republic, Hong Kong, Hungary, India,
Indonesia, Israel, Mexico, Peru, Philippines, Poland, South Africa, Korea, Taiwan, Thailand, and Turkey holidays affect the relevant securities markets are as follows. Changes in local holidays or securities delivery practices could affect the information set forth below:

ARGENTINA
---------
March 24        August 15
March 25        October 10
May 25          December 8
June 20

BRAZIL
------
January 25      September 7
February 7      March 25
May 26          October 12
November 15     April 21
February 8      November 2

CHILE
-----
March 25        September 19
May 23          October 10
June 27         November 1
August 15       December 8


CHINA
-----
January 3       February 10     May 2      May 6        October 6
February 7      February 11     May 3      October 3    October 7
February 8      February 14     May 4      October 4
February 9      February 15     May 5      October 5


CZECH REPUBLIC
--------------
March 28        October 28
July 5          November 17
July 6          December 26
September 28


HUNGARY
-------
March 14        October 31
March 15        November 1
March 28        December 26
May 16


INDIA
-----
January 21      August 15       November 15
January 26      September 7
March 25        October 12
April 14        November 1

INDONESIA
---------
January 21      March 25        September2              November 8
February 9      April 22        November 2              December 26
February 10     May 5           November 3
March 11        May 24          November 4
                August 17       November 7

ISRAEL
------
April 24        August 14       October 13
May 12          October 4       October 18
June 13         October 5       October 25


MEXICO
------
March 21
March 24
March 25
September 16
December 12

PERU
----
March 24        July 29
March 25        August 30
June 29         November 1
July 28         December 8


PHILIPPINES
-----------
February 25     November 30
March 24        December 30
March 25
November 1


POLAND
------
March 25        August 15
March 28        November 1
May 3           November 11
May 26          December 26


SOUTH AFRICA
------------
March 21        May 2           December 26
March 25        June 16
March 28        August 9
April 27        December 16


SOUTH KOREA
-----
February 8      April 5         September 19
February 9      May 5           October 3
February 10     June 6          December 30
March 1         August 15


TAIWAN
------
February 7      February 10     April 5
February 8      February 11     May 2
February 9      February 28     October 10


THAILAND
--------
January 3       April 14        May 23     October 24
February 23     April 15        July 1     December 5
April 6         May 2           July 22    December 12
April 13        May 5           August 12


TURKEY
------
January 19      August 30       November 4
January 20      October 28
January 21      November 2
May 19          November 3

REDEMPTION. A redemption request over the following holidays would result in a settlement period that will exceed seven calendar days (examples are based on the days particular holidays fall during the calendar year 2005). The longest redemption cycle for Emerging Markets VIPERs is a function of the longest redemption cycles among the countries whose stocks comprise this Fund.

Brazil
------
Redemption Date   Redemption Settlement Date       Settlement Period
2/2/05                     2/10/05                      T+8

China
-----
Redemption Date   Redemption Settlement Date       Settlement Period
2/2/05                     2/16/05                      T+14
2/3/05                     2/16/05                      T+13
2/4/05                     2/16/05                      T+12
4/27/05                    5/6/05                       T+9
4/28/05                    5/6/05                       T+8
9/30/05                    10/10/05                     T+10

Indonesia
------
Redemption Date   Redemption Settlement Date       Settlement Period
10/27/05                   11/9/05                      T+13
10/28/05                   11/9/05                      T+12
10/31/05                   11/9/05                      T+9

South Africa
-------------
Redemption Date   Redemption Settlement Date       Settlement Period
3/18/05                    3/28/05                       T+10

Taiwan
-------------
Redemption Date   Redemption Settlement Date       Settlement Period
2/4/05                     2/14/05                       T+10

Thailand
-------------
Redemption Date   Redemption Settlement Date       Settlement Period
4/8/05                     4/18/05                       T+10


In 2005, 14 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request for Emerging Markets VIPERs.


VANGUARD EUROPEAN VIPERs

REGULAR HOLIDAYS. The dates in the calendar year 2005 on which the regular Austrian, Belgian, British, Danish, Dutch, Finnish, French, German, Greek, Irish, Italian, Norwegian, Portuguese, Spanish, Swedish, and Swiss holidays affect the relevant securities markets fall are as follows:


AUSTRIA
-------

March 25
March 28
December 26


BELGIUM
-------
March 25
March 28
December 30


DENMARK
-------
March 24        May 5
March 25        May 16
March 28        December 26
April 22

FINLAND
-------
January 6
March 25        June 24
March 28        December 6
May 5           December 26


FRANCE
------
March 25
March 28


GERMANY
-------
March 25
March 28
December 26


GREECE
------
January 6       May 2           December 26
March 14        June 20
March 25        August 15
March 28        October 28
April 29


IRELAND
-------
January 3       May 2           December 27
March 25        August 29
March 28        December 26


ITALY
-----
March 25
March 28
December 26


NETHERLANDS
-----------
March 25
March 28
December 26


NORWAY
------
March 24        May 16
March 25        May 17
March 28        December 26
May 5

PORTUGAL
--------
March 25
March 28
December 26

SPAIN
-----
March 25
March 28
December 26


SWEDEN
------
January 6       May 16
March 25        June 24
March 28        December 26
May 5


SWITZERLAND
-----------
March 25        August 1
March 28        December 26
May 5
May 16


UNITED KINGDOM
--------------
January 3       May 30
March 25        August 29
March 28        December 26
May 2           December 27

REDEMPTION. A redemption request over the following holidays would result in a settlement period that will exceed seven calendar days (examples are based on the days particular holidays fall during the calendar year 2005). The longest redemption cycle for European VIPERs is a function of the longest redemption cycles among the countries whose stocks comprise this Fund.

Denmark
-------------
Redemption Date   Redemption Settlement Date       Settlement Period
3/21/05                     3/29/05                      T+8

Norway
-------------
Redemption Date   Redemption Settlement Date       Settlement Period
3/21/05                     3/29/05                       T+8

     In 2005, 8 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request for European VIPERs.


VANGUARD PACIFIC VIPERs

REGULAR HOLIDAYS. The dates in the calendar year 2005 on which the regular Australian, Hong Kong, Japan, New Zealand, and Singaporean holidays affect the relevant securities markets are as follows:


AUSTRALIA
---------
January 3       March 28
January 26      April 25        November 1
March 14        June 13         December 26
March 25        August 1        December 27


HONG KONG
---------
                March 25        May 16
February 9      March 28        July 1         December 26
February 10     April 5         September 19   December 27
February 11     May 2           October 11


JAPAN
-----
                February 11     May 4          September 23     December 23
                March 21        May 5          October 10       December 30
January 3       April 29        July 18        November 3
January 10      May 3           September 19   November 23


NEW ZEALAND
-----------
January 3       April 25        December 27
January 4       June 6
March 25        October 24
March 28        December 26

SINGAPORE
---------
                March 25        November 1
January 21      May 2           November 3
February 9      May 23          December 26
February 10     August 9


REDEMPTION. A redemption request over the following holidays would result in a settlement period that will exceed seven calendar days (examples are based on the days particular holidays fall during the calendar year 2005). The longest redemption cycle for Pacific VIPERs is a function of the longest redemption cycles among the countries whose stocks comprise this Fund.

Japan
-----
Redemption Date   Redemption Settlement Date       Settlement Period
4/26/05                    5/6/05                        T+10


In 2005, 10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request for Pacific VIPERs.

                                LEGAL DISCLAIMERS


EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.


 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

                                                                   SAI072 022005

                                     PART C

                    VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
                                OTHER INFORMATION


ITEM 22. EXHIBITS


(a) Declaration of Trust, filed on September 25, 2002, Post-Effective Amendment No. 24, is hereby incorporated by reference.
(b) By-Laws, filed on February 11, 2002, Post-Effective Amendment No. 23, are hereby incorporated by reference.
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d) Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)  Unerwriting Contracts, Not applicable
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g) Custodian Agreement, filed on February 11, 2002, Post-Effective Amendment No. 23, for Brown Brothers Harriman & Co., is hereby incorporated by reference.
(h) Amended and Restated Funds' Service Agreement, filed February 19, 2003, Post-Effective Amendment No. 26, is hereby incorporated by reference.
(i)  Legal Opinion, Not Applicable
(j)  Consent  of  Independent   Registered  Public  Accounting  Firm,  is  filed
     herewith.
(k)  Omitted Financial Statements, Not Applicable
(l)  Initial Capital Agreements, Not Applicable
(m)  Rule 12(b)-1 Plan, Not Applicable
(n)  Rule 18f-3 Plan, is filed herewith.
(o)  Reserved
(p)  Code of Ethics, for The Vanguard Group, is filed herewith.


ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 24. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 26. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109.


ITEM 28. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 29. UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 22nd day of February, 2005.

                                    VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

                                   BY:_____________(signature)________________

                                                  (HEIDI STAM)
                                                JOHN J. BRENNAN*
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURE                       TITLE                                      DATE
------------------------------------------------------------------------------------------------

By:       /S/ JOHN J. BRENNAN        President, Chairman, Chief                 February 22, 2005
    -----------------------------      Executive Officer, and Trustee
            (Heidi Stam)
          John J. Brennan*

By:       /S/ CHARLES D. ELLIS       Trustee                                    February 22, 2005
    -----------------------------
            (Heidi Stam)
          Charles D. Ellis*

By:       /S/ RAJIV L. GUPTA         Trustee                                    February 22, 2005
    -----------------------------
            (Heidi Stam)
          Rajiv L. Gupta*


By:   /S/ JOANN HEFFERNAN HEISEN     Trustee                                    February 22, 2005
    -----------------------------
            (Heidi Stam)
        JoAnn Heffernan Heisen*


By:      /S/ BURTON G. MALKIEL       Trustee                                    February 22, 2005
    -----------------------------
            (Heidi Stam)
          Burton G. Malkiel*

By:      /S/ ANDRE F. PEROLD         Trustee                                    February 22, 2005
    -----------------------------
            (Heidi Stam)
          Andre F. Perold*


By:    /S/ ALFRED M. RANKIN, JR.     Trustee                                    February 22, 2005
    ----------------------------
            (Heidi Stam)
        Alfred M. Rankin, Jr.*


By:    /S/ J. LAWRENCE WILSON        Trustee                                    February 22, 2005
    ----------------------------
            (Heidi Stam)
        J. Lawrence Wilson*


By:     /S/ THOMAS J. HIGGINS        Treasurer and Principal                    February 22, 2005
    -----------------------------     Financial Officer and Principal
            (Heidi Stam)              Accounting Officer
         Thomas J. Higgins*

* By Power of Attorney. Filed on December 20, 2004, see File Number 2-14336. Incorporated by reference.

                                INDEX TO EXHIBIT

Consent of Independent Registered Public Accounting Firm .Ex-99.J

Rule 18f-3 Plan. . . . . . . . . . . . . . . . . . . . . .Ex-99.N

Code of Ethics . . . . . . . . . . . . . . . . . . . . . .Ex-99.P